UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07121)

Exact name of registrant as specified in charter:	Putnam Asset Allocation Funds

Address of principal executive offices:	100 Federal Street, Boston, Massachusetts 02110

Name and address of agent for service:	Stephen Tate, Vice President 100 Federal Street Boston, Massachusetts 02110

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	September 30, 2022

Date of reporting period:	October 1, 2021 – September 30, 2022

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

A world of investing.®

Putnam Investments

Putnam Dynamic Asset Allocation Conservative Fund

Annual report
9 | 30 | 22

Asset allocation funds invest in a mix of many different types of investments to help weather changing market environments.

FUND SYMBOL
CLASS A
PACAX

Putnam Dynamic
Asset Allocation
Conservative Fund

Annual report
9 | 30 | 22

Message from the Trustees

November 11, 2022

Dear Fellow Shareholder:

Financial markets are reminding us that the journey to long-term returns often involves weathering periods of heightened volatility. This year, stocks and bonds have experienced losses, and U.S. gross domestic product has declined slightly. Persistent inflation has caused the U.S. Federal Reserve to raise interest rates to contain price pressures, an effort that may continue into 2023. At the same time, we are encouraged by recent economic data that suggests inflation rates are improving.

While this challenging environment is a test of patience, you can be confident that Putnam portfolio managers are actively working for you. As the prices of many stocks and bonds move lower, our teams are researching new and attractive investment opportunities for your fund while assessing risks.

We also would like to announce changes to the Board of Trustees. In July 2022, we welcomed Jennifer Williams Murphy and Marie Pillai as new Trustees. Both have a wealth of investment advisory and executive management experience. We also want to thank our Trustees who retired from the Board on June 30, 2022. Paul Joskow served with us since 1997, and Ravi Akhoury joined the Board in 2009. We wish them well.

Thank you for investing with Putnam.

Putnam Dynamic Asset Allocation Conservative Fund is designed for investors seeking total return consistent with preservation of capital. The fund’s target mix of 70% bonds and 30% stocks has been developed to pursue this goal while moderating investment volatility.

The managers believe that spreading fund holdings across a variety of asset classes can help to smooth performance compared with the more extreme market ups and downs that can happen when investing in only one type of asset.

Active global research guides our portfolio decisions.

Today, trends can spread quickly from one part of the world to affect markets everywhere. The portfolio managers of Putnam’s Global Asset Allocation group have extensive experience analyzing how opportunities and risks are connected across borders. They follow a disciplined process to adjust the portfolio as market conditions change.

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Diversification can help to reduce volatility over time.

With today’s market volatility, investors should consider evaluating the effectiveness of a portfolio over a full market cycle. Recent history has demonstrated that a more diversified portfolio can outperform in the long run.

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Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See below and pages 10–12 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

All Bloomberg indices are provided by Bloomberg Index Services Limited.

Lipper peer group median is provided by Lipper, a Refinitiv company.

* Putnam Conservative Blended Benchmark is a blended benchmark administered by Putnam Management and comprises 65% the Bloomberg U.S. Aggregate Bond Index, 25% the Russell 3000 Index, 5% the MSCI EAFE Index (ND), and 5% the JPMorgan Developed High Yield Index.

† The fund’s secondary benchmark, the Putnam Conservative Blended Benchmark, was introduced on 12/31/94, which post-dates the inception of the fund’s class A shares.

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 9/30/22. See above and pages 10–12 for additional fund performance information. Index descriptions can be found on pages 16–17.

All Bloomberg indices are provided by Bloomberg Index Services Limited.

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Brett, please describe investing conditions for the 12-month reporting period.

Investors faced multiple headwinds during the period. Supply chain bottlenecks, slowing global growth, high inflation, and the Russia-Ukraine War weighed on investor sentiment. Of these concerns, controlling inflation remained a top priority of the U.S. Federal Reserve. In November 2021, the Fed began tapering its $120 billion-per-month bond-buying program, signaling it would raise interest rates in calendar 2022.

After a relatively calm start to the new year, Russia’s invasion of Ukraine on February 24 caused a flight to safety. Investors shed growth-oriented stocks in favor of value-oriented, cyclical stocks. Yields on U.S. Treasuries rose and commodity prices soared. Inflation concerns spread globally. For the first time since 2018, the Fed increased interest rates, adding 0.25% to borrowing costs at its March 2022 meeting. The Fed pledged to make additional interest-rate hikes at its six remaining policy meetings in calendar 2022.

Between May and September, the Fed raised interest rates four more times. The federal funds rate moved from 0.00%–0.25% at the start of the

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Allocations are shown as a percentage of the fund’s net assets as of 9/30/22. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

This table shows the fund’s top 10 individual holdings and the percentage of the fund’s net assets that each represented as of 9/30/22. Short-term investments, to-be-announced (TBA) commitments, and derivatives, if any, are excluded. Holdings may vary over time.

6 Dynamic Asset Allocation Conservative Fund

period to 3.00%–3.25% by period-end. Many investors feared that more hawkish Fed policies would tip the U.S. economy into a recession.

Stocks and bonds posted losses for the 12-month reporting period. U.S. stocks, as measured by the S&P 500 Index, returned –15.47%. Non-U.S. stocks in developed markets, as measured by the MSCI EAFE Index [ND], fared worse, returning –25.13%. High-yield bonds returned –13.08%, as measured by the JPMorgan Developed High Yield Index. Investment-grade bonds returned –14.60%, as measured by the Bloomberg U.S. Aggregate Bond Index.

Credit spreads widened as interest rates rose. [Spreads are the yield advantage credit-sensitive bonds offer over comparable-maturity U.S. Treasuries. Bond prices rise as yield spreads tighten and decline as spreads widen.] The yield on the benchmark 10-year U.S. Treasury climbed from 1.52% at the start of the period to 3.83% by period-end. Short-term yields rose even more, causing the yield curve to flatten or invert at times.

How did the fund perform for the 12 months ended September 30, 2022?

The fund returned –16.17%, underperforming its primary benchmark, the Bloomberg U.S. Aggregate Bond Index, which returned –14.60%. The fund also underperformed the custom Putnam Conservative Blended Benchmark, which returned –15.62%.

What strategies impacted fund performance relative to the custom benchmark during the reporting period?

Overall, our dynamic asset allocation decisions slightly aided performance. We adjusted the portfolio’s tactical allocation mix several times during the period. The largest boost to fund performance came from our equity allocation decisions. Equity positioning in the first quarter of calendar 2022 added value, as the fund benefited from short-term over- and underweight positions, which took advantage of equity market volatility. A modest overweight position in the second quarter of calendar 2022 offset some of these gains as stocks moved into correction territory [a decline of 10% or more from a recent high]. Underweight positioning in August and September 2022 benefited results as stocks sank to annual lows.

In fixed income, the portfolio experienced a small gain from a modest underweight position to interest-rate risk, as yields rose sharply with the Fed’s move toward tighter policy. We changed this position to neutral at the beginning of February 2022.

The portfolio posted a loss from an out-of-benchmark, modestly long position to commodity risk, implemented at the beginning of March 2022. The position ranged from modestly long to long over the remainder of the period.

Overall, security selection decisions boosted performance. Our quantitative U.S. large-cap core equity strategy performed strongly, while our quantitative international equity strategy contributed a small gain. In quantitative strategies, our team analyzes stock market history to identify characteristics of stocks [factors] that have excess risk-adjusted returns. Over the period, our valuation factors drove performance. Our fundamental U.S. large-cap growth and opportunistic fixed income strategies finished negative for the period. Our fundamental U.S. large-cap value strategy was a notable positive contributor.

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As the fund starts a new fiscal year, how is it positioned relative to the custom benchmark?

The fund is positioned defensively relative to the custom benchmark as of October 1, 2022. The portfolio has an underweight position to equity risk and a neutral position to interest-rate risk. Tactically, the portfolio has an out-of-benchmark, modestly long position to commodity risk. Toward period-end, we decreased our commodity position from long to modestly long.

What is your outlook for financial markets?

Volatility has been a major constant across markets year to date. Rising inflation, supply chain disruptions, monetary policy tightening, and the war in Ukraine have weighed down most asset classes. Looking ahead, we expect market volatility to persist and investor sentiment to waver given many uncertainties and fears of recession.

Our near-term outlook for equities is bearish. We believe the equity market has yet to bottom. This view is supported by the Fed’s bias toward higher interest rates and the lack of improvement in labor-market tightness. A brief equity rally in July 2022 was not justified by economic activity, in our view. Our breadth thrust signals [a technical indicator that determines market momentum] have not confirmed the start of a new bullish trend.

Our near-term outlook for rate-sensitive fixed income is neutral. To reduce inflation, the Fed will need to raise interest rates faster and more than the market anticipates, in our view. We believe this will have a negative impact on duration exposure. However, this view is tempered by deteriorating economic data and heightened recession risk, which could be a catalyst for interest rates to move lower, in our view.

Our view on commodities is slightly bullish. A strengthening U.S. dollar, rising real yields [adjusted for the impact of inflation], and a looming recession could be headwinds for commodities, in our view. However, over the medium term, we believe that supply constraints are a reason to be bullish on the asset class.

This chart shows how the fund’s top weightings have changed over the past six months. Allocations are shown as a percentage of the fund’s net assets. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

8 Dynamic Asset Allocation Conservative Fund

Against this backdrop, we continue to have conviction in our investment strategies given our ability to adapt the portfolio to changing market conditions.

Thank you, Brett, for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

ABOUT DERIVATIVES

Derivatives are an increasingly common type of investment instrument, the performance of which is derived from an underlying security, index, currency, or other area of the capital markets. Derivatives employed by the fund’s managers generally serve one of two main purposes: to implement a strategy that may be difficult or more expensive to invest in through traditional securities, or to hedge unwanted risk associated with a particular position.

For example, the fund’s managers might use currency forward contracts to capitalize on an anticipated change in exchange rates between two currencies. This approach would require a significantly smaller outlay of capital than purchasing traditional bonds denominated in the underlying currencies. In another example, the managers may identify a bond that they believe is undervalued relative to its risk of default, but may seek to reduce the interest-rate risk of that bond by using interest-rate swaps, a derivative through which two parties “swap” payments based on the movement of certain rates. In other examples, the managers may use options and futures contracts to hedge against a variety of risks by establishing a combination of long and short exposures to specific equity markets or sectors.

Like any other investment, derivatives may not appreciate in value and may lose money. Derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities. And because derivatives typically represent contractual agreements between two financial institutions, derivatives entail “counterparty risk,” which is the risk that the other party is unable or unwilling to pay. Putnam monitors the counterparty risks we assume. For example, Putnam often enters into collateral agreements that require the counterparties to post collateral on a regular basis to cover their obligations to the fund. Counterparty risk for exchange-traded futures and centrally cleared swaps is mitigated by the daily exchange of margin and other safeguards against default through their respective clearinghouses.

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Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended September 30, 2022, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class P, R, R5, R6, and Y shares are not available to all investors. See the Terms and definitions section in this report for definitions of the share classes offered by your fund.

Annualized fund performance Total return for periods ended 9/30/22

	Life of fund	10 years	5 years	3 years	1 year
Class A (2/7/94)
Before sales charge	5.04%	3.48%	0.93%	–0.80%	–16.17%
After sales charge	4.83	2.87	–0.26	–2.74	–20.99
Class B (2/18/94)
Before CDSC	4.82	2.87	0.16	–1.55	–16.79
After CDSC	4.82	2.87	–0.19	–2.47	–20.80
Class C (9/1/94)
Before CDSC	4.82	2.87	0.15	–1.56	–16.88
After CDSC	4.82	2.87	0.15	–1.56	–17.68
Class P (8/31/16)
Net asset value	5.34	3.83	1.30	–0.45	–15.95
Class R (1/21/03)
Net asset value	4.85	3.22	0.67	–1.04	–16.39
Class R5 (7/2/12)
Net asset value	5.33	3.79	1.21	–0.52	–15.97
Class R6 (7/2/12)
Net asset value	5.35	3.86	1.26	–0.46	–15.89
Class Y (7/14/94)
Net asset value	5.31	3.75	1.18	–0.53	–15.98

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A shares reflect the deduction of the maximum 5.75% sales charge levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class P, R, R5, R6, and Y shares have no initial sales charge or CDSC. Performance for class B, C, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable. Performance for class P, R5, and R6 shares prior to their inception is derived from the historical performance of class Y shares and has not been adjusted for the lower investor servicing fees applicable to class P, R5, and R6 shares; had it, returns would have been higher.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B and C share performance reflects conversion to class A shares after eight years.

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Comparative annualized index returns For periods ended 9/30/22

	Life of fund	10 years	5 years	3 years	1 year
Bloomberg U.S.
Aggregate Bond Index	4.35%	0.89%	–0.27%	–3.26%	–14.60%
Putnam Conservative
Blended Benchmark*	—†	3.95	2.27	–0.04	–15.62
Lipper Mixed-Asset Target
Allocation Conservative	4.78	2.94	1.21	–0.52	–15.44
Funds category median‡

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

All Bloomberg indices are provided by Bloomberg Index Services Limited.

Lipper peer group median is provided by Lipper, a Refinitiv company.

* Putnam Conservative Blended Benchmark is a blended benchmark administered by Putnam Management and comprises 65% the Bloomberg U.S. Aggregate Bond Index, 25% the Russell 3000 Index, 5% the MSCI EAFE Index (ND), and 5% the JPMorgan Developed High Yield Index.

† The fund’s secondary benchmark, the Putnam Conservative Blended Benchmark, was introduced on 12/31/94, which post-dates the inception of the fund’s class A shares.

‡ Over the 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 9/30/22, there were 319, 296, 281, 208, and 8 funds, respectively, in this Lipper category.

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and C shares would have been valued at $13,270 and $13,272, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class P, R, R5, R6, and Y shares would have been valued at $14,556, $13,729, $14,512, $14,607, and $14,446, respectively.

All Bloomberg indices are provided by Bloomberg Index Services Limited.

Dynamic Asset Allocation Conservative Fund 11

Fund price and distribution information For the 12-month period ended 9/30/22

Distributions	Class A		Class B	Class C	Class P	Class R	Class R5	Class R6	Class Y
Number	12		12	12	12	12	12	12	12
Income	$0.156		$0.074	$0.075	$0.198	$0.125	$0.185	$0.193	$0.182
Capital gains
Long-term gains	0.141		0.141	0.141	0.141	0.141	0.141	0.141	0.141
Short-term gains	0.205		0.205	0.205	0.205	0.205	0.205	0.205	0.205
Total	$0.502		$0.420	$0.421	$0.544	$0.471	$0.531	$0.539	$0.528
	Before	After	Net	Net	Net	Net	Net	Net	Net
	sales	sales	asset	asset	asset	asset	asset	asset	asset
Share value	charge	charge	value	value	value	value	value	value	value
9/30/21	$11.83	$12.55	$11.72	$11.66	$11.88	$12.21	$11.88	$11.89	$11.89
9/30/22	9.49	10.07	9.40	9.34	9.52	9.81	9.53	9.54	9.54

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class P	Class R	Class R5	Class R6	Class Y
Total annual operating
expenses for the fiscal year
ended 9/30/21	0.97%	1.72%	1.72%	0.59%	1.22%	0.70%	0.63%	0.72%
Annualized expense ratio
for the six-month period
ended 9/30/22*	0.99%	1.74%	1.74%	0.61%	1.24%	0.72%	0.65%	0.74%

Fiscal year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

* Expense ratios for each class are for the fund’s most recent fiscal half year. As a result of this, ratios may differ from expense ratios based on one-year data in the financial highlights.

12 Dynamic Asset Allocation Conservative Fund

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class of the fund from 4/1/22 to 9/30/22. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class P	Class R	Class R5	Class R6	Class Y
Expenses paid per $1,000*†	$4.65	$8.16	$8.15	$2.87	$5.82	$3.38	$3.05	$3.48
Ending value (after expenses)	$873.40	$869.70	$869.10	$873.80	$871.90	$874.20	$874.70	$874.20

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 9/30/22. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period (183); and then dividing that result by the number of days in the year (365).

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 9/30/22, use the following calculation method. To find the value of your investment on 4/1/22, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class P	Class R	Class R5	Class R6	Class Y
Expenses paid per $1,000*†	$5.01	$8.80	$8.80	$3.09	$6.28	$3.65	$3.29	$3.75
Ending value (after expenses)	$1,020.10	$1,016.34	$1,016.34	$1,022.01	$1,018.85	$1,021.46	$1,021.81	$1,021.36

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 9/30/22. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period (183); and then dividing that result by the number of days in the year (365).

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Consider these risks before investing

Allocation of assets among asset classes may hurt performance. If the quantitative models or data that are used in managing the fund prove to be incorrect or incomplete, investment decisions made in reliance on the models or data may not produce the desired results and the fund may realize losses. The value of investments in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including general economic, political, or financial market conditions; investor sentiment and market perceptions; government actions; geopolitical events or changes; and factors related to a specific issuer, asset class, geography, industry, or sector. These and other factors may lead to increased volatility and reduced liquidity in the fund’s portfolio holdings.

International investing involves currency, economic, and political risks. Emerging market securities carry illiquidity and volatility risks. Investments in small and/or midsize companies increase the risk of greater price fluctuations. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. Funds that invest in government securities are not guaranteed. Mortgage-backed investments, unlike traditional debt investments, are also subject to prepayment risk, which means that they may increase in value less than other bonds when interest rates decline and decline in value more than other bonds when interest rates rise. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Default risk is generally higher for non-qualified mortgages. Interest-rate risk is generally greater for longer-term bonds, and credit risk is generally greater for below-investment-grade bonds. Unlike bonds, funds that invest in bonds have fees and expenses. The use of derivatives may increase these risks by increasing investment exposure (which may be considered leverage) or, in the case of over-the-counter instruments, because of the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations.

Our investment techniques, analyses, and judgments may not produce the outcome we intend. The investments we select for the fund may not perform as well as other securities that we do not select for the fund. We, or the fund’s other service providers, may experience disruptions or operating errors that could have a negative effect on the fund. You can lose money by investing in the fund.

14 Dynamic Asset Allocation Conservative Fund

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions. They are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are closed to new investments and are only available by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment. They are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class P shares require no minimum initial investment amount and no minimum subsequent investment amount. There is no initial or deferred sales charge. They are available only to other Putnam funds and other accounts managed by Putnam Management or its affiliates.

Class R shares are not subject to an initial sales charge or CDSC and are only available to employer-sponsored retirement plans.

Class R5 shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are only available to employer-sponsored retirement plans.

Class R6 shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to employer-sponsored retirement plans, corporate and institutional clients, and clients in other approved programs.

Class Y shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Fixed income terms

Current rate is the annual rate of return earned from dividends or interest of an investment. Current rate is expressed as a percentage of the price of a security, fund share, or principal investment.

Mortgage-backed security (MBS), also known as a mortgage “pass-through,” is a type of asset-backed security that is secured by a mortgage or collection of mortgages. The following are types of MBSs:

• Agency “pass-through” has its principal and interest backed by a U.S. government agency, such as the Federal National Mortgage Association (Fannie Mae),

Dynamic Asset Allocation Conservative Fund 15

Government National Mortgage Association (Ginnie Mae), and Federal Home Loan Mortgage Corporation (Freddie Mac).

• Collateralized mortgage obligation (CMO) represents claims to specific cash flows from pools of home mortgages. The streams of principal and interest payments on the mortgages are distributed to the different classes of CMO interests in “tranches.” Each tranche may have different principal balances, coupon rates, prepayment risks, and maturity dates. A CMO is highly sensitive to changes in interest rates and any resulting change in the rate at which homeowners sell their properties, refinance, or otherwise prepay loans. CMOs are subject to prepayment, market, and liquidity risks.

° Interest-only (IO) security is a type of CMO in which the underlying asset is the interest portion of mortgage, Treasury, or bond payments.

• Non-agency residential mortgage-backed security (RMBS) is an MBS not backed by Fannie Mae, Ginnie Mae, or Freddie Mac. One type of RMBS is an Alt-A mortgage-backed security.

• Commercial mortgage-backed security (CMBS) is secured by the loan on a commercial property.

Yield curve is a graph that plots the yields of bonds with equal credit quality against their differing maturity dates, ranging from shortest to longest. It is used as a benchmark for other debt, such as mortgage or bank lending rates.

Comparative indexes

Bloomberg U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed income securities.

ICE BofA (Intercontinental Exchange Bank of America) U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

JPMorgan Developed High Yield Index is an unmanaged index of high-yield fixed income securities issued in developed countries.

MSCI EAFE Index (ND) is an unmanaged index of equity securities from developed countries in Western Europe, the Far East, and Australasia. Calculated with net dividends (ND), this total return index reflects the reinvestment of dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties.

Putnam Conservative Blended Benchmark is a blended benchmark administered by Putnam Management and comprises 65% the Bloomberg U.S. Aggregate Bond Index, 25% the Russell 3000® Index, 5% the MSCI EAFE Index (ND), and 5% the JPMorgan Developed High Yield Index.

Russell 3000® Index is an unmanaged index of the 3,000 largest U.S. companies.

S&P 500® Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

BLOOMBERG®  is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). Bloomberg or Bloomberg’s licensors own all proprietary rights in the Bloomberg Indices. Neither Bloomberg nor Bloomberg’s licensors approve or endorse this material, or guarantee the accuracy or completeness of any information herein, or make any warranty, express or implied, as to the results to be obtained therefrom, and to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

Frank Russell Company is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.

ICE Data Indices, LLC (“ICE BofA”), used with permission. ICE BofA permits use of the ICE BofA indices and related data on an “as is” basis; makes no warranties regarding same; does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the ICE BofA indices or any data included in, related to, or derived therefrom; assumes no liability in connection with the use of the foregoing; and does not sponsor, endorse, or recommend Putnam Investments, or any of its products or services.

16 Dynamic Asset Allocation Conservative Fund

Lipper, a Refinitiv company, is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category medians reflect performance trends for funds within a category.

Other information for shareholders

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2022, are available in the Individual Investors section of putnam.com and on the Securities and Exchange Commission (SEC) website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT within 60 days of the end of such fiscal quarter. Shareholders may obtain the fund’s Form N-PORT on the SEC’s website at www.sec.gov.

Prior to its use of Form N-PORT, the fund filed its complete schedule of its portfolio holdings with the SEC on Form N-Q, which is available online at www.sec.gov.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of September 30, 2022, Putnam employees had approximately $428,000,000 and the Trustees had approximately $57,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Liquidity risk management program

Putnam, as the administrator of the fund’s liquidity risk management program (appointed by the Board of Trustees), presented the most recent annual report on the program to the Trustees in April 2022. The report covered the structure of the program, including the program documents and related policies and procedures adopted to comply with Rule 22e-4 under the Investment Company Act of 1940, and reviewed the operation of the program from January 2021 through December 2021. The report included a description of the annual liquidity assessment of the fund that Putnam performed in November 2021. The report noted that there were no material compliance exceptions identified under Rule 22e-4 during the period. The report included a review of the governance of the program and the methodology for classification of the fund’s investments. The report also included a discussion of liquidity monitoring during the period, including during the market liquidity challenges caused by the Covid-19 pandemic, and the impact those challenges had on the liquidity of the fund’s investments. Putnam concluded that the program has been operating effectively and adequately to ensure compliance with Rule 22e-4.

Dynamic Asset Allocation Conservative Fund 17

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

18 Dynamic Asset Allocation Conservative Fund

Trustee approval of management contract

General conclusions

The Board of Trustees of The Putnam Funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management, LLC (“Putnam Management”), the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”), and the sub-advisory contract among Putnam Management, PIL, and another affiliate, The Putnam Advisory Company (“PAC”). The Board, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of The Putnam Funds (“Independent Trustees”).

At the outset of the review process, members of the Board’s independent staff and independent legal counsel considered any possible changes to the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review and, as applicable, identified those changes to Putnam Management. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management and its affiliates furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2022, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for The Putnam Funds and the Independent Trustees.

In May 2022, the Contract Committee met in executive session to discuss and consider its recommendations with respect to the continuance of the contracts. At the Trustees’ June 2022 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial, performance and other data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its recommendations. The Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management contract and the approval of your fund’s amended and restated sub-management and sub-advisory contracts, effective July 1, 2022. (Because PIL and PAC are affiliates of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL and PAC, the Trustees have not attempted to evaluate PIL or PAC as separate entities, and all subsequent references to Putnam Management below should be deemed to include reference to PIL and PAC as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, the costs incurred by Putnam Management in providing services to the fund and the application of certain reductions and waivers noted below; and

• That the fee schedule in effect for your fund represented an appropriate sharing between fund shareholders and Putnam Management of any economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam

Dynamic Asset Allocation Conservative Fund 19

Management, that some aspects of the arrangements may receive greater scrutiny in some years than others and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years. For example, with certain exceptions primarily involving newer or repositioned funds, the current fee arrangements under the vast majority of the funds’ management contracts were first implemented at the beginning of 2010 following extensive review by the Contract Committee and discussions with representatives of Putnam Management, as well as approval by shareholders.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. Under its management contract, your fund has the benefit of breakpoints in its management fee schedule that provide shareholders with reduced fee levels as assets under management in the Putnam family of funds increase. The Trustees also reviewed the total expenses of each Putnam fund, recognizing that in most cases management fees represented the major, but not the sole, determinant of total costs to fund shareholders. (Two funds have implemented so-called “all-in” management fees covering substantially all routine fund operating costs.) The Trustees considered that the proposed amended and restated sub-management and sub-advisory contracts would lower the sub-management and sub-advisory fees paid by Putnam Management to PIL and PAC, respectively.

In reviewing fees and expenses, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment strategy, changes in Putnam Management’s operating costs or profitability, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not indicate that changes to the management fee schedule for your fund would be appropriate at this time.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. The Trustees and Putnam Management and the funds’ investor servicing agent, Putnam Investor Services, Inc. (“PSERV”), have implemented expense limitations that were in effect during your fund’s fiscal year ending in 2021. These expense limitations were: (i) a contractual expense limitation applicable to specified open-end funds, including your fund, of 25 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to specified open-end funds, including your fund, of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, distribution fees, investor servicing fees, investment-related expenses, interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses). These expense limitations attempt to maintain competitive expense levels for the funds. Most funds, including your fund, had sufficiently low expenses that these expense limitations were not operative during their fiscal years ending in 2021. Putnam Management and PSERV have agreed to maintain these expense limitations until at least January 30, 2024. Putnam Management and PSERV’s commitment to these expense limitation arrangements, which were intended to support an effort to have fund expenses meet competitive standards, was an important factor in the Trustees’ decision to approve the continuance of your fund’s management contract and to approve your fund’s amended and restated sub-management and sub-advisory contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Broadridge Financial Solutions, Inc. (“Broadridge”). This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fees), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the second quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the second quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2021. The first quintile represents the least expensive funds and the fifth quintile the most expensive funds. The fee and expense data reported by Broadridge as of December 31, 2021 reflected the most recent fiscal year-end data available in Broadridge’s database at that time.

In connection with their review of fund management fees and total expenses, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and

20 Dynamic Asset Allocation Conservative Fund

its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of the revenues, expenses and profitability of Putnam Management and its affiliates, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place for the Putnam funds, including the fee schedule for your fund, represented reasonable compensation for the services being provided and represented an appropriate sharing between fund shareholders and Putnam Management of any economies of scale as may exist in the management of the Putnam funds at that time.

The information examined by the Trustees in connection with their annual contract review for the Putnam funds included information regarding services provided and fees charged by Putnam Management and its affiliates to other clients, including collective investment trusts offered in the defined contribution and defined benefit retirement plan markets, sub-advised mutual funds, private funds sponsored by affiliates of Putnam Management, model-only separately managed accounts and Putnam Management’s exchange-traded funds. This information included, in cases where a product’s investment strategy corresponds with a fund’s strategy, comparisons of those fees with fees charged to the Putnam funds, as well as an assessment of the differences in the services provided to these clients as compared to the services provided to the Putnam funds. The Trustees observed that the differences in fee rates between these clients and the Putnam funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect, among other things, historical competitive forces operating in separate marketplaces. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for other clients, and the Trustees also considered the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its other clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of Putnam Management’s investment process and performance by the work of the investment oversight committees of the Trustees and the full Board of Trustees, which meet on a regular basis with individual portfolio managers and with senior management of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered that, in the aggregate, the Putnam funds’ performance was generally solid in 2021 against a backdrop of strong U.S. economic and financial market growth. The Trustees considered Putnam Management’s observation that, despite an environment of generally strong growth, there had been various headwinds experienced in 2021. For the one-year period ended December 31, 2021, the Trustees noted that the Putnam funds, on an asset-weighted basis, ranked in the 52nd percentile of their peers as determined by Lipper Inc. (“Lipper”) and, on an asset-weighted-basis, delivered a gross return that trailed their benchmarks by 0.1%. Over the longer-term, the Committee noted that, on an asset-weighted basis, the Putnam funds delivered strong aggregate performance relative to their Lipper peers over the three-, five- and ten-year periods ended December 31, 2021, ranking in the 31st, 29th and 21st percentiles, respectively, and that the funds, in the aggregate, outperformed their benchmarks on a gross basis for each of those periods.

Dynamic Asset Allocation Conservative Fund 21

In addition to the performance of the individual Putnam funds, the Trustees considered, as they had in prior years, the performance of The Putnam Fund complex versus competitor fund complexes. In particular, the Trustees considered The Putnam Fund complex’s performance as reported in the Barron’s/Lipper Fund Families survey (the “Survey”), which ranks mutual fund companies based on their performance across a variety of asset types. The Trustees noted that The Putnam Fund complex continued to rank highly in the Survey, especially over the longer-term, with The Putnam Funds ranking as the 6th best performing mutual fund complex out of 45 complexes for the ten-year period and 13th out of 49 complexes for the five-year period. The Trustees noted that 2021 marked the fifth consecutive year that The Putnam Funds have ranked in the top ten fund complexes for the ten-year period. The Trustees also considered that The Putnam Fund complex’s Survey performance over the one-year period was solid, with The Putnam Funds ranking 27th out of 51 complexes. In addition to the Survey, the Trustees also considered the Putnam funds’ ratings assigned by Morningstar Inc., noting that 25 of the funds were four- or five-star rated at the end of 2021 (representing a decrease of one fund year-over-year) and that this included nine funds that had achieved a five-star rating (representing an increase of two funds year-over-year). They also noted, however, the disappointing investment performance of some Putnam funds for periods ended December 31, 2021 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor closely the performance of those funds and evaluate whether additional actions to address areas of underperformance may be warranted.

For purposes of the Trustees’ evaluation of the Putnam funds’ investment performance, the Trustees generally focus on a competitive industry ranking of each fund’s total net return over a one-year, three-year and five-year period. For a number of Putnam funds with relatively unique investment mandates for which Putnam Management informed the Trustees that meaningful competitive performance rankings are not considered to be available, the Trustees evaluated performance based on their total gross and net returns and comparisons of those returns to the returns of selected investment benchmarks. In the case of your fund, the Trustees considered that its class A share cumulative total return performance at net asset value was in the following quartiles of its Lipper peer group (Lipper Mixed-Asset Target Allocation Conservative Funds) for the one-year, three-year and five-year periods ended December 31, 2021 (the first quartile representing the best-performing funds and the fourth quartile the worst-performing funds):

One-year period	3rd
Three-year period	2nd
Five-year period	3rd

Over the one-year, three-year and five-year periods ended December 31, 2021, there were 320, 295 and 277 funds, respectively, in your fund’s Lipper peer group. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

The Trustees considered Putnam Management’s continued efforts to support fund performance through certain initiatives, including structuring compensation for portfolio managers to enhance accountability for fund performance, emphasizing accountability in the portfolio management process and affirming its commitment to a fundamental-driven approach to investing. The Trustees noted further that Putnam Management had made selective hires and internal promotions in 2021 to strengthen its investment team.

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft dollars generated by these means are used predominantly to acquire brokerage and research services (including third-party research and market data) that enhance Putnam Management’s investment capabilities and supplement Putnam Management’s internal research efforts. The Trustees indicated their continued intent to monitor regulatory and industry developments

22 Dynamic Asset Allocation Conservative Fund

in this area with the assistance of their Brokerage Committee. In addition, with the assistance of their Brokerage Committee, the Trustees indicated their continued intent to monitor the allocation of the Putnam funds’ brokerage in order to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management, sub-management and sub-advisory contracts, the Trustees reviewed your fund’s investor servicing agreement with PSERV and its distributor’s contract and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are fair and reasonable in relation to the nature and quality of such services, the fees paid by competitive funds and the costs incurred by PSERV and PRM, as applicable, in providing such services. Furthermore, the Trustees were of the view that the investor services provided by PSERV were required for the operation of the funds, and that they were of a quality at least equal to those provided by other providers.

Dynamic Asset Allocation Conservative Fund 23

Audited financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s audited financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

24 Dynamic Asset Allocation Conservative Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Putnam Asset Allocation Funds and Shareholders of
Putnam Dynamic Asset Allocation Conservative Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the fund’s portfolio, of Putnam Dynamic Asset Allocation Conservative Fund (one of the funds constituting Putnam Asset Allocation Funds, referred to hereafter as the “Fund”) as of September 30, 2022, the related statement of operations for the year ended September 30, 2022, the statement of changes in net assets for each of the two years in the period ended September 30, 2022, including the related notes, and the financial highlights for each of the five years in the period ended September 30, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended September 30, 2022 and the financial highlights for each of the five years in the period ended September 30, 2022 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2022 by correspondence with the custodian, transfer agent, agent banks and brokers; when replies were not received from agent banks and brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
November 11, 2022

We have served as the auditor of one or more investment companies in the Putnam Investments family of funds since at least 1957. We have not been able to determine the specific year we began serving as auditor.

Dynamic Asset Allocation Conservative Fund 25

The fund’s portfolio 9/30/22

COMMON STOCKS (46.6%)*	Shares	Value
Basic materials (1.9%)
AdvanSix, Inc.	1,254	$40,253
Alcoa Corp.	4,440	149,450
American Vanguard Corp.	772	14,436
Anglo American PLC (London Exchange) (United Kingdom)	26,678	805,899
Arcosa, Inc.	135	7,719
Arkema SA (France)	562	40,989
Atkore, Inc. †	994	77,343
Balchem Corp.	104	12,644
BHP Group, Ltd. (ASE Exchange) (Australia)	22,607	563,025
BHP Group, Ltd. (London Exchange) (Australia)	2,100	52,742
BlueScope Steel, Ltd. (Australia)	6,319	61,132
Boise Cascade Co.	1,204	71,590
Boliden AB (Sweden)	1,495	46,236
Celanese Corp.	2,175	196,490
CF Industries Holdings, Inc.	13,774	1,325,748
Clearwater Paper Corp. †	341	12,822
Codexis, Inc. †	6,655	40,329
Compagnie de Saint-Gobain (France)	8,932	318,549
Constellium SE (France) †	5,295	53,691
Corteva, Inc.	41,522	2,372,982
CRH PLC (Ireland)	35,107	1,124,171
Dow, Inc.	4,396	193,116
DuPont de Nemours, Inc.	16,000	806,400
Eastman Chemical Co.	6,111	434,187
Eiffage SA (France)	3,282	262,732
Freeport-McMoRan, Inc. (Indonesia)	36,416	995,249
Glencore PLC (United Kingdom)	28,607	151,060
Innospec, Inc.	521	44,634
Intrepid Potash, Inc. †	460	18,202
LightWave Logic, Inc. †	4,503	33,052
Linde PLC	1,205	329,528
LyondellBasell Industries NV Class A	2,760	207,773
Materion Corp.	214	17,120
Mineral Resources, Ltd. (Australia)	1,501	62,832
Minerals Technologies, Inc.	570	28,164
Misumi Group, Inc. (Japan)	1,700	36,169
Mueller Industries, Inc.	1,297	77,094
Nitto Denko Corp. (Japan)	4,200	227,729
NV5 Global, Inc. †	150	18,573
OCI NV (Netherlands)	4,718	173,485
Olin Corp.	4,222	181,039
Orion Engineered Carbons SA (Luxembourg)	1,020	13,617
PotlatchDeltic Corp. R	1,760	72,230
PPG Industries, Inc.	5,865	649,197
Rio Tinto PLC (United Kingdom)	8,856	479,672
Rio Tinto, Ltd. (Australia)	4,932	293,517
Sealed Air Corp.	4,223	187,966
Sensient Technologies Corp.	210	14,561

26 Dynamic Asset Allocation Conservative Fund

COMMON STOCKS (46.6%)* cont.	Shares	Value
Basic materials cont.
Sherwin-Williams Co. (The)	2,992	$612,612
Shin-Etsu Chemical Co., Ltd. (Japan)	3,400	337,632
Simpson Manufacturing Co., Inc.	318	24,931
South32, Ltd. (Australia)	39,583	91,492
Standex International Corp.	255	20,821
Stepan Co.	151	14,144
Sterling Construction Co., Inc. †	837	17,970
TopBuild Corp. †	1,200	197,736
Tronox Holdings PLC Class A	5,486	67,204
UFP Industries, Inc.	1,198	86,448
WestRock Co.	5,930	183,178
Weyerhaeuser Co. R	23,982	684,926
		15,736,232
Capital goods (2.5%)
A.O. Smith Corp.	3,900	189,462
Aerojet Rocketdyne Holdings, Inc. †	2,178	87,098
Albany International Corp. Class A	220	17,343
Allison Transmission Holdings, Inc.	7,700	259,952
Altra Industrial Motion Corp.	1,856	62,399
American Axle & Manufacturing Holdings, Inc. †	6,498	44,381
BAE Systems PLC (United Kingdom)	12,331	108,338
Ball Corp.	8,628	416,905
Barnes Group, Inc.	449	12,967
Belden, Inc.	267	16,025
Carrier Global Corp.	5,820	206,959
Casella Waste Systems, Inc. Class A †	220	16,806
Caterpillar, Inc.	1,200	196,896
Clean Harbors, Inc. †	1,699	186,856
CTS Corp.	514	21,408
Cummins, Inc.	960	195,370
Dassault Aviation SA (France)	868	98,582
Deere & Co.	2,093	698,832
Eaton Corp. PLC	1,595	212,709
Emerson Electric Co.	4,200	307,524
Encore Wire Corp.	311	35,933
ESCO Technologies, Inc.	267	19,608
Fortive Corp.	20,475	1,193,693
Franklin Electric Co., Inc.	203	16,587
Fuji Electric Co., Ltd. (Japan)	3,200	117,300
GEA Group AG (Germany)	5,475	179,035
General Dynamics Corp.	10,300	2,185,351
Gentherm, Inc. †	242	12,035
GrafTech International, Ltd.	10,044	43,290
HEICO Corp.	1,461	210,355
Heritage-Crystal Clean, Inc. †	444	13,129
Hillenbrand, Inc.	1,857	68,189
Honeywell International, Inc.	7,782	1,299,360
Ingersoll Rand, Inc.	14,304	618,791
ITT, Inc.	2,841	185,631

Dynamic Asset Allocation Conservative Fund 27

COMMON STOCKS (46.6%)* cont.	Shares	Value
Capital goods cont.
Johnson Controls International PLC	24,776	$1,219,474
Kaman Corp.	516	14,412
Komatsu, Ltd. (Japan)	17,000	307,427
Legrand SA (France)	5,716	369,304
LKQ Corp.	4,200	198,030
Lockheed Martin Corp.	5,600	2,163,224
Mitsubishi Heavy Industries, Ltd. (Japan)	600	20,004
Moog, Inc. Class A	675	47,486
MRC Global, Inc. †	2,561	18,414
MYR Group, Inc. †	206	17,454
National Presto Industries, Inc.	216	14,051
Nordson Corp.	900	191,043
Northrop Grumman Corp.	2,763	1,299,494
O-I Glass, Inc. †	4,617	59,790
Otis Worldwide Corp.	3,000	191,400
Parker Hannifin Corp.	822	199,179
Raytheon Technologies Corp.	14,815	1,212,756
Republic Services, Inc.	3,600	489,744
Rheinmetall AG (Germany)	2,417	374,375
Ryerson Holding Corp.	1,449	37,297
Shyft Group, Inc. (The)	778	15,895
Spirax-Sarco engineering PLC (United Kingdom)	1,593	182,988
Sturm Ruger & Co., Inc.	260	13,205
Terex Corp.	2,435	72,417
Tetra Tech, Inc.	1,536	197,422
Textron, Inc.	5,300	308,778
Titan International, Inc. †	1,695	20,577
Titan Machinery, Inc. †	749	21,167
TransDigm Group, Inc.	827	434,026
Vinci SA (France)	96	7,711
Waste Connections, Inc.	4,123	557,141
Waste Management, Inc.	1,400	224,294
Watts Water Technologies, Inc. Class A	120	15,088
Zurn Water Solutions Corp.	3,000	73,500
		20,143,666
Communication services (1.1%)
American Tower Corp. R	8,278	1,777,287
AT&T, Inc.	96,660	1,482,764
Cambium Networks Corp. †	858	14,517
Charter Communications, Inc. Class A †	1,452	440,464
Comcast Corp. Class A	29,825	874,767
Crown Castle International Corp. R	1,300	187,915
Deutsche Telekom AG (Germany)	22,189	380,366
EchoStar Corp. Class A †	2,061	33,945
KDDI Corp. (Japan)	17,100	501,542
Koninklijke KPN NV (Netherlands)	90,533	245,320
Liberty Latin America, Ltd. Class C (Chile) †	7,833	48,173
Nippon Telegraph & Telephone Corp. (Japan)	15,800	426,253
SK Telecom Co., Ltd. (South Korea)	10,178	359,528

28 Dynamic Asset Allocation Conservative Fund

COMMON STOCKS (46.6%)* cont.	Shares	Value
Communication services cont.
T-Mobile US, Inc. †	6,009	$806,228
Telstra Corp., Ltd. (Australia)	165,309	405,164
Verizon Communications, Inc.	30,932	1,174,488
		9,158,721
Conglomerates (0.4%)
3M Co.	1,903	210,282
AMETEK, Inc.	10,144	1,150,431
General Electric Co.	4,661	288,563
Marubeni Corp. (Japan)	48,300	424,063
Mitsubishi Corp. (Japan)	27,700	760,746
Mitsui & Co., Ltd. (Japan)	4,300	92,252
SPX Technologies, Inc. †	664	36,666
		2,963,003
Consumer cyclicals (6.7%)
Abercrombie & Fitch Co. Class A †	915	14,228
Amazon.com, Inc. †	83,143	9,395,123
Aristocrat Leisure, Ltd. (Australia)	17,632	367,970
Arrowhead Pharmaceuticals, Inc. †	2,118	70,000
Automatic Data Processing, Inc.	1,000	226,190
Autonation, Inc. †	2,000	203,740
AutoZone, Inc. †	900	1,927,737
Bandai Namco Holdings, Inc. (Japan)	2,600	169,814
Beazer Homes USA, Inc. †	1,677	16,217
BJ’s Wholesale Club Holdings, Inc. †	14,144	1,029,824
Bluegreen Vacations Holding Corp.	398	6,575
BlueLinx Holdings, Inc. †	435	27,014
Booking Holdings, Inc. †	1,903	3,127,029
Booz Allen Hamilton Holding Corp.	4,707	434,691
Boyd Gaming Corp.	4,000	190,600
Brambles, Ltd. (Australia)	23,583	171,110
Buckle, Inc. (The)	475	15,039
Caleres, Inc.	2,431	58,879
Capri Holdings, Ltd. †	4,400	169,136
Casey’s General Stores, Inc.	500	101,260
Choice Hotels International, Inc.	1,896	207,650
Chow Tai Fook Jewellery Group, Ltd. (Hong Kong)	49,600	92,862
Cie Financiere Richemont SA Class A (Switzerland)	1,359	127,519
Cintas Corp.	655	254,264
CoStar Group, Inc. †	6,504	453,004
CRA International, Inc.	199	17,659
Crocs, Inc. †	273	18,744
Daiwa House Industry Co., Ltd. (Japan)	6,600	134,502
Dillard’s, Inc. Class A	272	74,191
Dollar General Corp.	877	210,357
Entravision Communications Corp. Class A	1,588	6,304
Expedia Group, Inc. †	7,531	705,579
Experian PLC (United Kingdom)	21,169	620,616
FactSet Research Systems, Inc.	490	196,054
Flutter Entertainment PLC (Ireland) †	2,668	292,397

Dynamic Asset Allocation Conservative Fund 29

COMMON STOCKS (46.6%)* cont.	Shares	Value
Consumer cyclicals cont.
Foot Locker, Inc.	372	$11,580
Ford Motor Co.	17,283	193,570
Gartner, Inc. †	4,476	1,238,464
General Motors Co.	22,076	708,419
Genuine Parts Co.	3,200	477,824
GMS, Inc. †	905	36,209
Golden Entertainment, Inc. †	753	26,272
Goodyear Tire & Rubber Co. (The) †	2,311	23,318
Group 1 Automotive, Inc.	101	14,430
Hackett Group, Inc. (The)	1,004	17,791
Hermes International (France)	448	526,560
Hilton Worldwide Holdings, Inc.	5,065	610,940
Home Depot, Inc. (The)	2,629	725,446
ICF International, Inc.	162	17,661
iHeartMedia, Inc. Class A †	2,176	15,950
Industria de Diseno Textil SA (Spain)	12,709	262,509
InterContinental Hotels Group PLC (United Kingdom)	5,565	266,984
International Game Technology PLC	4,741	74,908
Interpublic Group of Cos., Inc. (The)	7,800	199,680
Jardine Matheson Holdings, Ltd. (Hong Kong)	2,200	111,378
JD Sports Fashion PLC (United Kingdom)	374,108	408,603
Knorr-Bremse AG (Germany)	2,186	94,776
Kontoor Brands, Inc.	425	14,284
La Francaise des Jeux SAEM (France)	3,474	102,791
Laureate Education, Inc.	6,159	64,977
Light & Wonder, Inc. †	1,339	57,416
Live Nation Entertainment, Inc. †	7,711	586,344
LiveRamp Holdings, Inc. †	2,247	40,806
Lowe’s Cos., Inc.	1,174	220,489
Lululemon Athletica, Inc. (Canada) †	2,621	732,727
LVMH Moet Hennessy Louis Vuitton SA (France)	1,813	1,065,745
Macy’s, Inc.	12,900	202,143
MarineMax, Inc. †	429	12,780
Marriott International, Inc./MD Class A	1,400	196,196
Masonite International Corp. †	262	18,678
Mastercard, Inc. Class A	5,497	1,563,017
MasterCraft Boat Holdings, Inc. †	665	12,535
Medifast, Inc.	117	12,678
Modine Manufacturing Co. †	2,454	31,755
Moncler SpA (Italy)	9,323	382,800
Movado Group, Inc.	450	12,681
Murphy USA, Inc.	65	17,869
NeoGames SA (Israel) †	622	8,024
Network International Holdings PLC (United Arab Emirates) †	145,069	491,207
New York Times Co. (The) Class A	7,076	203,435
News Corp. Class A	12,597	190,341
Nexstar Media Group, Inc. Class A	1,144	190,876
Nike, Inc. Class B	9,579	796,206
Nintendo Co., Ltd. (Japan)	12,400	502,109

30 Dynamic Asset Allocation Conservative Fund

COMMON STOCKS (46.6%)* cont.	Shares	Value
Consumer cyclicals cont.
NVR, Inc. †	51	$203,341
O’Reilly Automotive, Inc. †	2,075	1,459,451
Owens Corning	2,400	188,664
Oxford Industries, Inc.	203	18,225
Pan Pacific International Holdings Corp. (Japan)	13,300	233,707
Pandora A/S (Denmark)	3,987	185,703
Payoneer Global, Inc. †	2,887	17,466
PayPal Holdings, Inc. †	2,200	189,354
Penske Automotive Group, Inc.	2,100	206,703
Pitney Bowes, Inc.	9,687	22,571
Porsche Automobil Holding SE (Preference) (Germany)	1,502	85,560
PROG Holdings, Inc. †	802	12,014
Publicis Groupe SA (France)	6,813	322,376
PulteGroup, Inc.	18,824	705,900
RE/MAX Holdings, Inc. Class A	697	13,180
Red Rock Resorts, Inc. Class A	2,256	77,291
Sabre Corp. †	1,085	5,588
Scholastic Corp.	426	13,104
Signet Jewelers, Ltd.	1,404	80,295
Skyline Champion Corp. †	1,514	80,045
Smith & Wesson Brands, Inc.	5,162	53,530
Sonos, Inc. †	977	13,580
Sony Group Corp. (Japan)	6,500	418,355
SP Plus Corp. †	461	14,439
Stellantis NV (Italy)	38,212	451,523
Steven Madden, Ltd.	485	12,935
StoneCo., Ltd. Class A (Brazil) †	892	8,501
Tapestry, Inc.	6,400	181,952
Target Corp.	4,109	609,735
TechnoPro Holdings, Inc. (Japan)	4,800	100,906
Terminix Global Holdings, Inc. †	5,800	222,082
Tesla, Inc. †	19,482	5,167,601
Thomson Reuters Corp. (Canada)	5,980	613,866
Toast, Inc. Class A †	14,700	245,784
Toll Brothers, Inc.	6,689	280,938
Toyota Motor Corp. (Japan)	5,000	65,084
TRI Pointe Homes, Inc. †	3,879	58,612
TuSimple Holdings, Inc. Class A †	2,076	15,778
United Rentals, Inc. †	1,835	495,670
Universal Music Group NV (Netherlands)	58,986	1,111,891
Vail Resorts, Inc.	994	214,346
Vista Outdoor, Inc. †	2,041	49,637
Visteon Corp. †	778	82,515
Volkswagen AG (Preference) (Germany)	3,725	460,108
Volvo AB Class B (Sweden)	5,489	77,451
Volvo Car AB Class B (Sweden) †	21,390	92,248
Walmart, Inc.	18,544	2,405,157
Walt Disney Co. (The) †	1,909	180,076
Warner Bros Discovery, Inc. †	16,001	184,012

Dynamic Asset Allocation Conservative Fund 31

COMMON STOCKS (46.6%)* cont.	Shares	Value
Consumer cyclicals cont.
Wesfarmers, Ltd. (Australia)	12,186	$331,190
Wolters Kluwer NV (Netherlands)	5,737	558,561
World Fuel Services Corp.	1,907	44,700
Worldline SA/France (France) †	11,947	467,189
Wyndham Hotels & Resorts, Inc.	3,000	184,050
		54,522,599
Consumer staples (4.1%)
ACCO Brands Corp.	2,869	14,058
Airbnb, Inc. Class A †	9,367	983,910
Albertsons Cos., Inc. Class A	7,700	191,422
Asahi Group Holdings, Ltd. (Japan)	18,000	558,384
Bloomin’ Brands, Inc.	962	17,633
British American Tobacco PLC (United Kingdom)	7,335	262,295
Cargurus, Inc. †	3,125	44,281
Cars.com, Inc. †	1,957	22,506
ChannelAdvisor Corp. †	1,093	24,767
Chipotle Mexican Grill, Inc. †	446	670,231
CK Hutchison Holdings, Ltd. (Hong Kong)	132,000	724,884
Coca-Cola Co. (The)	73,051	4,092,317
Coca-Cola Consolidated, Inc.	163	67,112
Coca-Cola Europacific Partners PLC (United Kingdom)	16,140	687,887
Coca-Cola HBC AG (Italy)	7,030	147,944
Coles Group, Ltd. (Australia)	25,567	268,982
Colgate-Palmolive Co.	2,775	194,944
Copart, Inc. †	2,000	212,800
CoreCivic, Inc. †	3,768	33,309
Costco Wholesale Corp.	3,812	1,800,293
Dave & Buster’s Entertainment, Inc. †	753	23,366
Diageo PLC (United Kingdom)	32,928	1,380,202
DoorDash, Inc. Class A †	3,500	173,075
Estee Lauder Cos., Inc. (The) Class A	2,722	587,680
Ferguson PLC (United Kingdom)	3,656	380,691
FIGS, Inc. Class A †	730	6,023
G-III Apparel Group, Ltd. †	723	10,809
Hain Celestial Group, Inc. (The) †	772	13,031
Haleon PLC (United Kingdom) †	23,753	73,494
Heidrick & Struggles International, Inc.	982	25,522
Herc Holdings, Inc.	152	15,790
Hershey Co. (The)	4,702	1,036,650
Hostess Brands, Inc. †	3,961	92,054
Imperial Brands PLC (United Kingdom)	20,360	420,145
Ingles Markets, Inc. Class A	392	31,050
ITOCHU Corp. (Japan)	19,700	477,447
Itron, Inc. †	1,592	67,039
Jeronimo Martins SGPS SA (Portugal)	20,118	374,823
John B. Sanfilippo & Son, Inc.	212	16,055
Kesko Oyj Class B (Finland)	5,286	98,227
Keurig Dr Pepper, Inc.	25,775	923,261
Kforce, Inc.	534	31,319

32 Dynamic Asset Allocation Conservative Fund

COMMON STOCKS (46.6%)* cont.	Shares	Value
Consumer staples cont.
Koninklijke Ahold Delhaize NV (Netherlands)	17,501	$445,645
Korn Ferry	1,496	70,237
Kraft Heinz Co. (The)	6,000	200,100
L’Oreal SA (France)	1,878	597,989
ManpowerGroup, Inc.	2,900	187,601
McDonald’s Corp.	587	135,444
McDonald’s Holdings Co. (Japan), Ltd. (Japan)	6,900	240,352
Mondelez International, Inc. Class A	3,500	191,905
Nestle SA (Switzerland)	4,897	530,245
Netflix, Inc. †	483	113,718
PepsiCo, Inc.	3,400	555,084
Perdoceo Education Corp. †	3,701	38,120
Philip Morris International, Inc.	32,297	2,680,974
Poshmark, Inc. Class A †	4,248	66,566
Primo Water Corp.	3,869	48,556
Procter & Gamble Co. (The)	37,078	4,681,098
Recruit Holdings Co., Ltd. (Japan)	7,300	210,701
Resideo Technologies, Inc. †	683	13,018
Resources Connection, Inc.	887	16,028
Sally Beauty Holdings, Inc. †	5,011	63,139
ScanSource, Inc. †	226	5,969
Simply Good Foods Co. (The) †	1,556	49,776
SpartanNash Co.	771	22,374
Sysco Corp.	2,583	182,644
TriNet Group, Inc. †	1,087	77,416
Tyson Foods, Inc. Class A	2,824	186,186
Uber Technologies, Inc. †	63,951	1,694,702
Udemy, Inc. †	1,436	17,361
Ulta Beauty, Inc. †	3,700	1,484,403
Unilever PLC (United Kingdom)	1,510	66,440
United Natural Foods, Inc. †	1,950	67,022
USANA Health Sciences, Inc. †	230	12,892
Vacasa, Inc. Class A †	10,037	30,814
Vector Group, Ltd.	4,009	35,319
Veritiv Corp. †	538	52,600
Wendy’s Co. (The)	10,300	192,507
WH Group, Ltd. (Hong Kong)	200,000	125,809
Yakult Honsha Co., Ltd. (Japan)	7,200	418,678
		33,087,144
Energy (2.3%)
Alpha Metallurgical Resources, Inc.	313	42,831
APA Corp.	7,149	244,424
BP PLC (United Kingdom)	141,174	671,332
California Resources Corp.	2,076	79,781
Cheniere Energy, Inc.	9,500	1,576,145
Chevron Corp.	1,395	200,420
Chord Energy Corp.	1,785	244,134
ConocoPhillips	11,411	1,167,802
Delek US Holdings, Inc.	2,315	62,829

Dynamic Asset Allocation Conservative Fund 33

COMMON STOCKS (46.6%)* cont.	Shares	Value
Energy cont.
Denbury, Inc. †	1,128	$97,301
Enphase Energy, Inc. †	700	194,229
Enterprise Products Partners LP	17,377	413,225
EOG Resources, Inc.	2,537	283,459
Equinor ASA (Norway)	12,174	401,542
Exxon Mobil Corp.	43,909	3,833,695
Fluence Energy, Inc. †	1,549	22,600
Golar LNG, Ltd. (Norway) †	1,609	40,096
Marathon Oil Corp.	52,147	1,177,479
Marathon Petroleum Corp.	17,407	1,729,037
NOW, Inc. †	5,493	55,205
Occidental Petroleum Corp.	3,127	192,154
Oceaneering International, Inc. †	1,796	14,296
Orsted AS (Denmark)	907	72,172
PBF Energy, Inc. Class A †	2,713	95,389
PDC Energy, Inc.	3,403	196,659
Phillips 66	2,467	199,136
Shell PLC (London Exchange) (United Kingdom)	70,415	1,751,946
Shell PLC (Euronext Amsterdam Exchange) (United Kingdom)	36,924	921,107
Shoals Technologies Group, Inc. Class A †	3,424	73,787
SM Energy Co.	2,451	92,182
SunCoke Energy, Inc.	3,278	19,045
Talos Energy, Inc. †	4,041	67,283
Targa Resources Corp.	21,900	1,321,446
Valero Energy Corp.	9,240	987,294
Warrior Met Coal, Inc.	2,487	70,730
Weatherford International PLC	2,386	77,044
		18,689,236
Financials (6.6%)
3i Group PLC (United Kingdom)	18,839	226,203
Alexander & Baldwin, Inc. R	2,252	37,338
Alleghany Corp. †	300	251,811
Ally Financial, Inc.	6,100	169,763
Amalgamated Financial Corp.	1,413	31,863
American Equity Investment Life Holding Co.	567	21,143
American Express Co.	1,424	192,112
American Financial Group, Inc.	1,837	225,822
American International Group, Inc.	17,112	812,478
Ameriprise Financial, Inc.	4,800	1,209,360
Ameris Bancorp	415	18,555
AMERISAFE, Inc.	345	16,122
Anywhere Real Estate, Inc. †	4,681	37,963
Apartment Income REIT Corp. R	5,033	194,374
Apollo Global Management, Inc.	8,697	404,411
Apple Hospitality REIT, Inc. R	2,362	33,210
Arch Capital Group, Ltd. †	4,638	211,215
Argo Group International Holdings, Ltd. (Bermuda)	752	14,484
Armada Hoffler Properties, Inc. R	1,124	11,667
Associated Banc-Corp.	822	16,506

34 Dynamic Asset Allocation Conservative Fund

COMMON STOCKS (46.6%)* cont.	Shares	Value
Financials cont.
Assured Guaranty, Ltd.	14,007	$678,639
Atlantic Union Bankshares Corp.	939	28,527
AvalonBay Communities, Inc. R	1,100	202,609
Aviva PLC (United Kingdom)	52,954	227,448
AXA SA (France)	48,516	1,062,246
Banco Bilbao Vizcaya Argentaria SA (Spain)	106,173	476,882
Banco Santander SA (Spain)	199,062	462,670
Bank Leumi Le-Israel BM (Israel)	50,543	430,371
Bank of America Corp.	52,764	1,593,473
Bank of Ireland Group PLC (Ireland)	103,376	660,831
Banner Corp.	623	36,807
Barratt Developments PLC (United Kingdom)	20,721	78,491
Berkshire Hathaway, Inc. Class B †	829	221,360
BGC Partners, Inc. Class A	11,734	36,845
Blackstone, Inc.	2,303	192,761
Blucora, Inc. †	1,114	21,545
BNP Paribas SA (France)	8,141	343,691
Boston Properties, Inc. R	5,699	427,254
BrightSpire Capital, Inc. R	2,280	14,387
Brixmor Property Group, Inc. R	10,227	188,893
Brookline Bancorp, Inc.	1,178	13,724
Brown & Brown, Inc.	6,400	387,072
BRT Apartments Corp. R	432	8,774
Camden Property Trust R	1,600	191,120
Capital One Financial Corp.	11,749	1,082,905
Carlyle Group, Inc. (The)	9,391	242,663
Cathay General Bancorp	2,051	78,881
CBRE Group, Inc. Class A †	8,300	560,333
Central Pacific Financial Corp.	670	13,862
Charles Schwab Corp. (The)	29,327	2,107,731
Chubb, Ltd.	1,201	218,438
Citigroup, Inc.	72,647	3,027,200
City Office REIT, Inc. (Canada) R	1,332	13,280
CK Asset Holdings, Ltd. (Hong Kong)	52,616	315,725
CNO Financial Group, Inc.	4,070	73,138
ConnectOne Bancorp, Inc.	550	12,683
Corporate Office Properties Trust R	672	15,611
CubeSmart R	4,800	192,288
Cushman & Wakefield PLC †	4,446	50,907
Customers Bancorp, Inc. †	1,762	51,944
DBS Group Holdings, Ltd. (Singapore)	58,000	1,340,958
Deutsche Boerse AG (Germany)	5,122	843,271
Discover Financial Services	12,689	1,153,684
DNB Bank ASA (Norway)	12,378	195,968
Donegal Group, Inc. Class A	590	7,959
Eagle Bancorp, Inc.	428	19,183
East West Bancorp, Inc.	7,500	503,550
Employers Holdings, Inc.	462	15,934
Encore Capital Group, Inc. †	478	21,739

Dynamic Asset Allocation Conservative Fund 35

COMMON STOCKS (46.6%)* cont.	Shares	Value
Financials cont.
Enova International, Inc. †	486	$14,225
Equitable Holdings, Inc.	34,261	902,777
Equity Lifestyle Properties, Inc. R	3,000	188,520
Equity Residential R	2,800	188,216
Essent Group, Ltd.	2,460	85,780
Essential Properties Realty Trust, Inc. R	3,985	77,508
Essex Property Trust, Inc. R	800	193,784
Exor NV (Netherlands)	2,701	173,333
Extra Space Storage, Inc. R	1,189	205,352
Fifth Third Bancorp	6,200	198,152
First BanCorp/Puerto Rico (Puerto Rico)	6,268	85,746
First Bancshares, Inc. (The)	493	14,726
First Busey Corp.	773	16,991
First Commonwealth Financial Corp.	1,200	15,408
First Financial Corp./IN	403	18,212
First Foundation, Inc.	795	14,421
First Industrial Realty Trust, Inc. R	4,204	188,381
Flagstar Bancorp, Inc.	2,172	72,545
Fulton Financial Corp.	3,261	51,524
Gaming and Leisure Properties, Inc. R	21,106	933,730
Genworth Financial, Inc. Class A †	21,015	73,553
Gjensidige Forsikring ASA (Norway)	5,105	87,354
Goldman Sachs Group, Inc. (The)	10,814	3,169,043
Goodman Group (Australia) R	32,987	329,588
Granite Point Mortgage Trust, Inc. R	1,521	9,795
Great Southern Bancorp, Inc.	250	14,268
Hana Financial Group, Inc. (South Korea)	16,725	410,774
Hancock Whitney Corp.	2,046	93,727
Hanmi Financial Corp.	997	23,609
Hilltop Holdings, Inc.	573	14,239
HomeStreet, Inc.	425	12,244
Hope Bancorp, Inc.	4,142	52,355
Horace Mann Educators Corp.	1,596	56,323
Horizon Bancorp, Inc./IN	879	15,787
Independent Bank Corp./MI	439	8,385
Intercontinental Exchange, Inc.	2,200	198,770
International Bancshares Corp.	431	18,318
International Money Express, Inc. †	1,714	39,062
Investor AB Class B (Sweden)	24,310	354,361
Israel Discount Bank, Ltd. Class A (Israel)	28,307	142,216
iStar, Inc. R	4,836	44,781
Jackson Financial, Inc. Class A	2,844	78,921
Japan Exchange Group, Inc. (Japan)	26,400	356,874
Japan Post Holdings Co., Ltd. (Japan)	62,500	413,851
Jones Lang LaSalle, Inc. †	1,326	200,319
JPMorgan Chase & Co.	37,336	3,901,613
Kennedy-Wilson Holdings, Inc.	981	15,166
KeyCorp	8,191	131,220
Life Storage, Inc. R	6,228	689,813

36 Dynamic Asset Allocation Conservative Fund

COMMON STOCKS (46.6%)* cont.	Shares	Value
Financials cont.
Lloyds Banking Group PLC (United Kingdom)	144,883	$66,192
Loews Corp.	3,700	184,408
London Stock Exchange Group PLC (United Kingdom)	8,994	758,406
Marcus & Millichap, Inc.	1,027	33,665
MetLife, Inc.	28,600	1,738,308
MFA Financial, Inc. R	691	5,376
MGIC Investment Corp.	22,531	288,847
Midland States Bancorp, Inc.	446	10,512
Mitsubishi UFJ Financial Group, Inc. (Japan)	159,000	716,999
Mitsui Fudosan Co., Ltd. (Japan)	3,300	62,905
Mizrahi Tefahot Bank, Ltd. (Israel)	1,305	45,601
Mr. Cooper Group, Inc. †	2,026	82,053
National Australia Bank, Ltd. (Australia)	22,553	413,536
National Bank Holdings Corp. Class A	603	22,305
National Health Investors, Inc. R	333	18,824
Navient Corp.	5,191	76,256
NBT Bancorp, Inc.	783	29,715
Nicolet Bankshares, Inc. †	87	6,128
NN Group NV (Netherlands)	1,184	46,082
Nomura Real Estate Holdings, Inc. (Japan)	8,600	194,961
OceanFirst Financial Corp.	1,231	22,946
OFG Bancorp (Puerto Rico)	1,084	27,241
Old Republic International Corp.	8,932	186,947
Outfront Media, Inc. R	4,776	72,547
Partners Group Holding AG (Switzerland)	509	408,914
Pathward Financial, Inc.	1,344	44,298
Peapack-Gladstone Financial Corp.	327	11,004
PennyMac Financial Services, Inc.	1,410	60,489
Peoples Bancorp, Inc./OH	263	7,609
Piedmont Office Realty Trust, Inc. Class A R	3,307	34,922
Piper Sandler Cos.	145	15,187
PNC Financial Services Group, Inc. (The)	7,730	1,155,016
Preferred Bank/Los Angeles CA	275	17,938
ProAssurance Corp.	878	17,130
Prologis, Inc. R	1,970	200,152
Prudential PLC (United Kingdom)	54,911	539,505
Public Storage R	800	234,248
QCR Holdings, Inc.	288	14,671
Radian Group, Inc.	869	16,763
Reinsurance Group of America, Inc.	2,647	333,019
Retail Opportunity Investments Corp. R	3,991	54,916
S&T Bancorp, Inc.	557	16,326
Safety Insurance Group, Inc.	179	14,599
Sampo Oyj Class A (Finland)	1,678	71,613
Selective Insurance Group, Inc.	234	19,048
Silvergate Capital Corp. Class A †	91	6,857
Simon Property Group, Inc. R	2,067	185,513
Singapore Exchange, Ltd. (Singapore)	18,500	121,289
SITE Centers Corp. R	1,171	12,541

Dynamic Asset Allocation Conservative Fund 37

COMMON STOCKS (46.6%)* cont.	Shares	Value
Financials cont.
SLM Corp.	13,841	$193,636
SouthState Corp.	181	14,321
STAG Industrial, Inc. R	3,158	89,782
State Street Corp.	5,168	314,266
Stewart Information Services Corp.	773	33,734
StoneX Group, Inc. †	480	39,811
Sumitomo Realty & Development Co., Ltd. (Japan)	2,700	61,482
Sunstone Hotel Investors, Inc. † R	7,903	74,446
Synchrony Financial	6,742	190,057
Taylor Morrison Home Corp. †	593	13,829
Terreno Realty Corp. R	237	12,559
Tokio Marine Holdings, Inc. (Japan)	26,100	463,891
TPG RE Finance Trust, Inc. R	1,832	12,824
UBS Group AG (Switzerland)	24,732	357,278
UMB Financial Corp.	1,034	87,156
Umpqua Holdings Corp.	8,100	138,429
United Fire Group, Inc.	476	13,675
United Overseas Bank, Ltd. (Singapore)	15,600	283,241
Universal Insurance Holdings, Inc.	1,348	13,278
Unum Group	4,950	192,060
Urban Edge Properties R	1,027	13,700
Virtu Financial, Inc. Class A	12,600	261,702
Virtus Investment Partners, Inc.	225	35,892
Visa, Inc. Class A	7,917	1,406,455
W.R. Berkley Corp.	3,010	194,386
Washington Federal, Inc.	1,165	34,927
Wells Fargo & Co.	37,397	1,504,107
WesBanco, Inc.	1,079	36,006
Wintrust Financial Corp.	2,611	212,927
Zurich Insurance Group AG (Switzerland)	438	174,116
		54,076,615
Health care (7.1%)
2seventy bio, Inc. †	1,058	15,394
Abbott Laboratories	34,613	3,349,154
AbbVie, Inc.	23,721	3,183,596
ABIOMED, Inc. †	836	205,372
ACADIA Pharmaceuticals, Inc. †	1,060	17,342
Adaptive Biotechnologies Corp. †	8,442	60,107
Agenus, Inc. †	21,166	43,390
Alector, Inc. †	4,345	41,104
Alkermes PLC †	3,391	75,721
Allscripts Healthcare Solutions, Inc. †	5,048	76,881
AmerisourceBergen Corp.	1,573	212,874
Amgen, Inc.	882	198,803
AMN Healthcare Services, Inc. †	904	95,788
Amylyx Pharmaceuticals, Inc. †	911	25,645
AngioDynamics, Inc. †	810	16,573
Arcellx, Inc. †	755	14,171
Arvinas, Inc. †	344	15,305

38 Dynamic Asset Allocation Conservative Fund

COMMON STOCKS (46.6%)* cont.	Shares	Value
Health care cont.
AstraZeneca PLC (United Kingdom)	16,681	$1,834,410
AstraZeneca PLC ADR (United Kingdom)	16,733	917,638
AtriCure, Inc. †	459	17,947
Avanos Medical, Inc. †	1,312	28,575
Bio-Rad Laboratories, Inc. Class A †	332	138,490
BioCryst Pharmaceuticals, Inc. †	1,665	20,979
Biohaven Pharmaceutical Holding Co., Ltd. †	861	130,157
Boston Scientific Corp. †	5,482	212,318
Bristol-Myers Squibb Co.	28,009	1,991,160
Brookdale Senior Living, Inc. †	3,525	15,052
Cara Therapeutics, Inc. †	1,798	16,829
Cardinal Health, Inc.	3,643	242,915
Catalyst Pharmaceuticals, Inc. †	1,016	13,035
Chugai Pharmaceutical Co., Ltd. (Japan)	15,700	392,014
Cigna Corp.	4,374	1,213,654
Computer Programs and Systems, Inc. †	521	14,525
Corcept Therapeutics, Inc. †	817	20,948
Crinetics Pharmaceuticals, Inc. †	941	18,481
CSL, Ltd. (Australia)	164	29,737
CVS Health Corp.	33,128	3,159,417
Danaher Corp.	7,577	1,957,063
DexCom, Inc. †	6,318	508,852
Eagle Pharmaceuticals, Inc./DE †	444	11,730
Edwards Lifesciences Corp. †	2,762	228,224
Elevance Health, Inc.	2,537	1,152,407
Eli Lilly and Co.	12,605	4,075,827
Enanta Pharmaceuticals, Inc. †	1,295	67,172
Euroapi SA (France) †	275	4,579
Eurofins Scientific (Luxembourg)	1,341	79,520
Exelixis, Inc. †	12,900	202,272
FibroGen, Inc. †	4,669	60,744
Forma Therapeutics Holdings, Inc. †	2,044	40,778
Fresenius SE & Co. KGaA (Germany)	2,970	63,615
Fulgent Genetics, Inc. †	1,386	52,834
Getinge AB Class B (Sweden)	6,280	107,791
Ginkgo Bioworks Holdings, Inc. †	68,600	214,032
Glaukos Corp. †	449	23,905
GlaxoSmithKline PLC (United Kingdom)	18,330	267,361
HCA Healthcare, Inc.	2,468	453,594
Hologic, Inc. †	3,200	206,464
Humana, Inc.	2,236	1,084,885
ICON PLC (Ireland) †	1,569	288,351
IDEXX Laboratories, Inc. †	828	269,762
IGM Biosciences, Inc. †	834	18,965
Illumina, Inc. †	1,036	197,658
ImmunityBio, Inc. †	6,969	34,636
ImmunoGen, Inc. †	8,349	39,908
Inari Medical, Inc. †	232	16,852
Incyte Corp. †	2,766	184,326

Dynamic Asset Allocation Conservative Fund 39

COMMON STOCKS (46.6%)* cont.	Shares	Value
Health care cont.
Inspire Medical Systems, Inc. †	561	$99,505
Integer Holdings Corp. †	248	15,433
Intercept Pharmaceuticals, Inc. †	1,287	17,954
Intuitive Surgical, Inc. †	1,926	361,010
Ipsen SA (France)	1,366	126,158
IQVIA Holdings, Inc. †	5,602	1,014,746
IVERIC bio, Inc. †	1,066	19,124
Johnson & Johnson	1,397	228,214
Laboratory Corp. of America Holdings	887	181,666
Lantheus Holdings, Inc. †	1,322	92,976
LivaNova PLC (United Kingdom) †	1,431	72,652
Lonza Group AG (Switzerland)	1,823	886,542
M3, Inc. (Japan)	1,300	35,847
McKesson Corp.	4,678	1,589,912
Medpace Holdings, Inc. †	113	17,760
Medtronic PLC	13,600	1,098,200
Merck & Co., Inc.	54,059	4,655,561
Merck KGaA (Germany)	6,754	1,102,276
Mettler-Toledo International, Inc. †	200	216,824
Molina Healthcare, Inc. †	2,400	791,616
NextGen Healthcare, Inc. †	2,281	40,374
NGM Biopharmaceuticals, Inc. †	1,386	18,129
Novartis AG (Switzerland)	11,310	862,198
Novo Nordisk A/S Class B (Denmark)	8,503	847,528
Ono Pharmaceutical Co., Ltd. (Japan)	6,200	144,224
Option Care Health, Inc. †	3,164	99,571
Orthofix Medical, Inc. (Netherlands) †	651	12,441
Pfizer, Inc.	39,484	1,727,820
Prometheus Biosciences, Inc. †	1,469	86,686
Prothena Corp. PLC (Ireland) †	598	36,257
PTC Therapeutics, Inc. †	1,579	79,266
RAPT Therapeutics, Inc. †	891	21,437
Regeneron Pharmaceuticals, Inc. †	2,345	1,615,400
Relay Therapeutics, Inc. †	2,441	54,605
Roche Holding AG (Switzerland)	3,378	1,101,427
Sabra Health Care REIT, Inc. R	3,964	52,008
Sanofi (France)	12,710	970,031
Sartorius Stedim Biotech (France)	540	165,074
Select Medical Holdings Corp.	917	20,266
Sonic Healthcare, Ltd. (Australia)	14,470	281,560
STAAR Surgical Co. †	1,102	77,746
Theravance Biopharma, Inc. (Cayman Islands) †	4,123	41,807
Thermo Fisher Scientific, Inc.	2,281	1,156,900
Travere Therapeutics, Inc. †	2,011	49,551
Tricida, Inc. †	1,771	18,560
UnitedHealth Group, Inc.	5,963	3,011,554
Vanda Pharmaceuticals, Inc. †	1,549	15,304
Vertex Pharmaceuticals, Inc. †	9,400	2,721,676
Veru, Inc. †	1,323	15,241

40 Dynamic Asset Allocation Conservative Fund

COMMON STOCKS (46.6%)* cont.	Shares	Value
Health care cont.
Vir Biotechnology, Inc. †	3,089	$59,556
Waters Corp. †	700	188,671
Xencor, Inc. †	958	24,889
ZimVie, Inc. †	566	5,586
		58,236,927
Technology (12.0%)
A10 Networks, Inc.	5,091	67,558
Accenture PLC Class A	14,655	3,770,731
Adeia, Inc.	3,619	51,173
Adobe, Inc. †	6,678	1,837,786
Advanced Micro Devices, Inc. †	6,641	420,774
Agilent Technologies, Inc.	2,131	259,023
Agilysys, Inc. †	464	25,682
Alpha & Omega Semiconductor, Ltd. †	1,783	54,845
Alphabet, Inc. Class A †	79,733	7,626,461
Alphabet, Inc. Class C †	34,560	3,322,944
Altair Engineering, Inc. Class A †	287	12,691
Ambarella, Inc. †	228	12,809
Amdocs, Ltd.	2,600	206,570
American Software, Inc./GA Class A	903	13,834
Appian Corp. †	595	24,294
Apple, Inc.	143,228	19,794,109
Applied Materials, Inc.	2,400	196,632
arista Networks, Inc. †	2,200	248,358
ASM International NV (Netherlands)	94	21,032
ASML Holding NV (Netherlands)	1,049	435,116
Atlassian Corp PLC Class A (Australia) †	5,900	1,242,481
Autodesk, Inc. †	1,300	242,840
Avid Technology, Inc. †	2,460	57,220
Axcelis Technologies, Inc. †	1,280	77,517
Broadcom, Inc.	400	177,604
Cadence Design Systems, Inc. †	21,293	3,479,915
Calix, Inc. †	873	53,375
Capgemini SE (France)	4,619	738,165
CEVA, Inc. †	678	17,784
Cisco Systems, Inc./Delaware	45,800	1,832,000
CommVault Systems, Inc. †	1,353	71,763
Crowdstrike Holdings, Inc. Class A †	3,228	532,007
CSG Systems International, Inc.	1,128	59,649
DocuSign, Inc. †	3,799	203,133
Domo, Inc. Class B †	3,517	63,271
Donnelley Financial Solutions, Inc. †	649	23,994
Dropbox, Inc. Class A †	9,663	200,217
eBay, Inc.	45,688	1,681,775
Enfusion, Inc. Class A †	1,278	15,771
Enovix Corp. †	984	18,042
Extreme Networks, Inc. †	6,019	78,668
Fidelity National Information Services, Inc.	4,887	369,310
Fortinet, Inc. †	4,320	212,242

Dynamic Asset Allocation Conservative Fund 41

COMMON STOCKS (46.6%)* cont.	Shares	Value
Technology cont.
Fujitsu, Ltd. (Japan)	3,400	$366,664
GoDaddy, Inc. Class A †	2,800	198,464
HealthStream, Inc. †	703	14,946
Hoya Corp. (Japan)	9,900	951,834
Intuit, Inc.	6,821	2,641,909
Keysight Technologies, Inc. †	1,300	204,568
KLA Corp.	691	209,117
Lam Research Corp.	469	171,654
Lattice Semiconductor Corp. †	8,853	435,656
Leidos Holdings, Inc.	5,778	505,402
Manhattan Associates, Inc. †	2,700	359,181
Marvell Technology, Inc.	6,915	296,723
MaxLinear, Inc. Class A †	2,267	73,950
Meta Platforms, Inc. Class A †	21,665	2,939,507
Microsoft Corp.	69,941	16,289,259
Minebea Mitsumi, Inc. (Japan)	23,500	348,544
MongoDB, Inc. †	1,016	201,737
Monolithic Power Systems, Inc.	560	203,504
MSCI, Inc.	1,553	655,040
Murata Manufacturing Co., Ltd. (Japan)	6,000	275,610
NetApp, Inc.	1,600	98,960
NetScout Systems, Inc. †	612	19,168
NTT Data Corp. (Japan)	12,000	155,085
NVIDIA Corp.	29,040	3,525,166
NXP Semiconductors NV	2,158	318,327
Okta, Inc. †	3,500	199,045
OneSpan, Inc. †	1,117	9,617
Oracle Corp.	8,576	523,736
Palo Alto Networks, Inc. †	9,056	1,483,282
Pinterest, Inc. Class A †	9,800	228,340
Pure Storage, Inc. Class A †	33,250	910,053
Qualcomm, Inc.	30,747	3,473,796
Qualys, Inc. †	713	99,385
Rambus, Inc. †	3,604	91,614
Renesas Electronics Corp. (Japan) †	61,700	514,215
RingCentral, Inc. Class A †	4,800	191,808
ROBLOX Corp. Class A †	5,600	200,704
Sage Group PLC (The) (United Kingdom)	29,412	226,288
Sapiens International Corp. NV (Israel)	669	12,831
Sartorius AG (Preference) (Germany)	550	192,098
SCSK Corp. (Japan)	7,400	111,032
Semtech Corp. †	1,603	47,144
ServiceNow, Inc. †	1,423	537,339
Shimadzu Corp. (Japan)	8,400	218,651
Skillz, Inc. †	12,367	12,614
Smartsheet, Inc. Class A †	6,106	209,802
Snowflake, Inc. Class A †	6,770	1,150,629
SolarWinds Corp. †	1,597	12,377
Spotify Technology SA (Sweden) †	2,113	182,352

42 Dynamic Asset Allocation Conservative Fund

COMMON STOCKS (46.6%)* cont.	Shares	Value
Technology cont.
Sprout Social, Inc. Class A †	1,366	$82,889
Square Enix Holdings Co., Ltd. (Japan)	6,200	265,889
SS&C Technologies Holdings, Inc.	3,701	176,723
STMicroelectronics NV (France)	9,994	308,360
Sumo Logic, Inc. †	4,966	37,245
Super Micro Computer, Inc. †	1,470	80,953
Synaptics, Inc. †	425	42,079
Synopsys, Inc. †	6,900	2,108,019
Telefonaktiebolaget LM Ericsson Class B (Sweden)	62,687	365,072
Texas Instruments, Inc.	2,451	379,366
Thales SA (France)	7,032	775,629
Viavi Solutions, Inc. †	1,160	15,138
Vimeo, Inc. †	2,633	10,532
Vishay Intertechnology, Inc.	893	15,886
Vontier Corp.	14,328	239,421
Wix.com, Ltd. (Israel) †	2,600	203,398
Workday, Inc. Class A †	1,400	213,108
Zebra Technologies Corp. Class A †	874	228,997
Zscaler, Inc. †	1,200	197,244
		97,895,840
Transportation (0.7%)
A.P. Moeller-Maersck A/S Class B (Denmark)	93	168,464
ArcBest Corp.	550	40,002
Arlo Technologies, Inc. †	2,589	12,013
Canadian Natl Railway Co. (Canada)	3,678	397,209
Covenant Logistics Group, Inc.	595	17,077
CSX Corp.	58,000	1,545,120
Deutsche Post AG (Germany)	11,175	340,037
Dorian LPG, Ltd.	1,681	22,811
Hub Group, Inc. Class A †	725	50,011
Matson, Inc.	1,080	66,442
Nippon Yusen KK (Japan)	10,600	181,029
Safe Bulkers, Inc. (Monaco)	5,083	12,555
SFL Corp., Ltd. (Norway)	1,310	11,934
SG Holdings Co., Ltd. (Japan)	2,900	39,411
Southwest Airlines Co. †	19,768	609,645
Union Pacific Corp.	9,900	1,928,718
United Parcel Service, Inc. Class B	1,142	184,479
ZIM Integrated Shipping Services, Ltd. (Israel)	1,000	23,500
		5,650,457
Utilities and power (1.2%)
AES Corp. (The)	7,662	173,161
ALLETE, Inc.	821	41,091
Ameren Corp.	7,086	570,778
American Electric Power Co., Inc.	24,032	2,077,566
Avista Corp.	334	12,375
Black Hills Corp.	184	12,462
Chesapeake Utilities Corp.	423	48,810
Constellation Energy Corp.	9,558	795,130

Dynamic Asset Allocation Conservative Fund 43

COMMON STOCKS (46.6%)* cont.	Shares	Value
Utilities and power cont.
DTE Energy Co.	1,792	$206,170
Duke Energy Corp.	2,029	188,738
E.ON SE (Germany)	54,985	425,550
Edison International	3,242	183,432
Enel SpA (Italy)	34,146	139,931
Essential Utilities, Inc.	4,500	186,210
Eversource Energy	2,600	202,696
Exelon Corp.	24,017	899,677
FirstEnergy Corp.	5,785	214,045
Fortum OYJ (Finland)	16,813	225,987
New Jersey Resources Corp.	539	20,859
NiSource, Inc.	7,649	192,678
Northwest Natural Holding Co.	968	41,992
NRG Energy, Inc.	28,473	1,089,662
Osaka Gas Co., Ltd. (Japan)	9,000	135,510
Otter Tail Corp.	457	28,115
PNM Resources, Inc.	1,940	88,716
Portland General Electric Co.	1,512	65,712
PPL Corp.	3,500	88,725
Public Service Enterprise Group, Inc.	3,200	179,936
RWE AG (Germany)	3,864	142,175
SJW Group	475	27,360
Southern Co. (The)	2,758	187,544
Texas Competitive Electric Holdings Co., LLC/TCEH Finance, Inc. (Rights)	2,297	2,871
Tokyo Gas Co., Ltd. (Japan)	15,400	260,089
Unitil Corp.	320	14,864
Vistra Corp.	8,188	171,948
WEC Energy Group, Inc.	2,100	187,803
Xcel Energy, Inc.	2,856	182,784
		9,713,152
Total common stocks (cost $340,119,286)		$379,873,592

U.S. GOVERNMENT AND AGENCY MORTGAGE OBLIGATIONS (32.0%)*	Principal amount	Value
U.S. Government Guaranteed Mortgage Obligations (5.6%)
Government National Mortgage Association Pass-Through Certificates
6.00%, with due dates from 12/20/48 to 4/20/49	$323,849	$334,399
5.00%, 5/20/49	11,379	11,191
4.70%, with due dates from 5/20/67 to 8/20/67	109,497	107,811
4.639%, 6/20/67	49,750	49,234
4.524%, 3/20/67	65,237	64,350
4.50%, TBA, 10/1/52	6,000,000	5,735,661
4.50%, 5/20/49	18,301	17,670
4.00%, TBA, 10/1/52	4,000,000	3,731,530
3.00%, TBA, 10/1/52	18,000,000	15,889,042
3.00%, with due dates from 8/20/49 to 4/20/51	22,035,066	19,632,326
		45,573,214

44 Dynamic Asset Allocation Conservative Fund

U.S. GOVERNMENT AND AGENCY MORTGAGE OBLIGATIONS (32.0%)* cont.	Principal amount	Value
U.S. Government Agency Mortgage Obligations (26.4%)
Federal Home Loan Mortgage Corporation Pass-Through Certificates
4.00%, 9/1/45	$157,494	$149,263
3.00%, with due dates from 2/1/47 to 1/1/48	8,358,688	7,372,220
2.50%, with due dates from 8/1/50 to 8/1/51	4,282,641	3,610,947
Federal National Mortgage Association Pass-Through Certificates
4.00%, 1/1/57	402,004	377,476
4.00%, with due dates from 6/1/48 to 4/1/49	5,957,899	5,587,743
3.50%, 6/1/56	471,538	425,935
3.50%, with due dates from 4/1/52 to 5/1/52	2,924,219	2,648,110
3.00%, with due dates from 4/1/46 to 11/1/48	8,512,379	7,536,903
2.50%, with due dates from 7/1/50 to 8/1/51	29,245,106	24,710,561
Uniform Mortgage-Backed Securities
6.00%, TBA, 10/1/52	4,000,000	4,059,709
5.50%, TBA, 10/1/52	8,000,000	7,949,083
5.00%, TBA, 10/1/52	56,000,000	54,486,236
4.50%, TBA, 10/1/52	9,000,000	8,562,654
4.00%, TBA, 10/1/52	1,000,000	926,875
3.50%, TBA, 10/1/52	31,000,000	27,875,774
3.00%, TBA, 10/1/52	4,000,000	3,477,500
2.50%, TBA, 10/1/52	35,000,000	29,369,921
2.50%, TBA, 10/1/37	24,000,000	21,705,000
2.00%, TBA, 10/1/52	5,000,000	4,045,782
		214,877,692
Total U.S. government and agency mortgage obligations (cost $280,495,373)		$260,450,906

U.S. TREASURY OBLIGATIONS (0.0%)*	Principal amount	Value
U.S. Treasury Bonds 2.50%, 2/15/45 [i]	$10,000	$7,652
U.S. Treasury Notes
2.75%, 2/15/24 [i]	104,000	102,097
0.25%, 10/31/25 [i]	276,000	244,644
Total U.S. treasury obligations (cost $354,393)		$354,393

CORPORATE BONDS AND NOTES (22.5%)*	Principal amount	Value
Basic materials (1.3%)
ArcelorMittal SA sr. unsec. unsub. notes 7.00%, 10/15/39 (France)	$120,000	$113,400
Avient Corp. 144A sr. unsec. unsub. notes 7.125%, 8/1/30	25,000	23,073
Axalta Coating Systems, LLC 144A company guaranty sr. unsec. notes 3.375%, 2/15/29	150,000	117,593
Beacon Roofing Supply, Inc. 144A company guaranty sr. notes 4.50%, 11/15/26	35,000	31,841
Beacon Roofing Supply, Inc. 144A sr. unsec. unsub. notes 4.125%, 5/15/29	40,000	32,396
Big River Steel, LLC/BRS Finance Corp. 144A sr. notes 6.625%, 1/31/29	84,000	77,312
Boise Cascade Co. 144A company guaranty sr. unsec. notes 4.875%, 7/1/30	75,000	62,302
Builders FirstSource, Inc. 144A company guaranty sr. unsec. bonds 6.375%, 6/15/32	45,000	39,971

Dynamic Asset Allocation Conservative Fund 45

CORPORATE BONDS AND NOTES (22.5%)* cont.	Principal amount	Value
Basic materials cont.
Builders FirstSource, Inc. 144A company guaranty sr. unsec. bonds 4.25%, 2/1/32	$50,000	$38,357
BWAY Holding Co. 144A sr. unsec. notes 7.25%, 4/15/25	75,000	65,975
Cabot Corp. sr. unsec. bonds 5.00%, 6/30/32	250,000	224,418
Celanese US Holdings, LLC company guaranty sr. unsec. bonds 6.379%, 7/15/32 (Germany)	205,000	190,500
Celanese US Holdings, LLC company guaranty sr. unsec. notes 6.33%, 7/15/29 (Germany)	120,000	111,843
Celanese US Holdings, LLC company guaranty sr. unsec. notes 6.165%, 7/15/27 (Germany)	985,000	932,209
Celanese US Holdings, LLC company guaranty sr. unsec. notes 1.40%, 8/5/26 (Germany)	255,000	207,917
CF Industries, Inc. company guaranty sr. unsec. bonds 4.95%, 6/1/43	574,000	467,810
CF Industries, Inc. 144A company guaranty sr. notes 4.50%, 12/1/26	272,000	260,750
Commercial Metals Co. sr. unsec. notes 4.375%, 3/15/32	35,000	27,650
Commercial Metals Co. sr. unsec. notes 4.125%, 1/15/30	50,000	41,051
Compass Minerals International, Inc. 144A company guaranty sr. unsec. notes 6.75%, 12/1/27	100,000	93,978
Compass Minerals International, Inc. 144A company guaranty sr. unsec. notes 4.875%, 7/15/24	40,000	37,650
CP Atlas Buyer, Inc. 144A sr. unsec. notes 7.00%, 12/1/28	45,000	33,521
First Quantum Minerals, Ltd. 144A company guaranty sr. unsec. notes 6.875%, 3/1/26 (Canada)	200,000	184,546
Freeport-McMoRan, Inc. company guaranty sr. unsec. bonds 4.625%, 8/1/30 (Indonesia)	50,000	43,811
Freeport-McMoRan, Inc. company guaranty sr. unsec. notes 4.375%, 8/1/28 (Indonesia)	115,000	103,553
Freeport-McMoRan, Inc. company guaranty sr. unsec. unsub. notes 5.45%, 3/15/43 (Indonesia)	65,000	54,230
GCP Applied Technologies, Inc. 144A sr. unsec. notes 5.50%, 4/15/26	215,000	217,956
Glencore Funding, LLC 144A company guaranty sr. unsec. notes 4.00%, 3/27/27	188,000	175,119
Glencore Funding, LLC 144A company guaranty sr. unsec. notes 2.50%, 9/1/30	532,000	406,835
Graphic Packaging International, LLC 144A company guaranty sr. unsec. notes 3.75%, 2/1/30	65,000	53,645
Graphic Packaging International, LLC 144A company guaranty sr. unsec. notes 3.50%, 3/1/29	65,000	53,470
Huntsman International, LLC sr. unsec. bonds 2.95%, 6/15/31	200,000	150,522
Huntsman International, LLC sr. unsec. notes 4.50%, 5/1/29	266,000	234,527
Ingevity Corp. 144A company guaranty sr. unsec. notes 3.875%, 11/1/28	80,000	65,600
Intelligent Packaging Holdco Issuer LP 144A sr. unsec. notes 9.00%, 1/15/26 (Canada) ‡‡	65,000	52,000
Intelligent Packaging, Ltd., Finco, Inc./Intelligent Packaging, Ltd. Co-Issuer, LLC 144A sr. notes 6.00%, 9/15/28 (Canada)	70,000	55,670
International Flavors & Fragrances, Inc. sr. unsec. notes 4.45%, 9/26/28	362,000	332,185

46 Dynamic Asset Allocation Conservative Fund

CORPORATE BONDS AND NOTES (22.5%)* cont.		Principal amount	Value
Basic materials cont.
International Flavors & Fragrances, Inc. 144A company guaranty sr. unsec. bonds 3.468%, 12/1/50		$78,000	$51,053
International Flavors & Fragrances, Inc. 144A sr. unsec. notes 2.30%, 11/1/30		137,000	105,188
Kleopatra Holdings 2 SCA company guaranty sr. unsec. notes Ser. REGS, 6.50%, 9/1/26 (Luxembourg)	EUR	100,000	61,845
Louisiana-Pacific Corp. 144A sr. unsec. notes 3.625%, 3/15/29		$100,000	78,564
LSF11 A5 HoldCo, LLC 144A sr. unsec. notes 6.625%, 10/15/29		120,000	90,000
Mauser Packaging Solutions Holding Co. 144A sr. notes 8.50%, 4/15/24		35,000	33,250
Mauser Packaging Solutions Holding Co. 144A sr. notes 5.50%, 4/15/24		25,000	23,750
Mercer International, Inc. sr. unsec. notes 5.50%, 1/15/26 (Canada)		105,000	96,882
Mercer International, Inc. sr. unsec. notes 5.125%, 2/1/29 (Canada)		85,000	67,735
Minsur SA sr. unsec. notes Ser. REGS, 4.50%, 10/28/31 (Peru)		350,000	282,625
Novelis Corp. 144A company guaranty sr. unsec. bonds 3.875%, 8/15/31		20,000	14,918
Novelis Corp. 144A company guaranty sr. unsec. notes 4.75%, 1/30/30		70,000	57,400
Novelis Corp. 144A company guaranty sr. unsec. notes 3.25%, 11/15/26		20,000	16,695
Nutrien, Ltd. sr. unsec. bonds 5.25%, 1/15/45 (Canada)		115,000	102,311
Nutrien, Ltd. sr. unsec. bonds 4.125%, 3/15/35 (Canada)		520,000	441,240
Nutrien, Ltd. sr. unsec. sub. bonds 4.20%, 4/1/29 (Canada)		122,000	112,889
Olympus Water US Holding Corp. 144A sr. unsec. notes 6.25%, 10/1/29		200,000	137,000
PMHC II, Inc. 144A sr. unsec. notes 9.00%, 2/15/30		100,000	65,070
SCIH Salt Holdings, Inc. 144A sr. notes 4.875%, 5/1/28		145,000	119,682
SCIH Salt Holdings, Inc. 144A sr. unsec. notes 6.625%, 5/1/29		50,000	38,435
Sherwin-Williams Co. (The) sr. unsec. unsub. bonds 3.45%, 6/1/27		455,000	417,721
Sylvamo Corp. 144A company guaranty sr. unsec. notes 7.00%, 9/1/29		150,000	129,000
Taseko Mines, Ltd. 144A company guaranty sr. notes 7.00%, 2/15/26 (Canada)		65,000	51,675
TMS International Holding Corp. 144A sr. unsec. notes 6.25%, 4/15/29		125,000	88,731
Trinseo Materials Operating SCA/Trinseo Materials Finance, Inc. 144A company guaranty sr. unsec. notes 5.125%, 4/1/29 (Luxembourg)		95,000	56,050
Tronox, Inc. 144A company guaranty sr. unsec. notes 4.625%, 3/15/29		130,000	96,200
Univar Solutions USA, Inc. 144A company guaranty sr. unsec. notes 5.125%, 12/1/27		120,000	106,800
Westlake Corp. sr. unsec. bonds 3.125%, 8/15/51		617,000	380,042
Westlake Corp. sr. unsec. bonds 2.875%, 8/15/41		308,000	195,125
Westlake Corp. sr. unsec. unsub. notes 3.60%, 8/15/26		582,000	541,218
WestRock MWV, LLC company guaranty sr. unsec. unsub. notes 8.20%, 1/15/30		515,000	578,245
WestRock MWV, LLC company guaranty sr. unsec. unsub. notes 7.95%, 2/15/31		110,000	123,794
Weyerhaeuser Co. sr. unsec. unsub. notes 7.375%, 3/15/32 R		25,000	26,972

Dynamic Asset Allocation Conservative Fund 47

CORPORATE BONDS AND NOTES (22.5%)* cont.	Principal amount	Value
Basic materials cont.
WR Grace Holdings, LLC 144A company guaranty sr. notes 5.625%, 10/1/24	$50,000	$48,625
WR Grace Holdings, LLC 144A company guaranty sr. notes 4.875%, 6/15/27	85,000	73,069
WR Grace Holdings, LLC 144A sr. unsec. notes 5.625%, 8/15/29	105,000	78,750
		10,403,735
Capital goods (1.0%)
Allison Transmission, Inc. 144A company guaranty sr. unsec. bonds 3.75%, 1/30/31	55,000	42,162
Allison Transmission, Inc. 144A company guaranty sr. unsec. notes 4.75%, 10/1/27	150,000	132,101
Amsted Industries, Inc. 144A company guaranty sr. unsec. sub. notes 5.625%, 7/1/27	70,000	64,400
Amsted Industries, Inc. 144A sr. unsec. bonds 4.625%, 5/15/30	75,000	62,078
ARD Finance SA 144A sr. notes Ser. REGS, 6.50%, 6/30/27 (Ireland) ‡‡	200,000	136,940
Berry Global, Inc. 144A company guaranty sr. notes 1.65%, 1/15/27	167,000	138,478
Berry Global, Inc. 144A company guaranty sr. notes 1.57%, 1/15/26	749,000	652,997
Bombardier, Inc. 144A sr. unsec. notes 7.875%, 4/15/27 (Canada)	130,000	119,600
Bombardier, Inc. 144A sr. unsec. notes 7.125%, 6/15/26 (Canada)	65,000	59,616
Bombardier, Inc. 144A sr. unsec. notes 6.00%, 2/15/28 (Canada)	40,000	33,467
Clarios Global LP 144A company guaranty sr. notes 6.75%, 5/15/25	63,000	61,691
Covanta Holding Corp. 144A company guaranty sr. unsec. notes 4.875%, 12/1/29	130,000	105,074
Crown Cork & Seal Co., Inc. company guaranty sr. unsec. bonds 7.375%, 12/15/26	65,000	65,000
General Dynamics Corp. company guaranty sr. unsec. unsub. notes 2.25%, 11/15/22	160,000	159,608
GFL Environmental, Inc. 144A company guaranty sr. notes 3.50%, 9/1/28 (Canada)	75,000	63,000
GFL Environmental, Inc. 144A company guaranty sr. unsec. notes 4.75%, 6/15/29 (Canada)	30,000	25,200
GFL Environmental, Inc. 144A company guaranty sr. unsec. notes 4.00%, 8/1/28 (Canada)	25,000	20,837
GFL Environmental, Inc. 144A sr. notes 5.125%, 12/15/26 (Canada)	100,000	93,125
Granite US Holdings Corp. 144A company guaranty sr. unsec. notes 11.00%, 10/1/27	100,000	94,271
Great Lakes Dredge & Dock Corp. 144A company guaranty sr. unsec. notes 5.25%, 6/1/29	90,000	69,354
Honeywell International, Inc. sr. unsec. bonds 3.812%, 11/21/47	255,000	210,637
Howmet Aerospace, Inc. sr. unsec. unsub. notes 3.00%, 1/15/29	400,000	326,784
Husky III Holding, Ltd. 144A sr. unsec. notes 13.00%, 2/15/25 (Canada) ‡‡	130,000	121,875
Johnson Controls International PLC sr. unsec. bonds 4.95%, 7/2/64	405,000	320,482
Johnson Controls International PLC sr. unsec. notes 3.90%, 2/14/26	194,000	186,065
L3Harris Technologies, Inc. sr. unsec. bonds 1.80%, 1/15/31	170,000	127,171
L3Harris Technologies, Inc. sr. unsec. notes 3.85%, 12/15/26	357,000	337,086
L3Harris Technologies, Inc. sr. unsec. sub. notes 4.40%, 6/15/28	312,000	293,132
Madison IAQ, LLC 144A sr. notes 4.125%, 6/30/28	30,000	24,096

48 Dynamic Asset Allocation Conservative Fund

CORPORATE BONDS AND NOTES (22.5%)* cont.		Principal amount	Value
Capital goods cont.
Madison IAQ, LLC 144A sr. unsec. notes 5.875%, 6/30/29		$175,000	$121,898
MajorDrive Holdings IV, LLC 144A sr. unsec. notes 6.375%, 6/1/29		185,000	127,548
Northrop Grumman Corp. sr. unsec. unsub. notes 3.25%, 1/15/28		860,000	782,520
Oshkosh Corp. sr. unsec. sub. notes 4.60%, 5/15/28		140,000	129,288
OT Merger Corp. 144A sr. unsec. notes 7.875%, 10/15/29		140,000	94,850
Otis Worldwide Corp. sr. unsec. notes 2.565%, 2/15/30		235,000	192,212
Raytheon Technologies Corp. sr. unsec. bonds 4.875%, 10/15/40		195,000	175,647
Raytheon Technologies Corp. sr. unsec. unsub. notes 4.125%, 11/16/28		745,000	696,060
Roller Bearing Co. of America, Inc. 144A sr. notes 4.375%, 10/15/29		80,000	67,479
Sensata Technologies BV 144A company guaranty sr. unsec. notes 4.00%, 4/15/29		110,000	91,025
Sensata Technologies BV 144A company guaranty sr. unsec. unsub. notes 5.875%, 9/1/30		85,000	79,531
Staples, Inc. 144A sr. notes 7.50%, 4/15/26		225,000	188,912
Stevens Holding Co., Inc. 144A company guaranty sr. unsec. notes 6.125%, 10/1/26		145,000	141,709
Terex Corp. 144A company guaranty sr. unsec. notes 5.00%, 5/15/29		55,000	47,203
TransDigm, Inc. company guaranty sr. unsec. sub. notes 6.375%, 6/15/26		75,000	70,857
TransDigm, Inc. company guaranty sr. unsec. sub. notes 5.50%, 11/15/27		135,000	117,410
TransDigm, Inc. company guaranty sr. unsec. sub. notes 4.875%, 5/1/29		110,000	88,914
TransDigm, Inc. company guaranty sr. unsec. sub. notes 4.625%, 1/15/29		80,000	64,402
TransDigm, Inc. 144A company guaranty sr. notes 6.25%, 3/15/26		235,000	227,950
Vertical Midco GMBH company guaranty sr. notes Ser. REGS, 4.375%, 7/15/27 (Germany)	EUR	100,000	82,069
Vertiv Group Corp. 144A company guaranty sr. notes 4.125%, 11/15/28		$150,000	120,750
Waste Connections, Inc. sr. unsec. bonds 3.20%, 6/1/32		58,000	48,558
Waste Connections, Inc. sr. unsec. sub. bonds 3.50%, 5/1/29		430,000	385,595
Waste Pro USA, Inc. 144A sr. unsec. notes 5.50%, 2/15/26		145,000	127,387
WESCO Distribution, Inc. 144A company guaranty sr. unsec. unsub. notes 7.25%, 6/15/28		100,000	97,945
			8,514,046
Communication services (2.4%)
American Tower Corp. sr. unsec. bonds 2.70%, 4/15/31 R		591,000	463,764
American Tower Corp. sr. unsec. notes 2.90%, 1/15/30 R		339,000	278,661
American Tower Corp. sr. unsec. sub. notes 2.75%, 1/15/27 R		735,000	649,955
American Tower Corp. sr. unsec. unsub. notes 3.55%, 7/15/27 R		452,000	408,039
AT&T, Inc. company guaranty sr. unsec. unsub. notes 2.30%, 6/1/27		189,000	165,189
AT&T, Inc. sr. unsec. bonds 3.55%, 9/15/55		1,601,000	1,051,594
AT&T, Inc. sr. unsec. unsub. notes 4.75%, 5/15/46		567,000	475,226
AT&T, Inc. sr. unsec. unsub. notes 4.25%, 3/1/27		143,000	137,233
CCO Holdings, LLC/CCO Holdings Capital Corp. sr. unsec. bonds 4.50%, 5/1/32		70,000	53,387

Dynamic Asset Allocation Conservative Fund 49

CORPORATE BONDS AND NOTES (22.5%)* cont.	Principal amount	Value
Communication services cont.
CCO Holdings, LLC/CCO Holdings Capital Corp. 144A company guaranty sr. unsec. bonds 5.50%, 5/1/26	$70,000	$66,325
CCO Holdings, LLC/CCO Holdings Capital Corp. 144A sr. unsec. bonds 5.375%, 6/1/29	875,000	765,905
CCO Holdings, LLC/CCO Holdings Capital Corp. 144A sr. unsec. bonds 4.75%, 3/1/30	80,000	64,900
CCO Holdings, LLC/CCO Holdings Capital Corp. 144A sr. unsec. bonds 4.50%, 8/15/30	50,000	39,542
CCO Holdings, LLC/CCO Holdings Capital Corp. 144A sr. unsec. notes 4.25%, 2/1/31	65,000	49,858
Charter Communications Operating, LLC/Charter Communications Operating Capital Corp. company guaranty sr. notes 2.25%, 1/15/29	485,000	379,742
Charter Communications Operating, LLC/Charter Communications Operating Capital Corp. company guaranty sr. sub. bonds 6.484%, 10/23/45	550,000	484,323
Charter Communications Operating, LLC/Charter Communications Operating Capital Corp. company guaranty sr. sub. bonds 4.80%, 3/1/50	590,000	425,620
Charter Communications Operating, LLC/Charter Communications Operating Capital Corp. company guaranty sr. sub. notes 4.908%, 7/23/25	208,000	202,833
Charter Communications Operating, LLC/Charter Communications Operating Capital Corp. sr. bonds 3.70%, 4/1/51	330,000	199,997
Comcast Corp. company guaranty sr. unsec. bonds 2.987%, 11/1/63	173,000	99,259
Comcast Corp. company guaranty sr. unsec. bonds 2.887%, 11/1/51	82,000	50,761
Comcast Corp. company guaranty sr. unsec. notes 3.45%, 2/1/50	1,050,000	728,795
Comcast Corp. company guaranty sr. unsec. unsub. bonds 4.049%, 11/1/52	151,000	115,585
Comcast Corp. company guaranty sr. unsec. unsub. bonds 3.999%, 11/1/49	263,000	201,528
Comcast Corp. company guaranty sr. unsec. unsub. bonds 3.969%, 11/1/47	780,000	594,083
Comcast Corp. company guaranty sr. unsec. unsub. bonds 2.35%, 1/15/27	720,000	645,675
Comcast Corp. company guaranty sr. unsec. unsub. notes 6.50%, 11/15/35	17,000	18,133
Comcast Corp. company guaranty sr. unsec. unsub. notes 3.15%, 3/1/26	25,000	23,551
Cox Communications, Inc. 144A company guaranty sr. unsec. bonds 2.95%, 10/1/50	295,000	175,436
Cox Communications, Inc. 144A sr. unsec. bonds 3.50%, 8/15/27	424,000	388,157
Crown Castle International Corp. sr. unsec. bonds 3.80%, 2/15/28 R	395,000	357,403
Crown Castle International Corp. sr. unsec. bonds 3.65%, 9/1/27 R	557,000	504,227
Crown Castle International Corp. sr. unsec. unsub. bonds 3.70%, 6/15/26 R	455,000	427,609
CSC Holdings, LLC sr. unsec. unsub. bonds 5.25%, 6/1/24	97,000	89,725
Deutsche Telekom International Finance BV company guaranty sr. unsec. unsub. bonds 8.75%, 6/15/30 (Netherlands)	163,000	186,748

50 Dynamic Asset Allocation Conservative Fund

CORPORATE BONDS AND NOTES (22.5%)* cont.	Principal amount	Value
Communication services cont.
DIRECTV Holdings, LLC/DIRECTV Financing Co., Inc. 144A sr. notes 5.875%, 8/15/27	$45,000	$38,795
DISH DBS Corp. company guaranty sr. unsec. notes 7.75%, 7/1/26	55,000	42,189
DISH DBS Corp. company guaranty sr. unsec. unsub. notes 5.875%, 11/15/24	75,000	66,938
DISH DBS Corp. company guaranty sr. unsec. unsub. notes 5.125%, 6/1/29	110,000	64,625
DISH DBS Corp. 144A company guaranty sr. notes 5.75%, 12/1/28	100,000	75,574
DISH DBS Corp. 144A company guaranty sr. notes 5.25%, 12/1/26	55,000	45,059
Embarq Corp. sr. unsec. unsub. bonds 7.995%, 6/1/36	130,000	65,000
Equinix, Inc. sr. unsec. sub. notes 3.20%, 11/18/29 R	140,000	118,353
Equinix, Inc. sr. unsec. sub. notes 2.90%, 11/18/26 R	1,380,000	1,237,979
Frontier Communications Corp. 144A company guaranty sr. notes 5.875%, 10/15/27	55,000	49,293
Frontier Communications Corp. 144A notes 6.75%, 5/1/29	155,000	127,875
IHS Holding, Ltd. company guaranty sr. unsec. notes Ser. REGS, 6.25%, 11/29/28 (Nigeria)	240,000	184,200
Level 3 Financing, Inc. 144A company guaranty sr. unsec. notes 4.25%, 7/1/28	105,000	81,901
Sprint Capital Corp. company guaranty sr. unsec. unsub. notes 6.875%, 11/15/28	552,000	567,181
Sprint Corp. company guaranty sr. unsec. notes 7.625%, 3/1/26	110,000	113,777
T-Mobile USA, Inc. company guaranty sr. bonds 2.25%, 11/15/31	1,035,000	780,001
T-Mobile USA, Inc. company guaranty sr. notes 3.875%, 4/15/30	60,000	53,221
T-Mobile USA, Inc. company guaranty sr. notes 3.75%, 4/15/27	837,000	772,418
T-Mobile USA, Inc. company guaranty sr. unsec. bonds 2.875%, 2/15/31	70,000	56,409
T-Mobile USA, Inc. company guaranty sr. unsec. notes 5.375%, 4/15/27	14,000	13,757
T-Mobile USA, Inc. company guaranty sr. unsec. notes 2.625%, 2/15/29	50,000	41,282
T-Mobile USA, Inc. company guaranty sr. unsec. unsub. bonds 4.75%, 2/1/28	110,000	103,841
TCI Communications, Inc. sr. unsec. unsub. notes 7.125%, 2/15/28	365,000	395,847
Telefonica Emisiones SA company guaranty sr. unsec. bonds 4.895%, 3/6/48 (Spain)	855,000	622,611
Verizon Communications, Inc. sr. unsec. bonds 3.70%, 3/22/61	767,000	520,701
Verizon Communications, Inc. sr. unsec. bonds 1.75%, 1/20/31	290,000	217,490
Verizon Communications, Inc. sr. unsec. notes 2.55%, 3/21/31	383,000	305,798
Verizon Communications, Inc. sr. unsec. unsub. notes 4.40%, 11/1/34	775,000	680,765
Verizon Communications, Inc. sr. unsec. unsub. notes 4.329%, 9/21/28	1,337,000	1,258,015
Verizon Communications, Inc. sr. unsec. unsub. notes 2.10%, 3/22/28	206,000	173,908
		19,843,571
Conglomerates (—%)
General Electric Co. jr. unsec. sub. FRN (ICE LIBOR USD 3 Month + 3.33%), 6.623%, perpetual maturity	127,000	118,768
		118,768

Dynamic Asset Allocation Conservative Fund 51

CORPORATE BONDS AND NOTES (22.5%)* cont.	Principal amount	Value
Consumer cyclicals (2.8%)
ADT Security Corp. 144A sr. notes 4.125%, 8/1/29	$95,000	$78,850
Alimentation Couche-Tard, Inc. 144A company guaranty sr. unsec. notes 3.55%, 7/26/27 (Canada)	415,000	372,463
Alimentation Couche-Tard, Inc. 144A sr. unsec. notes 2.95%, 1/25/30 (Canada)	239,000	196,508
Amazon.com, Inc. sr. unsec. notes 3.15%, 8/22/27	1,225,000	1,141,550
Amazon.com, Inc. sr. unsec. unsub. notes 2.10%, 5/12/31	208,000	168,674
AMC Entertainment Holdings, Inc. 144A company guaranty notes 10.00%, 6/15/26 ‡‡	110,000	75,075
AMC Entertainment Holdings, Inc. 144A company guaranty sr. notes 7.50%, 2/15/29	45,000	34,763
American Builders & Contractors Supply Co., Inc. 144A sr. notes 4.00%, 1/15/28	50,000	43,739
American Builders & Contractors Supply Co., Inc. 144A sr. unsec. notes 3.875%, 11/15/29	50,000	39,125
Asbury Automotive Group, Inc. 144A company guaranty sr. unsec. bonds 5.00%, 2/15/32	10,000	7,701
Asbury Automotive Group, Inc. 144A company guaranty sr. unsec. notes 4.625%, 11/15/29	20,000	15,987
Autonation, Inc. sr. unsec. bonds 2.40%, 8/1/31	236,000	167,466
Bath & Body Works, Inc. company guaranty sr. unsec. bonds 6.75%, perpetual maturity	55,000	45,319
Bath & Body Works, Inc. company guaranty sr. unsec. notes 7.50%, perpetual maturity	110,000	100,650
Bath & Body Works, Inc. 144A company guaranty sr. unsec. notes 9.375%, 7/1/25	12,000	12,420
Bath & Body Works, Inc. 144A company guaranty sr. unsec. unsub. bonds 6.625%, 10/1/30	50,000	43,500
BCPE Ulysses Intermediate, Inc. 144A sr. unsec. notes 7.75%, 4/1/27 ‡‡	40,000	27,214
Beasley Mezzanine Holdings, LLC 144A company guaranty sr. notes 8.625%, 2/1/26	165,000	127,050
Block, Inc. sr. unsec. notes 3.50%, 6/1/31	425,000	329,509
BMW Finance NV 144A company guaranty sr. unsec. notes 2.85%, 8/14/29 (Netherlands)	405,000	347,029
Booking Holdings, Inc. sr. unsec. sub. notes 4.625%, 4/13/30	410,000	385,332
Boyd Gaming Corp. company guaranty sr. unsec. notes 4.75%, 12/1/27	50,000	44,251
Boyd Gaming Corp. 144A sr. unsec. bonds 4.75%, 6/15/31	110,000	89,067
Caesars Entertainment, Inc. 144A sr. unsec. notes 4.625%, 10/15/29	40,000	30,563
Caesars Resort Collection, LLC/CRC Finco, Inc. 144A company guaranty sr. notes 5.75%, 7/1/25	200,000	192,980
Camelot Return Merger Sub, Inc. 144A sr. notes 8.75%, 8/1/28	25,000	20,605
Carnival Corp. 144A notes 10.50%, 2/1/26	55,000	54,418
Carnival Corp. 144A sr. unsec. notes 5.75%, 3/1/27	135,000	94,574
Carriage Services, Inc. 144A company guaranty sr. unsec. notes 4.25%, 5/15/29	75,000	59,312
CDI Escrow Issuer, Inc. 144A sr. unsec. notes 5.75%, 4/1/30	125,000	109,063
Cengage Learning, Inc. 144A sr. unsec. unsub. notes 9.50%, 6/15/24	130,000	121,875
Cinemark USA, Inc. 144A company guaranty sr. notes 8.75%, 5/1/25	20,000	20,219

52 Dynamic Asset Allocation Conservative Fund

CORPORATE BONDS AND NOTES (22.5%)* cont.	Principal amount	Value
Consumer cyclicals cont.
Cinemark USA, Inc. 144A company guaranty sr. unsec. notes 5.875%, 3/15/26	$120,000	$100,341
Cinemark USA, Inc. 144A company guaranty sr. unsec. notes 5.25%, 7/15/28	115,000	88,445
Clear Channel Outdoor Holdings, Inc. 144A company guaranty sr. notes 5.125%, 8/15/27	70,000	59,132
Clear Channel Outdoor Holdings, Inc. 144A company guaranty sr. unsec. sub. notes 7.75%, 4/15/28	85,000	64,175
Clear Channel Outdoor Holdings, Inc. 144A sr. unsec. notes 7.50%, 6/1/29	40,000	29,000
D.R. Horton, Inc. company guaranty sr. unsec. unsub. notes 1.30%, 10/15/26	905,000	757,595
Diamond Sports Group, LLC/Diamond Sports Finance Co. 144A company guaranty notes 5.375%, 8/15/26	120,000	23,886
Dollar General Corp. sr. unsec. sub. notes 3.25%, 4/15/23	400,000	399,483
Ecolab, Inc. sr. unsec. unsub. bonds 2.70%, 11/1/26	1,390,000	1,286,577
Entercom Media Corp. 144A company guaranty notes 6.75%, 3/31/29	110,000	26,499
Entercom Media Corp. 144A company guaranty notes 6.50%, 5/1/27	75,000	18,375
Everi Holdings, Inc. 144A company guaranty sr. unsec. notes 5.00%, 7/15/29	20,000	16,398
Ford Motor Co. sr. unsec. unsub. notes 3.625%, 6/17/31	310,000	230,315
Ford Motor Credit Co., LLC sr. unsec. unsub. notes 5.125%, 6/16/25	400,000	377,444
Ford Motor Credit Co., LLC sr. unsec. unsub. notes 4.00%, 11/13/30	285,000	222,300
Full House Resorts, Inc. 144A company guaranty sr. notes 8.25%, 2/15/28	145,000	130,519
Gartner, Inc. 144A company guaranty sr. unsec. bonds 3.75%, 10/1/30	110,000	89,925
Gartner, Inc. 144A company guaranty sr. unsec. notes 3.625%, 6/15/29	30,000	24,975
General Motors Co. sr. unsec. bonds 5.95%, 4/1/49	163,000	135,963
General Motors Co. sr. unsec. bonds 5.20%, 4/1/45	50,000	38,071
General Motors Financial Co., Inc. company guaranty sr. unsec. notes 4.00%, 10/6/26	1,082,000	1,000,718
General Motors Financial Co., Inc. company guaranty sr. unsec. unsub. notes 4.00%, 1/15/25	85,000	81,658
General Motors Financial Co., Inc. sr. unsec. notes 3.10%, 1/12/32	191,000	144,058
General Motors Financial Co., Inc. sr. unsec. notes 1.25%, 1/8/26	200,000	171,893
Global Payments, Inc. sr. unsec. notes 2.15%, 1/15/27	40,000	34,228
Gray Escrow II, Inc. 144A sr. unsec. bonds 5.375%, 11/15/31	215,000	168,651
GW B-CR Security Corp. 144A sr. unsec. notes 9.50%, 11/1/27 (Canada)	85,000	74,573
Hanesbrands, Inc. 144A company guaranty sr. unsec. unsub. notes 4.625%, 5/15/24	60,000	57,210
Hilton Worldwide Finance, LLC/Hilton Worldwide Finance Corp. company guaranty sr. unsec. notes 4.875%, 4/1/27	80,000	73,400
Home Depot, Inc. (The) sr. unsec. unsub. notes 5.95%, 4/1/41	300,000	312,394
Hyatt Hotels Corp. sr. unsec. unsub. notes 4.85%, 3/15/26	576,000	559,956
iHeartCommunications, Inc. company guaranty sr. unsec. notes 8.375%, 5/1/27	190,911	160,365

Dynamic Asset Allocation Conservative Fund 53

CORPORATE BONDS AND NOTES (22.5%)* cont.	Principal amount	Value
Consumer cyclicals cont.
Interpublic Group of Cos, Inc. (The) sr. unsec. unsub. notes 2.40%, 3/1/31	$15,000	$11,391
Interpublic Group of Cos., Inc. (The) sr. unsec. sub. bonds 4.65%, 10/1/28	944,000	872,931
JELD-WEN, Inc. 144A company guaranty sr. sub. notes 6.25%, 5/15/25	45,000	42,356
JELD-WEN, Inc. 144A company guaranty sr. unsec. notes 4.875%, 12/15/27	50,000	35,750
Kontoor Brands, Inc. 144A company guaranty sr. unsec. notes 4.125%, 11/15/29	135,000	105,975
LBM Acquisition, LLC 144A company guaranty sr. unsec. notes 6.25%, 1/15/29	80,000	54,200
Lennar Corp. company guaranty sr. unsec. unsub. notes 4.75%, 11/29/27	599,000	553,057
Levi Strauss & Co. 144A sr. unsec. sub. bonds 3.50%, 3/1/31	125,000	97,500
Live Nation Entertainment, Inc. 144A company guaranty sr. unsec. sub. notes 5.625%, 3/15/26	65,000	61,984
Live Nation Entertainment, Inc. 144A sr. notes 6.50%, 5/15/27	50,000	48,113
Macy’s Retail Holdings, LLC 144A company guaranty sr. unsec. unsub. bonds 6.125%, 3/15/32	50,000	38,284
Macy’s Retail Holdings, LLC 144A company guaranty sr. unsec. unsub. notes 5.875%, 3/15/30	10,000	7,910
Magallanes, Inc. 144A company guaranty sr. unsec. bonds 4.279%, 3/15/32	1,381,000	1,136,582
Magallanes, Inc. 144A company guaranty sr. unsec. notes 3.755%, 3/15/27	385,000	344,849
Masonite International Corp. 144A company guaranty sr. unsec. notes 5.375%, 2/1/28	40,000	35,381
Masonite International Corp. 144A company guaranty sr. unsec. notes 3.50%, 2/15/30	105,000	80,273
Mattel, Inc. 144A company guaranty sr. unsec. notes 3.75%, 4/1/29	80,000	67,264
Mattel, Inc. 144A company guaranty sr. unsec. notes 3.375%, 4/1/26	20,000	17,849
McGraw-Hill Education, Inc. 144A sr. notes 5.75%, 8/1/28	140,000	116,902
McGraw-Hill Education, Inc. 144A sr. unsec. notes 8.00%, 8/1/29	145,000	119,041
MIWD Holdco II, LLC/MIWD Finance Corp. 144A company guaranty sr. unsec. notes 5.50%, 2/1/30	30,000	22,219
Moody’s Corp. sr. unsec. bonds 2.55%, 8/18/60	335,000	181,916
Moody’s Corp. sr. unsec. notes 2.00%, 8/19/31	755,000	574,722
NCL Corp., Ltd. 144A company guaranty sr. notes 5.875%, 2/15/27	45,000	37,575
NCL Corp., Ltd. 144A sr. unsec. unsub. notes 7.75%, 2/15/29	35,000	26,600
NESCO Holdings II, Inc. 144A company guaranty notes 5.50%, 4/15/29	105,000	87,516
News Corp. 144A company guaranty sr. unsec. unsub. bonds 5.125%, 2/15/32	80,000	70,201
News Corp. 144A sr. unsec. notes 3.875%, 5/15/29	80,000	67,909
Nielsen Co. Luxembourg SARL (The) 144A company guaranty sr. unsec. notes 5.00%, 2/1/25 (Luxembourg)	80,000	78,437
Nielsen Finance, LLC/Nielsen Finance Co. 144A company guaranty sr. unsec. notes 5.625%, 10/1/28	75,000	74,440

54 Dynamic Asset Allocation Conservative Fund

CORPORATE BONDS AND NOTES (22.5%)* cont.	Principal amount	Value
Consumer cyclicals cont.
Nielsen Finance, LLC/Nielsen Finance Co. 144A company guaranty sr. unsec. notes 4.50%, 7/15/29	$60,000	$59,735
Omnicom Group, Inc. company guaranty sr. unsec. unsub. notes 3.60%, 4/15/26	660,000	625,138
Paramount Global sr. unsec. unsub. notes 4.20%, 6/1/29	324,000	285,667
Paramount Global sr. unsec. unsub. notes 4.00%, 1/15/26	136,000	128,423
Paramount Global sr. unsec. unsub. notes 2.90%, 1/15/27	298,000	265,357
Penn Entertainment, Inc. 144A sr. unsec. notes 5.625%, 1/15/27	120,000	106,113
Prime Security Services Borrower, LLC/Prime Finance, Inc. 144A company guaranty sr. notes 3.375%, 8/31/27	50,000	42,009
Prime Security Services Borrower, LLC/Prime Finance, Inc. 144A notes 6.25%, 1/15/28	100,000	85,337
PulteGroup, Inc. company guaranty sr. unsec. unsub. notes 7.875%, 6/15/32	132,000	137,280
Raptor Acquisition Corp./Raptor Co-Issuer, LLC 144A sr. notes 4.875%, 11/1/26	35,000	30,101
Realogy Group, LLC/Realogy Co-Issuer Corp. 144A company guaranty sr. unsec. notes 5.75%, 1/15/29	90,000	64,913
Royal Caribbean Cruises, Ltd. 144A company guaranty sr. unsec. unsub. notes 9.25%, 1/15/29	25,000	24,634
Royal Caribbean Cruises, Ltd. 144A sr. unsec. notes 5.50%, 8/31/26	40,000	30,600
S&P Global, Inc. company guaranty sr. unsec. bonds 2.50%, 12/1/29	90,000	75,201
S&P Global, Inc. company guaranty sr. unsec. notes 1.25%, 8/15/30	152,000	113,807
S&P Global, Inc. 144A sr. unsec. unsub. notes 2.45%, 3/1/27	20,000	17,919
Sabre GLBL, Inc. 144A company guaranty sr. notes 9.25%, 4/15/25	125,000	119,676
Scientific Games Holdings LP/Scientific Games US FinCo., Inc. 144A sr. unsec. notes 6.625%, 3/1/30	70,000	56,112
Scientific Games International, Inc. 144A company guaranty sr. unsec. notes 7.25%, 11/15/29	160,000	148,914
Scientific Games International, Inc. 144A sr. unsec. notes 7.00%, 5/15/28	50,000	47,143
Scotts Miracle-Gro Co. (The) company guaranty sr. unsec. notes 4.50%, 10/15/29	150,000	108,750
Scotts Miracle-Gro Co. (The) company guaranty sr. unsec. unsub. bonds 4.375%, 2/1/32	55,000	39,116
Scripps Escrow II, Inc. 144A sr. notes 3.875%, 1/15/29	60,000	47,832
Scripps Escrow II, Inc. 144A sr. unsec. bonds 5.375%, 1/15/31	65,000	49,239
Scripps Escrow, Inc. 144A company guaranty sr. unsec. notes 5.875%, 7/15/27	55,000	47,850
Shift4 Payments, LLC/Shift4 Payments Finance Sub, Inc. 144A company guaranty sr. unsec. notes 4.625%, 11/1/26	90,000	82,069
Sirius XM Radio, Inc. 144A company guaranty sr. unsec. bonds 3.875%, 9/1/31	165,000	127,948
Sirius XM Radio, Inc. 144A company guaranty sr. unsec. notes 4.00%, 7/15/28	115,000	97,817
Sirius XM Radio, Inc. 144A company guaranty sr. unsec. notes 3.125%, 9/1/26	384,000	337,238
Sirius XM Radio, Inc. 144A sr. unsec. bonds 5.00%, 8/1/27	700,000	640,500
Six Flags Entertainment Corp. 144A company guaranty sr. unsec. bonds 5.50%, 4/15/27	75,000	65,625

Dynamic Asset Allocation Conservative Fund 55

CORPORATE BONDS AND NOTES (22.5%)* cont.	Principal amount	Value
Consumer cyclicals cont.
Spanish Broadcasting System, Inc. 144A sr. notes 9.75%, 3/1/26	$85,000	$53,550
Spectrum Brands, Inc. 144A company guaranty sr. unsec. bonds 5.00%, 10/1/29	50,000	39,774
Spectrum Brands, Inc. 144A company guaranty sr. unsec. bonds 3.875%, 3/15/31	100,000	68,178
Standard Industries, Inc. 144A sr. unsec. bonds 3.375%, 1/15/31	40,000	28,132
Standard Industries, Inc. 144A sr. unsec. notes 5.00%, 2/15/27	70,000	61,944
Standard Industries, Inc. 144A sr. unsec. notes 4.75%, 1/15/28	10,000	8,449
Standard Industries, Inc. 144A sr. unsec. notes 4.375%, 7/15/30	70,000	53,550
Station Casinos, LLC 144A sr. unsec. bonds 4.625%, 12/1/31	35,000	26,435
Station Casinos, LLC 144A sr. unsec. notes 4.50%, 2/15/28	135,000	110,804
Stellantis Finance US, Inc. 144A company guaranty sr. unsec. notes 2.691%, 9/15/31	325,000	232,459
Stellantis Finance US, Inc. 144A company guaranty sr. unsec. notes 1.711%, 1/29/27	200,000	166,738
SugarHouse HSP Gaming Prop. Mezz LP/SugarHouse HSP Gaming Finance Corp. 144A company guaranty sr. unsub. notes 5.875%, 5/15/25	90,000	83,253
Terrier Media Buyer, Inc. 144A company guaranty sr. unsec. notes 8.875%, 12/15/27	155,000	118,415
Townsquare Media, Inc. 144A sr. notes 6.875%, 2/1/26	105,000	95,977
TRI Pointe Group, Inc./TRI Pointe Homes, Inc. company guaranty sr. unsec. unsub. notes 5.875%, 6/15/24	50,000	49,010
Univision Communications, Inc. 144A company guaranty sr. notes 6.625%, 6/1/27	100,000	94,371
Univision Communications, Inc. 144A company guaranty sr. notes 4.50%, 5/1/29	20,000	16,309
Univision Communications, Inc. 144A sr. notes 7.375%, 6/30/30	40,000	38,000
Urban One, Inc. 144A company guaranty sr. notes 7.375%, 2/1/28	130,000	110,488
Victoria’s Secret & Co. 144A sr. unsec. notes 4.625%, 7/15/29	140,000	105,000
Walt Disney Co. (The) company guaranty sr. unsec. bonds 7.75%, 12/1/45	281,000	345,343
Werner FinCo LP/Werner FinCo, Inc. 144A company guaranty sr. unsec. notes 8.75%, 7/15/25	105,000	89,250
White Cap Buyer, LLC 144A sr. unsec. notes 6.875%, 10/15/28	60,000	48,958
Wynn Las Vegas, LLC/Wynn Las Vegas Capital Corp. 144A company guaranty sr. unsec. sub. notes 5.25%, 5/15/27	120,000	105,624
Wynn Resorts Finance, LLC/Wynn Resorts Capital Corp. 144A sr. unsec. bonds 5.125%, 10/1/29	105,000	84,861
Wynn Resorts Finance, LLC/Wynn Resorts Capital Corp. 144A sr. unsec. notes 7.75%, 4/15/25	30,000	29,304
		22,996,739
Consumer staples (1.1%)
1011778 BC ULC/New Red Finance, Inc. 144A bonds 4.00%, 10/15/30 (Canada)	70,000	55,131
1011778 BC ULC/New Red Finance, Inc. 144A company guaranty notes 4.375%, 1/15/28 (Canada)	70,000	60,655
1011778 BC ULC/New Red Finance, Inc. 144A company guaranty sr. notes 3.875%, 1/15/28 (Canada)	90,000	77,850
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons, LLC 144A company guaranty sr. unsec. notes 4.875%, 2/15/30	30,000	25,380

56 Dynamic Asset Allocation Conservative Fund

CORPORATE BONDS AND NOTES (22.5%)* cont.	Principal amount	Value
Consumer staples cont.
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons, LLC 144A company guaranty sr. unsec. notes 4.625%, 1/15/27	$130,000	$116,197
Albertsons Cos., LLC/Safeway, Inc./New Albertsons LP/Albertsons, LLC 144A company guaranty sr. unsec. notes 7.50%, 3/15/26	90,000	90,537
Anheuser-Busch InBev Worldwide, Inc. company guaranty sr. unsec. unsub. bonds 4.60%, 4/15/48	810,000	670,791
Ashtead Capital, Inc. 144A company guaranty sr. unsec. notes 2.45%, 8/12/31	205,000	150,697
Ashtead Capital, Inc. 144A notes 4.375%, 8/15/27	685,000	628,399
Brand Energy & Infrastructure Services, Inc. 144A sr. unsec. notes 8.50%, 7/15/25	55,000	39,738
CDW, LLC/CDW Finance Corp. company guaranty sr. unsec. notes 3.25%, 2/15/29	15,000	12,181
CVS Pass-Through Trust sr. notes 6.036%, 12/10/28	29,511	29,496
ERAC USA Finance, LLC 144A company guaranty sr. unsec. bonds 4.50%, 2/15/45	120,000	92,065
ERAC USA Finance, LLC 144A company guaranty sr. unsec. notes 7.00%, 10/15/37	300,000	313,182
ERAC USA Finance, LLC 144A company guaranty sr. unsec. notes 5.625%, 3/15/42	363,000	328,405
ERAC USA Finance, LLC 144A company guaranty sr. unsec. notes 3.85%, 11/15/24	300,000	289,835
ERAC USA Finance, LLC 144A company guaranty sr. unsec. unsub. notes 3.30%, 12/1/26	111,000	101,674
Fertitta Entertainment, LLC/Fertitta Entertainment Finance Co., Inc. 144A company guaranty sr. unsec. notes 6.75%, 1/15/30	50,000	38,000
GSK Consumer Healthcare Capital US, LLC 144A company guaranty sr. unsec. unsub. bonds 3.625%, 3/24/32	515,000	435,070
Herc Holdings, Inc. 144A company guaranty sr. unsec. notes 5.50%, 7/15/27	100,000	90,000
IRB Holding Corp. 144A company guaranty sr. notes 7.00%, 6/15/25	50,000	49,684
JDE Peet’s NV 144A company guaranty sr. unsec. notes 1.375%, 1/15/27 (Netherlands)	535,000	442,028
Keurig Dr Pepper, Inc. company guaranty sr. unsec. notes 2.25%, 3/15/31	735,000	571,834
Keurig Dr Pepper, Inc. company guaranty sr. unsec. unsub. notes 3.43%, 6/15/27	118,000	109,021
KFC Holding Co./Pizza Hut Holdings, LLC/Taco Bell of America, LLC 144A company guaranty sr. unsec. notes 4.75%, 6/1/27	60,000	55,738
Kraft Heinz Foods Co. company guaranty sr. unsec. sub. notes 3.875%, 5/15/27	512,000	478,505
Lamb Weston Holdings, Inc. 144A company guaranty sr. unsec. notes 4.875%, 5/15/28	75,000	68,035
Lamb Weston Holdings, Inc. 144A company guaranty sr. unsec. notes 4.125%, 1/31/30	125,000	105,781
Match Group Holdings II, LLC 144A sr. unsec. bonds 5.00%, 12/15/27	54,000	48,195
Match Group Holdings II, LLC 144A sr. unsec. bonds 3.625%, 10/1/31	45,000	33,975
Match Group Holdings II, LLC 144A sr. unsec. notes 4.125%, 8/1/30	25,000	20,531

Dynamic Asset Allocation Conservative Fund 57

CORPORATE BONDS AND NOTES (22.5%)* cont.		Principal amount	Value
Consumer staples cont.
Match Group Holdings II, LLC 144A sr. unsec. unsub. notes 4.625%, 6/1/28		$415,000	$362,607
Millennium Escrow Corp. 144A sr. notes 6.625%, 8/1/26		70,000	55,338
Nestle Holdings, Inc. 144A company guaranty sr. unsec. notes 0.375%, 1/15/24		850,000	803,925
Netflix, Inc. sr. unsec. bonds Ser. REGS, 3.875%, 11/15/29	EUR	395,000	341,424
Netflix, Inc. sr. unsec. notes 4.875%, 4/15/28		$90,000	84,232
Netflix, Inc. sr. unsec. unsub. notes 5.875%, 11/15/28		606,000	591,323
Netflix, Inc. sr. unsec. unsub. notes 4.375%, 11/15/26		480,000	453,137
Newell Brands, Inc. sr. unsec. notes 4.875%, 6/1/25		55,000	53,169
Newell Brands, Inc. sr. unsec. unsub. notes 4.45%, 4/1/26		90,000	82,800
PECF USS Intermediate Holding III Corp. 144A sr. unsec. notes 8.00%, 11/15/29		165,000	120,324
Rite Aid Corp. 144A company guaranty sr. notes 8.00%, 11/15/26		46,000	32,554
Rite Aid Corp. 144A company guaranty sr. unsec. sub. notes 7.50%, 7/1/25		40,000	30,433
TripAdvisor, Inc. 144A company guaranty sr. unsec. notes 7.00%, 7/15/25		90,000	87,499
Yum! Brands, Inc. sr. unsec. bonds 5.375%, 4/1/32		30,000	26,599
Yum! Brands, Inc. sr. unsec. sub. bonds 3.625%, 3/15/31		50,000	39,960
Yum! Brands, Inc. 144A sr. unsec. bonds 4.75%, 1/15/30		75,000	65,543
			8,859,477
Energy (1.5%)
Antero Midstream Partners LP/Antero Midstream Finance Corp. 144A company guaranty sr. unsec. notes 7.875%, 5/15/26		60,000	60,300
Antero Resources Corp. 144A company guaranty sr. unsec. notes 7.625%, 2/1/29		50,000	49,908
Apache Corp. sr. unsec. unsub. notes 5.10%, 9/1/40		55,000	44,400
Apache Corp. sr. unsec. unsub. notes 4.375%, 10/15/28		65,000	56,693
BP Capital Markets America, Inc. company guaranty sr. unsec. notes 3.119%, 5/4/26		445,000	416,019
BP Capital Markets PLC company guaranty sr. unsec. unsub. notes 3.279%, 9/19/27 (United Kingdom)		715,000	655,231
Callon Petroleum Co. 144A company guaranty sr. unsec. notes 8.00%, 8/1/28		80,000	73,800
Callon Petroleum Co. 144A company guaranty sr. unsec. notes 7.50%, 6/15/30		180,000	157,591
Cenovus Energy, Inc. sr. unsec. bonds 6.75%, 11/15/39 (Canada)		36,000	35,777
Centennial Resource Production, LLC 144A company guaranty sr. unsec. notes 6.875%, 4/1/27		175,000	169,305
Cheniere Corpus Christi Holdings, LLC company guaranty sr. notes 5.125%, 6/30/27		120,000	116,186
Cheniere Energy Partners LP company guaranty sr. unsec. unsub. notes 4.00%, 3/1/31		80,000	67,078
Cheniere Energy Partners LP company guaranty sr. unsec. unsub. notes 3.25%, 1/31/32		96,000	73,715
Chord Energy Corp. 144A company guaranty sr. unsec. notes 6.375%, 6/1/26		55,000	52,250
Comstock Resources, Inc. 144A company guaranty sr. unsec. notes 5.875%, 1/15/30		110,000	95,805
Comstock Resources, Inc. 144A sr. unsec. notes 6.75%, 3/1/29		95,000	87,619

58 Dynamic Asset Allocation Conservative Fund

CORPORATE BONDS AND NOTES (22.5%)* cont.	Principal amount	Value
Energy cont.
Continental Resources, Inc. company guaranty sr. unsec. notes 4.375%, 1/15/28	$563,000	$505,278
Continental Resources, Inc. company guaranty sr. unsec. unsub. notes 4.50%, 4/15/23	135,000	134,324
Continental Resources, Inc. 144A company guaranty sr. unsec. bonds 5.75%, 1/15/31	85,000	76,828
Continental Resources, Inc. 144A company guaranty sr. unsec. bonds 2.875%, 4/1/32	515,000	377,132
DCP Midstream Operating LP company guaranty sr. unsec. notes 5.625%, 7/15/27	50,000	48,125
DCP Midstream Operating LP 144A company guaranty sr. unsec. unsub. bonds 6.75%, 9/15/37	135,000	130,781
Devon Energy Corp. sr. unsec. unsub. bonds 7.95%, 4/15/32	75,000	82,389
Devon Energy Corp. sr. unsec. unsub. bonds 7.875%, 9/30/31	50,000	55,125
Diamondback Energy, Inc. company guaranty sr. unsec. notes 3.25%, 12/1/26	290,000	267,447
Encino Acquisition Partners Holdings, LLC 144A company guaranty sr. unsec. notes 8.50%, 5/1/28	150,000	138,380
Endeavor Energy Resources LP/EER Finance, Inc. 144A sr. unsec. bonds 5.75%, 1/30/28	600,000	570,672
Energy Transfer LP/Regency Energy Finance Corp. sr. unsec. unsub. notes 4.50%, 11/1/23	24,000	23,760
EnLink Midstream, LLC 144A company guaranty sr. unsec. notes 5.625%, 1/15/28	140,000	130,900
EOG Resources, Inc. sr. unsec. unsub. notes 2.625%, 3/15/23	690,000	684,142
EQT Corp. sr. unsec. notes 7.00%, 2/1/30	55,000	56,755
EQT Corp. sr. unsec. notes 5.678%, 10/1/25	175,000	173,923
EQT Corp. sr. unsec. notes 5.00%, 1/15/29	10,000	9,330
Equinor ASA company guaranty sr. unsec. notes 5.10%, 8/17/40 (Norway)	170,000	161,825
Hess Midstream Operations LP 144A company guaranty sr. unsec. notes 5.50%, 10/15/30	50,000	42,923
Hess Midstream Operations LP 144A company guaranty sr. unsec. notes 5.125%, 6/15/28	95,000	83,185
Hess Midstream Operations LP 144A company guaranty sr. unsec. notes 4.25%, 2/15/30	45,000	36,338
Hess Midstream Operations LP 144A company guaranty sr. unsec. sub. notes 5.625%, 2/15/26	355,000	336,986
Hilcorp Energy I LP/Hilcorp Finance Co. 144A sr. unsec. notes 6.25%, 4/15/32	65,000	57,200
Hilcorp Energy I LP/Hilcorp Finance Co. 144A sr. unsec. notes 6.00%, 4/15/30	55,000	48,125
Holly Energy Partners LP/Holly Energy Finance Corp. 144A company guaranty sr. unsec. notes 5.00%, 2/1/28	150,000	132,149
Kinetik Holdings LP 144A company guaranty sr. unsec. notes 5.875%, 6/15/30	90,000	82,409
Nabors Industries, Inc. company guaranty sr. unsec. notes 5.75%, 2/1/25	60,000	54,318
Nabors Industries, Inc. 144A company guaranty sr. unsec. notes 9.00%, 2/1/25	35,000	34,829

Dynamic Asset Allocation Conservative Fund 59

CORPORATE BONDS AND NOTES (22.5%)* cont.	Principal amount	Value
Energy cont.
Nabors Industries, Ltd. 144A company guaranty sr. unsec. notes 7.25%, 1/15/26	$45,000	$39,155
Occidental Petroleum Corp. sr. unsec. bonds 6.625%, 9/1/30	70,000	71,050
Occidental Petroleum Corp. sr. unsec. bonds 6.125%, 1/1/31	25,000	24,625
Occidental Petroleum Corp. sr. unsec. sub. bonds 6.20%, 3/15/40	180,000	174,150
Occidental Petroleum Corp. sr. unsec. sub. notes 8.50%, 7/15/27	262,000	280,392
Occidental Petroleum Corp. sr. unsec. sub. notes 6.45%, 9/15/36	135,000	135,000
Ovintiv, Inc. company guaranty sr. unsec. bonds 6.50%, 8/15/34	35,000	34,096
Ovintiv, Inc. company guaranty sr. unsec. unsub. bonds 7.375%, 11/1/31	95,000	98,965
Ovintiv, Inc. company guaranty sr. unsec. unsub. bonds 6.625%, 8/15/37	35,000	34,255
Ovintiv, Inc. company guaranty sr. unsec. unsub. notes 8.125%, 9/15/30	30,000	32,383
Permian Resources Operating LLC 144A company guaranty sr. unsec. notes 5.375%, 1/15/26	120,000	109,500
Pertamina Persero PT 144A sr. unsec. unsub. notes 4.30%, 5/20/23 (Indonesia)	200,000	198,000
Petrobras Global Finance BV company guaranty sr. unsec. unsub. notes 6.25%, 3/17/24 (Brazil)	146,000	146,730
Petrobras Global Finance BV company guaranty sr. unsec. unsub. notes 5.60%, 1/3/31 (Brazil)	139,000	126,351
Petroleos Mexicanos company guaranty sr. unsec. unsub. notes 6.70%, 2/16/32 (Mexico)	898,000	630,059
Precision Drilling Corp. 144A company guaranty sr. unsec. notes 7.125%, 1/15/26 (Canada)	190,000	181,925
Precision Drilling Corp. 144A company guaranty sr. unsec. notes 6.875%, 1/15/29 (Canada)	25,000	22,073
Rockcliff Energy II, LLC 144A sr. unsec. notes 5.50%, 10/15/29	155,000	135,714
Sabine Pass Liquefaction, LLC sr. bonds 4.20%, 3/15/28	174,000	158,681
Sabine Pass Liquefaction, LLC sr. notes 5.75%, 5/15/24	120,000	120,439
Sabine Pass Liquefaction, LLC sr. notes 5.00%, 3/15/27	52,000	49,888
Shell International Finance BV company guaranty sr. unsec. unsub. notes 2.875%, 5/10/26 (Netherlands)	980,000	912,862
SM Energy Co. sr. unsec. notes 6.625%, 1/15/27	40,000	38,395
SM Energy Co. sr. unsec. unsub. notes 6.75%, 9/15/26	85,000	81,813
SM Energy Co. sr. unsec. unsub. notes 6.50%, 7/15/28	25,000	23,758
SM Energy Co. sr. unsec. unsub. notes 5.625%, 6/1/25	95,000	91,200
Southwestern Energy Co. company guaranty sr. unsec. notes 5.375%, 3/15/30	110,000	99,116
Southwestern Energy Co. company guaranty sr. unsec. notes 5.375%, 2/1/29	205,000	185,894
Spectra Energy Partners LP sr. unsec. notes 3.375%, 10/15/26	340,000	313,654
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp. 144A company guaranty sr. unsec. notes 6.00%, 12/31/30	95,000	80,760
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp. 144A company guaranty sr. unsec. notes 5.50%, 1/15/28	120,000	102,000
Transcanada Trust company guaranty jr. unsec. sub. FRB 5.30%, 3/15/77 (Canada)	227,000	195,351
Transocean Pontus, Ltd. 144A company guaranty sr. notes 6.125%, 8/1/25 (Cayman Islands)	36,400	33,943

60 Dynamic Asset Allocation Conservative Fund

CORPORATE BONDS AND NOTES (22.5%)* cont.	Principal amount	Value
Energy cont.
Transocean Poseidon, Ltd. 144A company guaranty sr. notes 6.875%, 2/1/27	$65,625	$60,047
Transocean, Inc. 144A company guaranty sr. unsec. notes 11.50%, 1/30/27	75,000	69,371
USA Compression Partners LP/USA Compression Finance Corp. company guaranty sr. unsec. notes 6.875%, 4/1/26	100,000	92,000
USA Compression Partners LP/USA Compression Finance Corp. company guaranty sr. unsec. unsub. notes 6.875%, 9/1/27	50,000	45,441
Venture Global Calcasieu Pass, LLC 144A company guaranty sr. bonds 3.875%, 11/1/33	100,000	77,750
Venture Global Calcasieu Pass, LLC 144A company guaranty sr. notes 3.875%, 8/15/29	85,000	72,920
Viper Energy Partners LP 144A company guaranty sr. unsec. notes 5.375%, 11/1/27	30,000	27,616
		12,154,577
Financials (7.3%)
ABN AMRO Bank NV 144A unsec. sub. notes 4.75%, 7/28/25 (Netherlands)	200,000	192,379
AerCap Ireland Capital DAC/AerCap Global Aviation Trust company guaranty sr. unsec. bonds 3.30%, 1/30/32 (Ireland)	915,000	688,142
AerCap Ireland Capital DAC/AerCap Global Aviation Trust company guaranty sr. unsec. sub. notes 3.65%, 7/21/27 (Ireland)	450,000	392,974
AG Issuer, LLC 144A sr. notes 6.25%, 3/1/28	90,000	77,860
Air Lease Corp. sr. unsec. notes 2.10%, 9/1/28	240,000	187,009
Air Lease Corp. sr. unsec. sub. bonds 4.625%, 10/1/28	279,000	250,442
Air Lease Corp. sr. unsec. sub. notes 3.25%, 10/1/29	972,000	791,136
Alliant Holdings Intermediate, LLC/Alliant Holdings Co-Issuer 144A sr. unsec. notes 6.75%, 10/15/27	130,000	112,033
Ally Financial, Inc. company guaranty sr. unsec. notes 8.00%, 11/1/31	500,000	524,179
Ally Financial, Inc. sr. unsec. notes 4.75%, 6/9/27	370,000	341,354
Ally Financial, Inc. sr. unsec. notes 2.20%, 11/2/28	172,000	132,882
AmWINS Group, Inc. 144A sr. unsec. notes 4.875%, 6/30/29	45,000	37,353
Ares Capital Corp. sr. unsec. notes 2.875%, 6/15/27	725,000	605,660
Ares Capital Corp. sr. unsec. sub. notes 3.875%, 1/15/26	204,000	185,601
Aretec Escrow Issuer, Inc. 144A sr. unsec. notes 7.50%, 4/1/29	130,000	108,800
Athene Global Funding 144A notes 1.985%, 8/19/28	660,000	520,608
Australia & New Zealand Banking Group, Ltd./United Kingdom 144A jr. unsec. sub. FRB 6.75%, perpetual maturity (United Kingdom)	200,000	191,010
Banco Santander SA sr. unsec. unsub. notes 4.379%, 4/12/28 (Spain)	200,000	178,408
Banco Santander SA unsec. sub. FRB 3.225%, 11/22/32 (Spain)	1,400,000	981,292
Banco Santander SA unsec. sub. notes 5.179%, 11/19/25 (Spain)	400,000	385,381
Bank of America Corp. jr. unsec. sub. FRN Ser. AA, 6.10%, perpetual maturity	204,000	195,330
Bank of America Corp. jr. unsec. sub. FRN Ser. Z, 6.50%, perpetual maturity	10,000	9,812
Bank of America Corp. sr. unsec. FRN 1.734%, 7/22/27	2,355,000	2,020,423
Bank of America Corp. sr. unsec. FRN Ser. MTN, 2.496%, 2/13/31	735,000	579,961
Bank of America Corp. unsec. sub. FRB 3.846%, 3/8/37	1,460,000	1,177,932

Dynamic Asset Allocation Conservative Fund 61

CORPORATE BONDS AND NOTES (22.5%)* cont.	Principal amount	Value
Financials cont.
Bank of America Corp. unsec. sub. FRN (ICE LIBOR USD 3 Month + 0.76%), 4.053%, 9/15/26	$100,000	$97,154
Bank of America Corp. unsec. sub. notes 6.11%, 1/29/37	870,000	839,617
Bank of America Corp. unsec. sub. notes Ser. L, 4.183%, 11/25/27	280,000	259,404
Berkshire Hathaway Finance Corp. company guaranty sr. unsec. bonds 2.85%, 10/15/50	635,000	407,993
Berkshire Hathaway Finance Corp. company guaranty sr. unsec. notes 4.30%, 5/15/43	151,000	129,697
Blackstone Holdings Finance Co., LLC 144A company guaranty sr. unsec. unsub. bonds 1.60%, 3/30/31	205,000	150,386
BNP Paribas SA 144A unsec. sub. FRB 2.588%, 8/12/35 (France)	285,000	203,571
BNP Paribas SA 144A unsec. sub. notes 4.375%, 5/12/26 (France)	200,000	188,562
BPCE SA 144A unsec. sub. notes 5.15%, 7/21/24 (France)	200,000	195,467
BPCE SA 144A unsec. sub. notes 4.50%, 3/15/25 (France)	295,000	280,092
Camden Property Trust sr. unsec. unsub. notes 4.875%, 6/15/23 R	140,000	140,023
Capital One Financial Corp. unsec. sub. FRB 2.359%, 7/29/32	1,420,000	1,005,740
Citigroup, Inc. jr. unsec. sub. FRN 3.875%, perpetual maturity	374,000	309,018
Citigroup, Inc. sr. unsec. FRB 3.668%, 7/24/28	2,519,000	2,287,600
Citigroup, Inc. sr. unsec. unsub. FRB 3.887%, 1/10/28	576,000	530,158
Citigroup, Inc. unsec. sub. bonds 4.75%, 5/18/46	275,000	219,213
Citigroup, Inc. unsec. sub. bonds 4.45%, 9/29/27	385,000	356,385
Citigroup, Inc. unsec. sub. notes 4.60%, 3/9/26	340,000	331,462
Citizens Bank NA sr. unsec. FRN 4.119%, 5/23/25	500,000	490,322
CNO Financial Group, Inc. sr. unsec. notes 5.25%, 5/30/29	90,000	83,810
Cobra AcquisitionCo, LLC 144A company guaranty sr. unsec. notes 6.375%, 11/1/29	115,000	80,213
Coinbase Global, Inc. 144A company guaranty sr. unsec. unsub. notes 3.375%, 10/1/28	55,000	33,550
Commonwealth Bank of Australia 144A sr. unsec. notes 3.15%, 9/19/27 (Australia)	1,010,000	923,694
Commonwealth Bank of Australia 144A sr. unsec. notes 2.552%, 3/14/27 (Australia)	182,000	164,409
Corebridge Financial, Inc. 144A sr. unsec. notes 3.85%, 4/5/29	335,000	295,249
Credit Suisse Group AG 144A jr. unsec. sub. FRN 7.50%, perpetual maturity (Switzerland)	225,000	206,719
Credit Suisse Group AG 144A sr. unsec. bonds 3.869%, 1/12/29 (Switzerland)	311,000	253,656
Credit Suisse Group AG 144A sr. unsec. FRN 2.193%, 6/5/26 (Switzerland)	1,090,000	946,336
Deutsche Bank AG unsec. sub. notes 4.50%, 4/1/25 (Germany)	400,000	371,967
Deutsche Bank AG/New York, NY sr. unsec. unsub. notes 1.686%, 3/19/26 (Germany)	1,315,000	1,144,435
Digital Realty Trust LP company guaranty sr. unsec. bonds 4.45%, 7/15/28 R	204,000	190,585
DNB Bank ASA 144A sr. unsec. notes 2.15%, 12/2/22 (Norway)	970,000	966,824
Fairfax Financial Holdings, Ltd. sr. unsec. notes 4.85%, 4/17/28 (Canada)	714,000	670,872
Fairfax US, Inc. 144A company guaranty sr. unsec. notes 4.875%, 8/13/24	190,000	186,004
Fifth Third Bancorp jr. unsec. sub. FRB 5.10%, perpetual maturity	51,000	45,912

62 Dynamic Asset Allocation Conservative Fund

CORPORATE BONDS AND NOTES (22.5%)* cont.	Principal amount	Value
Financials cont.
First-Citizens Bank & Trust Co. unsec. sub. notes 6.125%, 3/9/28	$713,000	$707,735
Five Corners Funding Trust 144A sr. unsec. bonds 4.419%, 11/15/23	345,000	341,305
Freedom Mortgage Corp. 144A sr. unsec. notes 8.25%, 4/15/25	67,000	55,358
Freedom Mortgage Corp. 144A sr. unsec. notes 8.125%, 11/15/24	80,000	70,000
Freedom Mortgage Corp. 144A sr. unsec. notes 6.625%, 1/15/27	60,000	42,758
GLP Capital LP/GLP Financing II, Inc. company guaranty sr. unsec. bonds 3.25%, 1/15/32 R	260,000	195,447
GLP Capital LP/GLP Financing II, Inc. company guaranty sr. unsec. notes 5.25%, 6/1/25	85,000	82,159
GLP Capital LP/GLP Financing II, Inc. company guaranty sr. unsec. unsub. notes 5.375%, 4/15/26	84,000	80,347
goeasy, Ltd. 144A company guaranty sr. unsec. notes 5.375%, 12/1/24 (Canada)	30,000	28,125
goeasy, Ltd. 144A company guaranty sr. unsec. notes 4.375%, 5/1/26 (Canada)	60,000	53,250
Goldman Sachs Group, Inc. (The) jr. unsec. sub. FRN 3.65%, 7/28/51	189,000	145,247
Goldman Sachs Group, Inc. (The) sr. unsec. FRB 4.223%, 5/1/29	916,000	832,531
Goldman Sachs Group, Inc. (The) sr. unsec. unsub. notes 3.85%, 1/26/27	2,035,000	1,890,855
Goldman Sachs Group, Inc. (The) sr. unsec. unsub. notes 2.60%, 2/7/30	289,000	234,233
HUB International, Ltd. 144A sr. unsec. notes 7.00%, 5/1/26	130,000	123,294
HUB International, Ltd. 144A sr. unsec. notes 5.625%, 12/1/29	35,000	29,225
Huntington Bancshares, Inc. unsec. sub. FRB 2.487%, 8/15/36	592,000	418,661
Icahn Enterprises LP/Icahn Enterprises Finance Corp. company guaranty sr. unsec. notes 6.25%, 5/15/26	95,000	88,781
Icahn Enterprises LP/Icahn Enterprises Finance Corp. company guaranty sr. unsec. notes 5.25%, 5/15/27	85,000	74,418
Icahn Enterprises LP/Icahn Enterprises Finance Corp. company guaranty sr. unsec. sub. notes 4.375%, 2/1/29	50,000	40,244
Intercontinental Exchange, Inc. sr. unsec. bonds 2.65%, 9/15/40	483,000	325,226
Intercontinental Exchange, Inc. sr. unsec. bonds 1.85%, 9/15/32	242,000	178,301
Intercontinental Exchange, Inc. sr. unsec. notes 4.00%, 9/15/27	98,000	93,025
Intesa Sanpaolo SpA 144A sr. unsec. notes 3.875%, 1/12/28 (Italy)	400,000	345,280
iStar, Inc. sr. unsec. notes 5.50%, 2/15/26 R	85,000	85,536
iStar, Inc. sr. unsec. notes 4.75%, 10/1/24 R	135,000	133,137
iStar, Inc. sr. unsec. notes 4.25%, 8/1/25 R	360,000	349,217
JPMorgan Chase & Co. jr. unsec. bonds 6.10%, perpetual maturity	43,000	41,280
JPMorgan Chase & Co. jr. unsec. sub. FRB Ser. HH, 4.60%, perpetual maturity	252,000	219,517
JPMorgan Chase & Co. jr. unsec. sub. FRB Ser. W, (ICE LIBOR USD 3 Month + 1.00%), 3.905%, 5/15/47	293,000	231,177
JPMorgan Chase & Co. sr. unsec. unsub. FRB 3.964%, 11/15/48	2,495,000	1,868,946
JPMorgan Chase & Co. unsec. sub. bonds 3.625%, 12/1/27	2,650,000	2,401,526
JPMorgan Chase & Co. unsec. sub. notes 4.125%, 12/15/26	74,000	69,828
JPMorgan Chase & Co. unsec. sub. notes 3.375%, 5/1/23	1,053,000	1,046,353
KKR Group Finance Co. III, LLC 144A company guaranty sr. unsec. unsub. bonds 5.125%, 6/1/44	250,000	216,128
Ladder Capital Finance Holdings, LLLP/Ladder Capital Finance Corp. 144A company guaranty sr. unsec. notes 4.75%, 6/15/29 R	140,000	104,811

Dynamic Asset Allocation Conservative Fund 63

CORPORATE BONDS AND NOTES (22.5%)* cont.	Principal amount	Value
Financials cont.
Ladder Capital Finance Holdings, LLLP/Ladder Capital Finance Corp. 144A company guaranty sr. unsec. unsub. notes 5.25%, 10/1/25 R	$30,000	$27,600
Ladder Capital Finance Holdings, LLLP/Ladder Capital Finance Corp. 144A sr. unsec. notes 4.25%, 2/1/27 R	100,000	81,000
Lloyds Banking Group PLC unsec. sub. notes 4.65%, 3/24/26 (United Kingdom)	295,000	277,559
Marsh & McLennan Cos., Inc. sr. unsec. sub. bonds 4.90%, 3/15/49	305,000	270,621
Marsh & McLennan Cos., Inc. sr. unsec. sub. notes 4.375%, 3/15/29	344,000	326,735
MetLife Capital Trust IV 144A jr. unsec. sub. notes 7.875%, 12/15/37	385,000	410,988
Metropolitan Life Global Funding I 144A notes 1.95%, 1/13/23	420,000	417,177
Mitsubishi UFJ Financial Group, Inc. sr. unsec. unsub. notes 3.85%, 3/1/26 (Japan)	425,000	403,159
Morgan Stanley sr. unsec. unsub. FRN Ser. GMTN, 3.772%, 1/24/29	2,470,000	2,221,374
Morgan Stanley sr. unsec. unsub. notes 4.375%, 1/22/47	715,000	571,190
Morgan Stanley sr. unsec. unsub. notes Ser. GMTN, 3.125%, 1/23/23	1,324,000	1,319,654
Nationstar Mortgage Holdings, Inc. 144A company guaranty sr. unsec. notes 5.75%, 11/15/31	115,000	84,338
Nationstar Mortgage Holdings, Inc. 144A company guaranty sr. unsec. notes 5.50%, 8/15/28	85,000	66,746
Neuberger Berman Group, LLC/Neuberger Berman Finance Corp. 144A sr. unsec. notes 4.875%, 4/15/45	225,000	183,798
New York Life Global Funding 144A notes 1.10%, 5/5/23	1,176,000	1,155,028
OneMain Finance Corp. company guaranty sr. unsec. sub. notes 7.125%, 3/15/26	45,000	40,563
OneMain Finance Corp. company guaranty sr. unsec. sub. notes 6.625%, 1/15/28	50,000	42,900
OneMain Finance Corp. company guaranty sr. unsec. unsub. notes 5.375%, 11/15/29	150,000	116,250
PennyMac Financial Services, Inc. 144A company guaranty sr. unsec. notes 5.75%, 9/15/31	50,000	35,768
PennyMac Financial Services, Inc. 144A company guaranty sr. unsec. notes 5.375%, 10/15/25	100,000	85,496
PHH Mortgage Corp. 144A company guaranty sr. notes 7.875%, 3/15/26	165,000	142,979
PNC Financial Services Group, Inc. (The) unsec. sub. FRB 4.626%, 6/6/33	1,065,000	950,057
Prologis LP sr. unsec. unsub. notes 2.25%, 4/15/30 R	192,000	156,830
Prologis LP sr. unsec. unsub. notes 2.125%, 4/15/27 R	80,000	70,987
Prudential Financial, Inc. jr. unsec. sub. FRN 5.20%, 3/15/44	100,000	95,183
Royal Bank of Canada unsec. sub. notes Ser. GMTN, 4.65%, 1/27/26 (Canada)	440,000	428,444
Santander UK Group Holdings PLC 144A unsec. sub. notes 4.75%, 9/15/25 (United Kingdom)	430,000	405,189
Service Properties Trust company guaranty sr. unsec. unsub. notes 7.50%, 9/15/25 R	35,000	32,725
Societe Generale SA 144A jr. unsec. sub. notes 5.375%, perpetual maturity (France)	390,000	267,267
Sumitomo Mitsui Trust Bank, Ltd. 144A sr. unsec. notes 0.80%, 9/12/23 (Japan)	755,000	724,479

64 Dynamic Asset Allocation Conservative Fund

CORPORATE BONDS AND NOTES (22.5%)* cont.	Principal amount	Value
Financials cont.
Swiss Re Treasury US Corp. 144A company guaranty sr. unsec. notes 4.25%, 12/6/42	$435,000	$368,805
Toronto-Dominion Bank (The) sr. unsec. unsub. notes Ser. MTN, 1.90%, 12/1/22 (Canada)	925,000	922,145
Toronto-Dominion Bank (The) unsec. sub. FRB 3.625%, 9/15/31 (Canada)	760,000	692,783
Truist Bank unsec. sub. FRN Ser. BKNT, 2.636%, 9/17/29	390,000	363,374
Truist Financial Corp. jr. unsec. sub. FRB Ser. N, 4.80%, 9/1/24	141,000	125,539
Truist Financial Corp. sr. unsec. unsub. FRN Ser. MTN, 4.26%, 7/28/26	470,000	457,096
UBS Group AG 144A sr. unsec. FRN 4.703%, 8/5/27 (Switzerland)	233,000	221,297
UBS Group Funding Switzerland AG company guaranty jr. unsec. sub. FRN Ser. REGS, 6.875%, perpetual maturity (Switzerland)	589,000	549,438
US Bancorp unsec. sub. FRB 2.491%, 11/3/36	960,000	721,524
USI, Inc./NY 144A sr. unsec. notes 6.875%, 5/1/25	105,000	100,935
VICI Properties LP sr. unsec. unsub. notes 4.75%, 2/15/28 R	433,000	398,147
VICI Properties LP/VICI Note Co., Inc. 144A company guaranty sr. unsec. notes 3.75%, 2/15/27 R	162,000	141,889
Wells Fargo & Co. jr. unsec. sub. FRB Ser. U, 5.875%, perpetual maturity	127,000	120,968
Wells Fargo & Co. jr. unsec. sub. FRN 3.90%, perpetual maturity	98,000	82,871
Wells Fargo & Co. sr. unsec. unsub. FRB Ser. MTN, 3.35%, 3/2/33	2,835,000	2,299,095
Wells Fargo & Co. sr. unsec. unsub. FRN Ser. MTN, 4.54%, 8/15/26	370,000	359,172
Westpac Banking Corp. sr. unsec. unsub. notes 3.35%, 3/8/27 (Australia)	92,000	85,839
Westpac Banking Corp. unsec. sub. bonds 2.963%, 11/16/40 (Australia)	187,000	119,383
		58,639,705
Health care (1.8%)
1375209 BC, Ltd. 144A sr. notes 9.00%, 1/30/28 (Canada)	11,489	11,403
AbbVie, Inc. sr. unsec. sub. notes 3.80%, 3/15/25	525,000	508,465
Air Methods Corp. 144A sr. unsec. notes 8.00%, 5/15/25	110,000	55,201
Amgen, Inc. sr. unsec. bonds 4.663%, 6/15/51	495,000	415,921
Amgen, Inc. sr. unsec. unsub. notes 2.60%, 8/19/26	710,000	650,396
Bausch Health Cos, Inc. 144A company guaranty sr. sub. notes 11.00%, 9/30/28	20,425	16,442
Bausch Health Cos, Inc. 144A company guaranty sub. notes 14.00%, 10/15/30	4,085	2,226
Bausch Health Cos., Inc. 144A company guaranty sr. notes 6.125%, 2/1/27	75,000	51,750
Bausch Health Cos., Inc. 144A sr. notes 4.875%, 6/1/28	90,000	58,023
Becton Dickinson and Co. sr. unsec. notes 3.70%, 6/6/27	88,000	81,892
Becton Dickinson and Co. sr. unsec. sub. bonds 1.957%, 2/11/31	795,000	613,759
Bristol-Myers Squibb Co. sr. unsec. notes 3.25%, 2/20/23	712,000	709,248
Bristol-Myers Squibb Co. sr. unsec. notes 2.90%, 7/26/24	808,000	783,637
Centene Corp. sr. unsec. bonds 3.00%, 10/15/30	95,000	75,234
Centene Corp. sr. unsec. notes 4.625%, 12/15/29	225,000	201,375
Charles River Laboratories International, Inc. 144A company guaranty sr. unsec. notes 4.00%, 3/15/31	50,000	40,250

Dynamic Asset Allocation Conservative Fund 65

CORPORATE BONDS AND NOTES (22.5%)* cont.	Principal amount	Value
Health care cont.
Charles River Laboratories International, Inc. 144A company guaranty sr. unsec. notes 3.75%, 3/15/29	$45,000	$36,900
CHS/Community Health Systems, Inc. 144A company guaranty sr. notes 8.00%, 3/15/26	45,000	38,960
CHS/Community Health Systems, Inc. 144A company guaranty sr. notes 6.00%, 1/15/29	10,000	7,400
CHS/Community Health Systems, Inc. 144A company guaranty sr. notes 5.625%, 3/15/27	40,000	30,900
CHS/Community Health Systems, Inc. 144A company guaranty sr. unsec. sub. notes 6.875%, 4/1/28	75,000	34,313
CHS/Community Health Systems, Inc. 144A jr. notes 6.875%, 4/15/29	145,000	70,040
CHS/Community Health Systems, Inc. 144A sr. notes 5.25%, 5/15/30	45,000	31,331
Cigna Corp. company guaranty sr. unsec. unsub. notes 3.75%, 7/15/23	391,000	388,120
CVS Health Corp. sr. unsec. unsub. notes 4.78%, 3/25/38	998,000	874,949
CVS Pass-Through Trust 144A sr. mtge. notes 4.704%, 1/10/36	195,059	177,649
DH Europe Finance II SARL company guaranty sr. unsec. bonds 3.40%, 11/15/49 (Luxembourg)	265,000	189,993
Elanco Animal Health, Inc. sr. unsec. notes Ser. WI, 6.40%, 8/28/28	115,000	101,521
HCA, Inc. company guaranty sr. notes 4.50%, 2/15/27	96,000	89,617
HCA, Inc. company guaranty sr. notes 4.125%, 6/15/29	86,000	75,421
HCA, Inc. company guaranty sr. unsec. notes 5.375%, 9/1/26	105,000	101,724
HCA, Inc. company guaranty sr. unsec. notes 3.50%, 9/1/30	50,000	41,286
Jazz Securities DAC 144A company guaranty sr. unsub. notes 4.375%, 1/15/29 (Ireland)	200,000	172,750
Mallinckrodt International Finance SA/Mallinckrodt CB, LLC 144A company guaranty unsub. notes 10.00%, 4/15/25 (Luxembourg)	107,000	64,200
Merck & Co., Inc. sr. unsec. notes 2.90%, 3/7/24	28,000	27,365
Merck & Co., Inc. sr. unsec. unsub. notes 3.70%, 2/10/45	685,000	537,570
Merck & Co., Inc. sr. unsec. unsub. notes 2.75%, 2/10/25	172,000	164,891
Minerva Merger Sub, Inc. 144A sr. unsec. notes 6.50%, 2/15/30	140,000	110,680
Mozart Debt Merger Sub, Inc. 144A sr. notes 3.875%, 4/1/29	40,000	32,068
Mozart Debt Merger Sub, Inc. 144A sr. unsec. notes 5.25%, 10/1/29	90,000	67,950
Novartis Capital Corp. company guaranty sr. unsec. unsub. bonds 4.00%, 11/20/45	1,130,000	953,969
Option Care Health, Inc. 144A company guaranty sr. unsec. notes 4.375%, 10/31/29	35,000	29,575
Owens & Minor, Inc. 144A company guaranty sr. unsec. notes 6.625%, 4/1/30	35,000	30,800
Owens & Minor, Inc. 144A sr. unsec. notes 4.50%, 3/31/29	120,000	94,215
Pfizer, Inc. sr. unsec. unsub. notes 3.00%, 12/15/26	530,000	498,076
Roche Holdings, Inc. 144A company guaranty sr. unsec. bonds 4.00%, 11/28/44 (Switzerland)	955,000	809,850
Service Corp. International sr. unsec. bonds 5.125%, 6/1/29	135,000	122,685
Service Corp. International sr. unsec. notes 4.625%, 12/15/27	123,000	111,315
Service Corp. International sr. unsec. notes 3.375%, 8/15/30	95,000	74,299
Service Corp. International sr. unsec. sub. notes 4.00%, 5/15/31	55,000	44,230

66 Dynamic Asset Allocation Conservative Fund

CORPORATE BONDS AND NOTES (22.5%)* cont.	Principal amount	Value
Health care cont.
Tenet Healthcare Corp. company guaranty sr. notes 4.625%, 7/15/24	$25,000	$24,175
Tenet Healthcare Corp. 144A company guaranty sr. notes 5.125%, 11/1/27	190,000	170,485
Tenet Healthcare Corp. 144A company guaranty sr. notes 4.875%, 1/1/26	740,000	687,659
Tenet Healthcare Corp. 144A company guaranty sr. notes 4.25%, 6/1/29	75,000	62,119
Tenet Healthcare Corp. 144A company guaranty sr. unsub. notes 6.125%, 6/15/30	120,000	109,920
Teva Pharmaceutical Finance Netherlands III BV company guaranty sr. unsec. unsub. notes 5.125%, 5/9/29 (Israel)	215,000	177,366
UnitedHealth Group, Inc. sr. unsec. unsub. notes 3.95%, 10/15/42	540,000	437,654
UnitedHealth Group, Inc. sr. unsec. unsub. notes 3.85%, 6/15/28	1,455,000	1,367,552
UnitedHealth Group, Inc. sr. unsec. unsub. notes 2.75%, 2/15/23	535,000	532,301
Viatris, Inc. company guaranty sr. unsec. notes 2.30%, 6/22/27	459,000	374,769
Zoetis, Inc. sr. unsec. notes 3.90%, 8/20/28	540,000	499,985
Zoetis, Inc. sr. unsec. sub. notes 3.00%, 9/12/27	130,000	116,873
		15,072,692
Technology (1.7%)
Alphabet, Inc. sr. unsec. bonds 2.25%, 8/15/60	520,000	292,341
Alphabet, Inc. sr. unsec. notes 1.998%, 8/15/26	505,000	460,872
Apple, Inc. sr. unsec. bonds 4.25%, 2/9/47	1,420,000	1,258,015
Apple, Inc. sr. unsec. bonds 2.80%, 2/8/61	310,000	192,988
Apple, Inc. sr. unsec. notes 2.85%, 5/11/24	175,000	170,687
Apple, Inc. sr. unsec. unsub. notes 4.375%, 5/13/45	350,000	314,045
Apple, Inc. sr. unsec. unsub. notes 3.85%, 5/4/43	453,000	379,398
Arches Buyer, Inc. 144A sr. notes 4.25%, 6/1/28	275,000	214,500
Arches Buyer, Inc. 144A sr. unsec. notes 6.125%, 12/1/28	55,000	42,606
Boxer Parent Co., Inc. 144A company guaranty sr. notes 7.125%, 10/2/25	30,000	29,402
Broadcom Corp./Broadcom Cayman Finance, Ltd. company guaranty sr. unsec. unsub. notes 3.875%, 1/15/27	468,000	430,503
Broadcom Corp./Broadcom Cayman Finance, Ltd. company guaranty sr. unsec. unsub. notes 3.50%, 1/15/28	1,645,000	1,456,478
Broadcom, Inc. 144A sr. unsec. bonds 3.187%, 11/15/36	85,000	58,135
Central Parent, Inc./CDK Global, Inc. 144A company guaranty sr. notes 7.25%, 6/15/29	70,000	66,549
Clarivate Science Holdings Corp. 144A sr. unsec. notes 4.875%, 7/1/29	115,000	90,045
CommScope Finance, LLC 144A sr. notes 6.00%, 3/1/26	45,000	41,432
CommScope Technologies, LLC 144A company guaranty sr. unsec. notes 6.00%, 6/15/25	40,000	35,538
CommScope, Inc. 144A company guaranty sr. unsec. notes 8.25%, 3/1/27	75,000	61,969
Crowdstrike Holdings, Inc. company guaranty sr. unsec. notes 3.00%, 2/15/29	165,000	138,600
Google, LLC sr. unsec. notes 3.375%, 2/25/24	540,000	533,105
Imola Merger Corp. 144A sr. notes 4.75%, 5/15/29	185,000	156,075
Meta Platforms, Inc. 144A sr. unsec. unsub. bonds 4.45%, 8/15/52	334,000	272,571

Dynamic Asset Allocation Conservative Fund 67

CORPORATE BONDS AND NOTES (22.5%)* cont.	Principal amount	Value
Technology cont.
Meta Platforms, Inc. 144A sr. unsec. unsub. notes 3.50%, 8/15/27	$184,000	$172,061
Microchip Technology, Inc. company guaranty sr. notes 4.333%, 6/1/23	270,000	268,691
Microsoft Corp. sr. unsec. unsub. bonds 2.921%, 3/17/52	1,170,000	825,196
Microsoft Corp. sr. unsec. unsub. bonds 2.40%, 8/8/26	1,800,000	1,666,231
Microsoft Corp. sr. unsec. unsub. notes 3.30%, 2/6/27	65,000	61,940
NortonLifeLock, Inc. 144A company guaranty sr. unsec. unsub. notes 6.75%, 9/30/27	50,000	48,250
Oracle Corp. sr. unsec. bonds 3.65%, 3/25/41	510,000	346,506
Oracle Corp. sr. unsec. unsub. bonds 4.00%, 11/15/47	1,105,000	740,405
Oracle Corp. sr. unsec. unsub. notes 5.375%, 7/15/40	310,000	258,349
Oracle Corp. sr. unsec. unsub. notes 2.50%, 10/15/22	832,000	831,454
Picard Midco, Inc. 144A sr. notes. 6.50%, 3/31/29	135,000	114,035
Rocket Software, Inc. 144A sr. unsec. notes 6.50%, 2/15/29	140,000	103,600
salesforce.com, Inc. sr. unsec. bonds 3.05%, 7/15/61	490,000	305,762
salesforce.com, Inc. sr. unsec. bonds 2.90%, 7/15/51	490,000	323,664
Sensata Technologies, Inc. 144A company guaranty sr. unsec. notes 3.75%, 2/15/31	385,000	303,266
ServiceNow, Inc. sr. unsec. notes 1.40%, 9/1/30	545,000	401,262
TTM Technologies, Inc. 144A company guaranty sr. unsec. notes 4.00%, 3/1/29	125,000	99,531
Twilio, Inc. company guaranty sr. unsec. notes 3.875%, 3/15/31	55,000	43,173
Twilio, Inc. company guaranty sr. unsec. notes 3.625%, 3/15/29	105,000	84,788
Workday, Inc. sr. unsec. notes 3.70%, 4/1/29	145,000	130,094
ZoomInfo Technologies, LLC/ZoomInfo Finance Corp. 144A company guaranty sr. unsec. notes 3.875%, 2/1/29	295,000	240,702
		14,064,814
Transportation (0.3%)
American Airlines, Inc./AAdvantage Loyalty IP, Ltd. 144A company guaranty sr. notes 5.75%, 4/20/29	105,000	91,613
American Airlines, Inc./AAdvantage Loyalty IP, Ltd. 144A company guaranty sr. notes 5.50%, 4/20/26	105,000	98,613
Canadian Pacific Railway Co. company guaranty sr. unsec. unsub. notes 1.75%, 12/2/26 (Canada)	950,000	831,845
CSX Corp. sr. unsec. unsub. notes 4.10%, 3/15/44	370,000	297,223
Delta Air Lines, Inc./SkyMiles IP, Ltd. 144A company guaranty sr. notes 4.75%, 10/20/28	155,000	144,360
Penske Truck Leasing Co. LP/PTL Finance Corp. 144A sr. unsec. bonds 3.40%, 11/15/26	210,000	190,112
Penske Truck Leasing Co. LP/PTL Finance Corp. 144A sr. unsec. notes 4.40%, 7/1/27	160,000	150,144
Penske Truck Leasing Co. LP/PTL Finance Corp. 144A sr. unsec. notes 3.90%, 2/1/24	315,000	307,079
United Airlines, Inc. 144A company guaranty sr. notes 4.625%, 4/15/29	40,000	33,098
United Airlines, Inc. 144A company guaranty sr. notes 4.375%, 4/15/26	40,000	35,700
Watco Cos., LLC/Watco Finance Corp. 144A sr. unsec. notes 6.50%, 6/15/27	230,000	209,336
		2,389,123

68 Dynamic Asset Allocation Conservative Fund

CORPORATE BONDS AND NOTES (22.5%)* cont.	Principal amount	Value
Utilities and power (1.3%)
AES Corp. (The) sr. unsec. notes 1.375%, 1/15/26	$180,000	$155,054
AES Corp. (The) sr. unsec. unsub. notes 2.45%, 1/15/31	405,000	309,828
American Electric Power Co., Inc. sr. unsec. unsub. notes Ser. J, 4.30%, 12/1/28	575,000	537,208
American Transmission Systems, Inc. 144A sr. unsec. bonds 2.65%, 1/15/32	140,000	109,904
Boardwalk Pipelines LP company guaranty sr. unsec. notes 3.60%, 9/1/32	88,000	69,585
Buckeye Partners LP sr. unsec. bonds 5.85%, 11/15/43	45,000	33,334
Buckeye Partners LP sr. unsec. notes 3.95%, 12/1/26	25,000	21,805
Buckeye Partners LP 144A sr. unsec. notes 4.50%, 3/1/28	40,000	34,000
Calpine Corp. 144A company guaranty sr. notes 5.25%, 6/1/26	20,000	18,853
Calpine Corp. 144A company guaranty sr. notes 4.50%, 2/15/28	150,000	132,149
Calpine Corp. 144A sr. unsec. notes 5.00%, 2/1/31	20,000	15,891
Calpine Corp. 144A sr. unsec. notes 4.625%, 2/1/29	10,000	8,149
Commonwealth Edison Co. 1st mtge. bonds 5.90%, 3/15/36	208,000	213,271
Consolidated Edison Co. of New York, Inc. sr. unsec. unsub. notes 4.20%, 3/15/42	205,000	161,812
Duke Energy Corp. sr. unsec. bonds 4.20%, 6/15/49	570,000	431,012
Duke Energy Corp. sr. unsec. notes 3.15%, 8/15/27	775,000	701,223
Duke Energy Indiana LLC sr. bonds 6.45%, 4/1/39	255,000	265,647
Duke Energy Ohio, Inc. sr. bonds 3.65%, 2/1/29	585,000	534,561
Duke Energy Progress, LLC sr. notes 3.375%, 9/1/23	164,000	161,981
Enbridge, Inc. company guaranty sr. unsec. unsub. bonds 4.50%, 6/10/44 (Canada)	495,000	394,781
Enbridge, Inc. sr. unsec. unsub. bonds 4.25%, 12/1/26 (Canada)	395,000	376,023
Energy Transfer LP company guaranty sr. unsec. bonds 3.75%, 5/15/30	1,080,000	914,503
Energy Transfer LP company guaranty sr. unsec. notes 5.50%, 6/1/27	68,000	66,239
Energy Transfer LP company guaranty sr. unsec. notes 2.90%, 5/15/25	78,000	72,704
Energy Transfer LP jr. unsec. sub. FRN 6.625%, perpetual maturity	935,000	682,549
Enterprise Products Operating, LLC company guaranty sr. unsec. notes 2.80%, 1/31/30	286,000	238,836
Enterprise Products Operating, LLC company guaranty sr. unsec. unsub. bonds 4.25%, 2/15/48	1,310,000	1,006,867
IPALCO Enterprises, Inc. sr. notes 4.25%, 5/1/30	125,000	108,448
IPALCO Enterprises, Inc. sr. sub. notes 3.70%, 9/1/24	68,000	65,226
Kinder Morgan Energy Partners LP company guaranty sr. unsec. unsub. notes 3.45%, 2/15/23	210,000	209,020
NRG Energy, Inc. company guaranty sr. unsec. notes 6.625%, 1/15/27	6,000	5,876
NRG Energy, Inc. 144A company guaranty sr. bonds 4.45%, 6/15/29	65,000	56,381
NRG Energy, Inc. 144A company guaranty sr. notes 3.75%, 6/15/24	249,000	239,708
NRG Energy, Inc. 144A company guaranty sr. unsec. bonds 3.875%, 2/15/32	410,000	319,818
NRG Energy, Inc. 144A sr. unsec. bonds 5.25%, 6/15/29	50,000	43,750
NSTAR Electric Co. sr. unsec. unsub. notes 2.375%, 10/15/22 (Canada)	350,000	349,745

Dynamic Asset Allocation Conservative Fund 69

CORPORATE BONDS AND NOTES (22.5%)* cont.	Principal amount	Value
Utilities and power cont.
Oncor Electric Delivery Co., LLC sr. notes 5.30%, 6/1/42	$110,000	$106,200
Oncor Electric Delivery Co., LLC sr. notes 3.75%, 4/1/45	560,000	437,131
Pacific Gas and Electric Co. company guaranty sr. unsec. unsub. notes 2.95%, 3/1/26	50,000	44,110
Pacific Gas and Electric Co. notes 2.10%, 8/1/27	85,000	68,711
Public Service Electric & Gas Co. sr. notes Ser. MTN, 5.50%, 3/1/40	215,000	210,892
Vistra Corp. 144A jr. unsec. sub. FRN 7.00%, perpetual maturity	45,000	39,285
Vistra Operations Co., LLC 144A company guaranty sr. notes 4.30%, 7/15/29	311,000	265,000
Vistra Operations Co., LLC 144A company guaranty sr. notes 3.55%, 7/15/24	275,000	262,029
Vistra Operations Co., LLC 144A company guaranty sr. unsec. notes 5.50%, 9/1/26	125,000	115,938
Vistra Operations Co., LLC 144A company guaranty sr. unsec. sub. notes 5.00%, 7/31/27	65,000	58,711
		10,673,748
Total corporate bonds and notes (cost $214,405,089)		$183,730,995

MORTGAGE-BACKED SECURITIES (7.3%)*	Principal amount	Value
Agency collateralized mortgage obligations (2.4%)
Federal Home Loan Mortgage Corporation
REMICs IFB Ser. 3408, Class EK, ((-4.024 x ICE LIBOR USD 1 Month) + 25.79%), 14.455%, 4/15/37	$34,376	$53,627
REMICs IFB Ser. 3065, Class DC, ((-3 x ICE LIBOR USD 1 Month) + 19.86%), 11.407%, 3/15/35	64,378	81,760
REMICs IFB Ser. 2990, Class LB, ((-2.556 x ICE LIBOR USD 1 Month) + 16.95%), 9.744%, 6/15/34	15,606	16,854
REMICs Ser. 5079, Class BI, IO, 5.50%, 2/25/51	2,311,481	509,742
REMICs Ser. 5170, Class CI, IO, 5.50%, 5/25/44	2,411,069	476,090
REMICs Ser. 5117, Class CI, IO, 5.00%, 6/25/51	5,682,884	1,008,257
REMICs Ser. 5024, Class HI, IO, 4.50%, 10/25/50	3,083,640	657,103
REMICs Ser. 5138, Class YI, IO, 4.50%, 12/25/49	3,775,761	849,451
REMICs Ser. 5162, Class HI, IO, 4.00%, 11/25/51	4,007,126	727,722
REMICs Ser. 5134, Class IB, IO, 4.00%, 8/25/51	3,297,965	636,903
REMICs Ser. 5119, Class IC, IO, 4.00%, 6/25/51	5,420,572	1,057,012
REMICs Ser. 5121, Class KI, IO, 4.00%, 6/25/51	3,055,274	653,321
REMICs Ser. 5080, Class DI, IO, 4.00%, 3/25/51	5,540,670	1,076,193
REMICs Ser. 5036, Class IK, IO, 4.00%, 4/25/50	3,011,518	572,791
REMICs Ser. 5152, Class IE, IO, 3.50%, 10/25/51	4,442,113	775,453
REMICs Ser. 5142, Class AI, IO, 3.50%, 9/25/51	3,127,980	548,563
REMICs Ser. 5010, Class IA, IO, 3.50%, 9/25/50	2,213,115	382,610
REMICs IFB Ser. 4326, Class GS, IO, ((-1 x ICE LIBOR USD 1 Month) + 6.05%), 3.232%, 4/15/44	3,564,262	353,323
REMICs Ser. 5167, IO, 3.00%, 11/25/51	4,135,371	640,983
REMICs Ser. 5127, Class AI, IO, 3.00%, 6/25/51	5,175,313	846,219
REMICs Ser. 5094, Class AI, IO, 3.00%, 4/25/41	5,690,386	754,699
REMICs Ser. 3391, PO, zero %, 4/15/37	2,925	2,574

70 Dynamic Asset Allocation Conservative Fund

MORTGAGE-BACKED SECURITIES (7.3%)* cont.	Principal amount	Value
Agency collateralized mortgage obligations cont.
Federal National Mortgage Association
REMICs IFB Ser. 06-62, Class PS, ((-6 x ICE LIBOR USD 1 Month) + 39.90%), 21.396%, 7/25/36	$10,296	$19,047
REMICs IFB Ser. 06-8, Class HP, ((-3.667 x ICE LIBOR USD 1 Month) + 24.57%), 13.259%, 3/25/36	38,333	38,826
REMICs IFB Ser. 05-106, Class JC, ((-3.101 x ICE LIBOR USD 1 Month) + 20.12%), 10.561%, 12/25/35	19,142	25,841
REMICs Ser. 21-67, Class DI, IO, 4.00%, 10/25/51	4,899,608	1,053,358
REMICs Ser. 21-28, Class GI, IO, 4.00%, 5/25/51	3,379,649	702,894
REMICs Ser. 20-67, Class JI, IO, 4.00%, 9/25/50	3,633,433	694,508
REMICs Ser. 21-65, Class LI, IO, 3.50%, 10/25/51	2,489,859	426,289
REMICs IFB Ser. 17-69, Class SG, IO, ((-1 x ICE LIBOR USD 1 Month) + 6.15%), 3.066%, 9/25/47	3,013,909	356,844
REMICs IFB Ser. 19-43, Class SC, IO, ((-1 x ICE LIBOR USD 1 Month) + 6.10%), 3.016%, 8/25/49	2,487,271	265,191
REMICs Ser. 20-96, Class JI, IO, 3.00%, 1/25/51	4,885,544	605,220
REMICs Ser. 21-28, Class NI, IO, 3.00%, 5/25/41	4,800,489	552,056
REMICs Ser. 21-45, Class MI, IO, 2.50%, 2/25/49	4,095,900	553,897
REMICs Ser. 07-14, Class KO, PO, zero %, 3/25/37	7,971	7,174
REMICs Ser. 06-125, Class OX, PO, zero %, 1/25/37	657	585
REMICs Ser. 06-84, Class OT, PO, zero %, 9/25/36	1,002	881
Government National Mortgage Association
Ser. 10-9, Class UI, IO, 5.00%, 1/20/40	99,200	21,173
Ser. 10-9, Class QI, IO, 4.50%, 1/20/40	19,527	3,710
Ser. 14-116, Class IL, IO, 4.00%, 8/20/44	867,671	116,925
Ser. 13-14, IO, 3.50%, 12/20/42	171,914	19,273
Ser. 21-117, Class MI, IO, 3.50%, 5/20/42	4,600,367	694,563
Ser. 20-138, Class AI, IO, 3.00%, 9/20/50	2,309,450	352,521
FRB Ser. 16-H16, Class LI, IO, 2.35%, 7/20/66 W	8,180,815	308,368
Ser. 16-H16, Class EI, IO, 1.667%, 6/20/66 W	1,962,779	92,447
Ser. 15-H26, Class EI, IO, 1.575%, 10/20/65 W	1,006,696	45,704
Ser. 15-H25, Class BI, IO, 0.592%, 10/20/65 W	1,674,706	64,811
		19,703,356
Commercial mortgage-backed securities (2.5%)
Arbor Multifamily Mortgage Securities Trust 144A FRB Ser. 20-MF1, Class XA, IO, 1.084%, 5/15/53 W	3,177,794	166,106
AREIT CRE Trust 144A FRB Ser. 21-CRE5, Class A, 4.073%, 11/17/38 (Cayman Islands)	328,680	319,214
AREIT Trust 144A FRB Ser. 20-CRE4, Class C, 5.507%, 4/15/37	335,000	337,050
AREIT, LLC 144A FRB Ser. 22-CRE7, Class A, 5.26%, 6/17/39	270,000	266,876
BANK
FRB Ser. 17-BNK8, Class B, 4.056%, 11/15/50 W	275,000	245,287
FRB Ser. 19-BN20, Class XA, IO, 0.938%, 9/15/62 W	3,795,209	161,739
Barclays Commercial Mortgage Trust
Ser. 19-C3, Class C, 4.178%, 5/15/52	395,000	339,147
FRB Ser. 19-C4, Class XA, IO, 1.703%, 8/15/52 W	2,792,437	207,308
Benchmark Mortgage Trust Ser. 19-B11, Class AS, 3.784%, 5/15/52	181,000	158,839
BXMT, Ltd. 144A FRB Ser. 21-FL4, Class A, 3.868%, 5/15/38 (Cayman Islands)	399,000	391,027

Dynamic Asset Allocation Conservative Fund 71

MORTGAGE-BACKED SECURITIES (7.3%)* cont.	Principal amount	Value
Commercial mortgage-backed securities cont.
CFCRE Commercial Mortgage Trust FRB Ser. 17-C8, Class B, 4.199%, 6/15/50 W	$179,000	$166,769
CFCRE Commercial Mortgage Trust 144A
FRB Ser. 11-C2, Class D, 5.249%, 12/15/47 W	71,648	72,388
FRB Ser. 11-C2, Class E, 5.249%, 12/15/47 W	411,000	347,285
Citigroup Commercial Mortgage Trust Ser. 14-GC21, Class AS, 4.026%, 5/10/47	225,000	218,822
Citigroup Commercial Mortgage Trust 144A
FRB Ser. 14-GC19, Class D, 5.258%, 3/10/47 W	277,000	267,659
FRB Ser. 06-C5, Class XC, IO, 0.557%, 10/15/49 W	2,964,297	26
COMM Mortgage Trust
FRB Ser. 13-CR13, Class C, 5.04%, 11/10/46 W	577,000	551,461
FRB Ser. 14-CR17, Class C, 4.943%, 5/10/47 W	217,000	203,890
FRB Ser. 14-CR18, Class C, 4.905%, 7/15/47 W	246,000	229,983
Ser. 13-CR11, Class AM, 4.715%, 8/10/50 W	233,000	231,416
Ser. 14-LC15, Class B, 4.599%, 4/10/47 W	190,000	182,771
FRB Ser. 15-LC21, Class B, 4.476%, 7/10/48 W	289,000	275,570
FRB Ser. 15-LC19, Class C, 4.356%, 2/10/48 W	433,000	401,963
FRB Ser. 14-UBS4, Class XA, IO, 1.246%, 8/10/47 W	4,366,816	60,401
FRB Ser. 14-CR18, Class XA, IO, 1.146%, 7/15/47 W	1,096,865	14,292
FRB Ser. 13-LC13, Class XA, IO, 1.139%, 8/10/46 W	3,564,640	20,241
FRB Ser. 14-CR17, Class XA, IO, 1.112%, 5/10/47 W	2,327,978	25,419
FRB Ser. 14-UBS6, Class XA, IO, 0.999%, 12/10/47 W	3,746,550	51,732
FRB Ser. 14-CR14, Class XA, IO, 0.66%, 2/10/47 W	11,282,753	58,623
COMM Mortgage Trust 144A
FRB Ser. 10-C1, Class D, 5.985%, 7/10/46 W	569,889	521,728
FRB Ser. 13-CR13, Class D, 5.04%, 11/10/46 W	299,000	269,394
FRB Ser. 13-CR9, Class D, 4.433%, 7/10/45 W	215,000	180,270
CSAIL Commercial Mortgage Trust
FRB Ser. 15-C1, Class C, 4.401%, 4/15/50 W	708,000	618,939
Ser. 16-C7, Class AS, 3.958%, 11/15/49 W	255,000	234,534
Ser. 15-C2, Class AS, 3.849%, 6/15/57 W	264,000	245,927
Ser. 19-C17, Class AS, 3.278%, 9/15/52	435,000	365,165
FRB Ser. 20-C19, Class XA, IO, 1.23%, 3/15/53 W	5,741,670	357,649
DBUBS Mortgage Trust 144A FRB Ser. 11-LC3A, Class D, 5.541%, 8/10/44 W	618,677	565,471
Federal Home Loan Mortgage Corporation Multifamily Structured Pass-Through Certificates FRB Ser. K740, Class X1, IO, 0.843%, 9/25/27 W	4,656,948	141,366
GS Mortgage Securities Corp., II FRB Ser. 13-GC10, Class XA, IO, 1.595%, 2/10/46 W	4,492,790	4,806
GS Mortgage Securities Trust FRB Ser. 14-GC22, Class C, 4.843%, 6/10/47 W	715,000	679,602
GS Mortgage Securities Trust 144A
FRB Ser. 10-C1, Class D, 6.566%, 8/10/43 W	435,000	323,434
FRB Ser. 13-GC14, Class B, 4.877%, 8/10/46 W	219,000	215,526
Ser. 12-GCJ9, Class C, 4.448%, 11/10/45 W	373,000	368,312
JPMBB Commercial Mortgage Securities Trust
FRB Ser. 14-C19, Class C, 4.807%, 4/15/47 W	84,000	79,833
FRB Ser. 14-C22, Class C, 4.699%, 9/15/47 W	204,000	185,868

72 Dynamic Asset Allocation Conservative Fund

MORTGAGE-BACKED SECURITIES (7.3%)* cont.	Principal amount	Value
Commercial mortgage-backed securities cont.
JPMBB Commercial Mortgage Securities Trust
FRB Ser. 13-C12, Class B, 4.231%, 7/15/45 W	$235,000	$231,173
FRB Ser. 13-C12, Class C, 4.231%, 7/15/45 W	378,000	367,738
FRB Ser. 14-C25, Class XA, IO, 0.958%, 11/15/47 W	2,996,009	40,159
FRB Ser. 14-C19, Class XA, IO, 0.785%, 4/15/47 W	3,403,901	21,754
JPMorgan Chase Commercial Mortgage Securities Trust
FRB Ser. 13-C16, Class C, 5.17%, 12/15/46 W	262,000	254,673
Ser. 14-C20, Class AS, 4.043%, 7/15/47	320,000	309,201
FRB Ser. 13-LC11, Class XA, IO, 1.354%, 4/15/46 W	2,590,161	7,941
JPMorgan Chase Commercial Mortgage Securities Trust 144A FRB Ser. 12-C6, Class E, 5.129%, 5/15/45 W	253,000	225,094
Mezz Cap Commercial Mortgage Trust 144A FRB Ser. 07-C5, Class X, IO, 7.004%, 12/15/49 W	10,238	—
MF1 Multifamily Housing Mortgage Loan Trust 144A FRB Ser. 22-FL9, Class A, (CME Term SOFR 1 Month + 2.15%), 5.174%, 6/19/37	452,000	450,841
Morgan Stanley Bank of America Merrill Lynch Trust
FRB Ser. 14-C14, Class C, 5.211%, 2/15/47 W	313,000	307,282
FRB Ser. 14-C17, Class C, 4.638%, 8/15/47 W	322,000	301,198
Ser. 14-C15, Class B, 4.565%, 4/15/47 W	215,000	208,607
FRB Ser. 15-C24, Class B, 4.476%, 5/15/48 W	193,000	182,963
Ser. 13-C8, Class B, 3.779%, 12/15/48 W	294,000	291,051
FRB Ser. 14-C17, Class XA, IO, 1.185%, 8/15/47 W	2,372,189	26,727
Morgan Stanley Bank of America Merrill Lynch Trust 144A
FRB Ser. 12-C5, Class E, 4.791%, 8/15/45 W	414,000	410,889
FRB Ser. 12-C6, Class D, 4.694%, 11/15/45 W	265,000	243,800
Morgan Stanley Capital I Trust Ser. 16-UB12, Class AS, 3.778%, 12/15/49 W	193,000	169,355
Morgan Stanley Capital I Trust 144A FRB Ser. 11-C3, Class D, 5.253%, 7/15/49 W	206,000	206,185
PFP, Ltd. 144A REMICs FRB Ser. 21-8, Class AS, 4.189%, 8/9/37 (Cayman Islands)	276,000	263,629
TIAA Real Estate CDO, Ltd. 144A Ser. 03-1A, Class E, 8.00%, 12/28/38 (In default) †	357,873	4
UBS Commercial Mortgage Trust
FRB Ser. 17-C7, Class XA, IO, 1.157%, 12/15/50 W	2,974,891	108,614
FRB Ser. 18-C8, Class XA, IO, 1.004%, 2/15/51 W	3,561,827	116,914
UBS-Barclays Commercial Mortgage Trust 144A
FRB Ser. 12-C2, Class D, 4.87%, 5/10/63 W	319,000	152,642
FRB Ser. 12-C4, Class XA, IO, 1.545%, 12/10/45 W	45,225	1
FRB Ser. 12-C2, Class XA, IO, 0.803%, 5/10/63 W	2,174,539	37
VMC Finance, LLC 144A FRB Ser. 21-FL4, Class A, 4.093%, 6/16/36	97,919	94,736
Wells Fargo Commercial Mortgage Trust
FRB Ser. 13-LC12, Class AS, 4.432%, 7/15/46 W	251,000	245,123
FRB Ser. 13-LC12, Class C, 4.432%, 7/15/46 W	409,000	374,576
Ser. 16-BNK1, Class AS, 2.814%, 8/15/49	216,000	190,957
FRB Ser. 19-C52, Class XA, IO, 1.751%, 8/15/52 W	2,379,859	180,446
FRB Ser. 14-LC16, Class XA, IO, 1.244%, 8/15/50 W	3,963,940	51,572
FRB Ser. 16-LC25, Class XA, IO, 0.975%, 12/15/59 W	4,156,425	113,986

Dynamic Asset Allocation Conservative Fund 73

MORTGAGE-BACKED SECURITIES (7.3%)* cont.	Principal amount	Value
Commercial mortgage-backed securities cont.
Wells Fargo Commercial Mortgage Trust 144A FRB Ser. 13-LC12, Class D, 4.432%, 7/15/46 W	$401,000	$158,213
WF-RBS Commercial Mortgage Trust
Ser. 13-C18, Class AS, 4.387%, 12/15/46 W	629,000	618,911
FRB Ser. 13-C11, Class C, 4.309%, 3/15/45 W	628,000	622,102
Ser. 13-C11, Class AS, 3.311%, 3/15/45	290,000	287,968
Ser. 12-C10, Class AS, 3.241%, 12/15/45	222,000	220,959
WF-RBS Commercial Mortgage Trust 144A
FRB Ser. 11-C3, Class D, 5.42%, 3/15/44 W	524,141	254,838
Ser. 11-C4, Class E, 4.987%, 6/15/44 W	123,000	92,374
FRB Ser. 12-C9, Class D, 4.978%, 11/15/45 W	291,000	288,929
FRB Ser. 13-C15, Class D, 4.671%, 8/15/46 W	153,000	92,179
FRB Ser. 12-C10, Class XA, IO, 1.569%, 12/15/45 W	903,134	968
FRB Ser. 12-C9, Class XB, IO, 0.882%, 11/15/45 W	6,129,972	50
		20,118,487
Residential mortgage-backed securities (non-agency) (2.4%)
American Home Mortgage Investment Trust FRB Ser. 07-1, Class GA1C, (ICE LIBOR USD 1 Month + 0.19%), 3.274%, 5/25/47	455,855	269,699
Arroyo Mortgage Trust 144A
Ser. 19-1, Class A3, 4.097%, 1/25/49 W	50,790	47,689
Ser. 19-3, Class A3, 3.416%, 10/25/48 W	77,179	71,508
Banc of America Funding Trust FRB Ser. 05-B, Class 3M1, (ICE LIBOR USD 1 Month + 0.68%), 3.668%, 4/20/35	50,392	49,441
BankUnited Trust FRB Ser. 05-1, Class 1A1, (ICE LIBOR USD 1 Month + 0.60%), 3.684%, 9/25/45	67,367	63,058
Bear Stearns Asset Backed Securities I Trust FRB Ser. 05-HE8, Class M3, (ICE LIBOR USD 1 Month + 1.95%), 5.034%, 8/25/35	137,935	132,786
Bellemeade Re, Ltd. 144A FRB Ser. 19-4A, Class M1C, (ICE LIBOR USD 1 Month + 2.50%), 5.584%, 10/25/29 (Bermuda)	471,000	468,394
BRAVO Residential Funding Trust 144A
FRB Ser. 21-HE3, Class A2, (US 30 Day Average SOFR + 1.00%), 3.281%, 8/25/69	307,959	296,467
Ser. 21-C, Class A1, 1.62%, 3/1/61	263,527	235,324
Bunker Hill Loan Depositary Trust 144A Ser. 20-1, Class A2, 2.60%, 2/25/55 W	250,000	223,533
Cascade Funding Mortgage Trust, LLC 144A Ser. 21-HB7, Class M2, 2.679%, 10/27/31 W	601,000	567,949
Citigroup Mortgage Loan Trust, Inc. FRB Ser. 05-2, Class 1A2A, 2.955%, 5/25/35 W	117,968	115,038
COLT Mortgage Loan Trust 144A Ser. 20-2, Class A1, 1.853%, 3/25/65 W	8,110	7,946
Countrywide Alternative Loan Trust
FRB Ser. 05-59, Class 1A1, (ICE LIBOR USD 1 Month + 0.66%), 3.674%, 11/20/35	246,539	217,712
FRB Ser. 05-65CB, Class 2A1, (ICE LIBOR USD 1 Month + 0.43%), 3.509%, 12/25/35	341,530	240,627
FRB Ser. 06-OA10, Class 4A1, (ICE LIBOR USD 1 Month + 0.38%), 3.464%, 8/25/46	385,607	319,199

74 Dynamic Asset Allocation Conservative Fund

MORTGAGE-BACKED SECURITIES (7.3%)* cont.	Principal amount	Value
Residential mortgage-backed securities (non-agency) cont.
Countrywide Alternative Loan Trust
FRB Ser. 06-OA19, Class A1, (ICE LIBOR USD 1 Month + 0.18%), 3.173%, 2/20/47	$231,206	$177,597
FRB Ser. 06-OA7, Class 1A2, (Federal Reserve US 12 Month Cumulative Avg 1 yr CMT + 0.94%), 2.044%, 6/25/46	248,255	215,216
CSMC Trust 144A
Ser. 21-RPL7, Class A1, 1.926%, 7/27/61 W	168,486	157,535
Ser. 21-RPL4, Class A1, 1.796%, 12/27/60 W	162,748	152,983
Eagle Re, Ltd. 144A FRB Ser. 18-1, Class M1, (ICE LIBOR USD 1 Month + 1.70%), 4.784%, 11/25/28 (Bermuda)	189,271	186,094
Federal Home Loan Mortgage Corporation
Structured Agency Credit Risk Debt FRN Ser. 16-HQA1, Class M3, (ICE LIBOR USD 1 Month + 6.35%), 9.434%, 9/25/28	361,200	389,295
Structured Agency Credit Risk Debt FRN Ser. 16-DNA1, Class M3, (ICE LIBOR USD 1 Month + 5.55%), 8.634%, 7/25/28	420,883	444,519
Structured Agency Credit Risk Debt FRN Ser. 16-DNA3, Class M3, (ICE LIBOR USD 1 Month + 5.00%), 8.084%, 12/25/28	273,717	287,018
Structured Agency Credit Risk Debt FRN Ser. 15-DNA3, Class M3, (ICE LIBOR USD 1 Month + 4.70%), 7.784%, 4/25/28	102,823	106,806
Structured Agency Credit Risk Debt FRN Ser. 17-HQA1, Class M2, (ICE LIBOR USD 1 Month + 3.55%), 6.634%, 8/25/29	143,697	147,020
Federal Home Loan Mortgage Corporation 144A
Structured Agency Credit Risk Trust FRB Ser. 18-HRP2, Class M3, (ICE LIBOR USD 1 Month + 2.40%), 5.484%, 2/25/47	296,489	286,124
Structured Agency Credit Risk Debt FRN Ser. 22-DNA5, Class M1A, (US 30 Day Average SOFR + 2.95%), 5.231%, 6/25/42	46,773	46,761
Structured Agency Credit Risk Trust REMICs FRB Ser. 20-HQA1, Class M2, (ICE LIBOR USD 1 Month + 1.90%), 4.984%, 1/25/50	36,091	35,698
Structured Agency Credit Risk Debt FRN Ser. 22-HQA2, Class M1A, (US 30 Day Average SOFR + 2.65%), 4.931%, 7/25/42	200,783	198,900
Structured Agency Credit Risk Debt FRN Ser. 21-DNA2, Class M2, (US 30 Day Average SOFR + 2.30%), 4.581%, 8/25/33	440,000	426,264
Structured Agency Credit Risk Trust REMICs FRB Ser. 22-DNA1, Class M1B, (US 30 Day Average SOFR + 1.85%), 4.131%, 1/25/42	138,000	125,419
Structured Agency Credit Risk Trust FRB Ser. 18-HRP2, Class M3AS, (ICE LIBOR USD 1 Month + 1.00%), 4.084%, 2/25/47	1,177,071	1,153,362
Seasoned Credit Risk Transfer Trust FRB Ser. 17-2, Class 2, 4.00%, 8/25/56 W	175,423	170,640
Structured Agency Credit Risk Debt FRN Ser. 22-DNA2, Class M1A, (US 30 Day Average SOFR + 1.30%), 3.581%, 2/25/42	147,497	144,870
Structured Agency Credit Risk Trust REMICs FRB Ser. 21-HQA3, Class M1, (US 30 Day Average SOFR + 0.85%), 3.131%, 9/25/41	72,815	70,782
Federal National Mortgage Association
Connecticut Avenue Securities FRB Ser. 16-C01, Class 2M2, (ICE LIBOR USD 1 Month + 6.95%), 10.034%, 8/25/28	263,865	276,701
Connecticut Avenue Securities FRB Ser. 16-C01, Class 1M2, (ICE LIBOR USD 1 Month + 6.75%), 9.834%, 8/25/28	417,389	441,876
Connecticut Avenue Securities FRB Ser. 16-C02, Class 1M2, (ICE LIBOR USD 1 Month + 6.00%), 9.084%, 9/25/28	296,764	308,437
Connecticut Avenue Securities FRB Ser. 16-C03, Class 2M2, (ICE LIBOR USD 1 Month + 5.90%), 8.984%, 10/25/28	17,675	18,260

Dynamic Asset Allocation Conservative Fund 75

MORTGAGE-BACKED SECURITIES (7.3%)* cont.	Principal amount	Value
Residential mortgage-backed securities (non-agency) cont.
Federal National Mortgage Association
Connecticut Avenue Securities FRB Ser. 15-C04, Class 1M2, (ICE LIBOR USD 1 Month + 5.70%), 8.784%, 4/25/28	$568,477	$588,587
Connecticut Avenue Securities FRB Ser. 15-C04, Class 2M2, (ICE LIBOR USD 1 Month + 5.55%), 8.634%, 4/25/28	558,528	577,340
Connecticut Avenue Securities FRB Ser. 14-C04, Class 2M2, (ICE LIBOR USD 1 Month + 5.00%), 8.084%, 11/25/24	6,894	6,975
Connecticut Avenue Securities FRB Ser. 14-C04, Class 1M2, (ICE LIBOR USD 1 Month + 4.90%), 7.984%, 11/25/24	65,394	67,025
Connecticut Avenue Securities FRB Ser. 16-C05, Class 2M2, (ICE LIBOR USD 1 Month + 4.45%), 7.534%, 1/25/29	538,610	557,602
Connecticut Avenue Securities FRB Ser. 16-C07, Class 2M2, (ICE LIBOR USD 1 Month + 4.35%), 7.434%, 5/25/29	347,347	358,988
Connecticut Avenue Securities FRB Ser. 15-C01, Class 1M2, (ICE LIBOR USD 1 Month + 4.30%), 7.384%, 2/25/25	20,913	21,303
Connecticut Avenue Securities FRB Ser. 16-C06, Class 1M2, (ICE LIBOR USD 1 Month + 4.25%), 7.334%, 4/25/29	241,498	249,030
Connecticut Avenue Securities FRB Ser. 16-C04, Class 1M2, (ICE LIBOR USD 1 Month + 4.25%), 7.334%, 1/25/29	634,424	652,279
Connecticut Avenue Securities FRB Ser. 15-C02, Class 1M2, (ICE LIBOR USD 1 Month + 4.00%), 7.084%, 5/25/25	27,672	28,151
Connecticut Avenue Securities FRB Ser. 17-C02, Class 2M2C, (ICE LIBOR USD 1 Month + 3.65%), 6.734%, 9/25/29	27,000	27,378
Connecticut Avenue Securities FRB Ser. 17-C01, Class 1M2, (ICE LIBOR USD 1 Month + 3.55%), 6.634%, 7/25/29	494,219	503,087
Connecticut Avenue Securities FRB Ser. 14-C03, Class 2M2, (ICE LIBOR USD 1 Month + 2.90%), 5.984%, 7/25/24	44,391	44,801
Connecticut Avenue Securities FRB Ser. 17-C01, Class 1EB1, (ICE LIBOR USD 1 Month + 1.25%), 4.334%, 7/25/29	51,007	50,713
Connecticut Avenue Securities FRB Ser. 18-C05, Class 1ED1, (ICE LIBOR USD 1 Month + 0.65%), 3.734%, 1/25/31	41,282	40,583
Connecticut Avenue Securities FRB Ser. 17-C04, Class 2ED1, (ICE LIBOR USD 1 Month + 0.60%), 3.684%, 11/25/29	55,794	54,475
Federal National Mortgage Association 144A
Connecticut Avenue Securities Trust FRB Ser. 19-R01, Class 2M2, (ICE LIBOR USD 1 Month + 2.45%), 5.534%, 7/25/31	11,878	11,856
Connecticut Avenue Securities Trust FRB Ser. 22-R05, Class 2M2, (US 30 Day Average SOFR + 3.00%), 5.281%, 4/25/42	497,000	492,030
Connecticut Avenue Securities Trust FRB Ser. 19-HRP1, Class M2, (ICE LIBOR USD 1 Month + 2.15%), 5.234%, 11/25/39	117,946	114,781
Connecticut Avenue Securities Trust FRB Ser. 20-R01, Class 1M2, (ICE LIBOR USD 1 Month + 2.05%), 5.134%, 1/25/40	224,517	221,306
Connecticut Avenue Securities Trust FRB Ser. 22-R09, Class 2M1, (US 30 Day Average SOFR + 2.50%), 4.781%, 9/25/42	130,000	129,915
Connecticut Avenue Securities Trust FRB Ser. 22-R02, Class 2M1, (US 30 Day Average SOFR + 1.10%), 3.481%, 1/25/42	82,454	81,247
Connecticut Avenue Securities Trust FRB Ser. 22-R01, Class 1M1, (US 30 Day Average SOFR + 1.00%), 3.281%, 12/25/41	78,129	76,420
Connecticut Avenue Securities FRB Ser. 21-R02, Class 2M1, (US 30 Day Average SOFR + 0.90%), 3.181%, 11/25/41	51,387	50,230
Connecticut Avenue Securities Trust FRB Ser. 21-R01, Class 1M1, (US 30 Day Average SOFR + 0.75%), 3.031%, 10/25/41	29,014	28,796

76 Dynamic Asset Allocation Conservative Fund

MORTGAGE-BACKED SECURITIES (7.3%)* cont.	Principal amount	Value
Residential mortgage-backed securities (non-agency) cont.
Finance of America HECM Buyout 144A Ser. 22-HB2, Class A1A, 4.00%, 12/25/24 W	$294,263	$281,711
FWD Securitization Trust 144A Ser. 19-INV1, Class A3, 3.11%, 6/25/49 W	392,352	373,876
Home Partners of America Trust 144A Ser. 21-2, Class C, 2.402%, 12/17/26	195,066	169,748
Legacy Mortgage Asset Trust 144A
Ser. 20-GS5, Class A1, 3.25%, 6/25/60	344,170	343,282
FRB Ser. 19-GS7, Class A1, 3.25%, 11/25/59	229,922	226,600
FRB Ser. 20-GS1, Class A1, 2.882%, 10/25/59	212,799	211,139
Long Beach Mortgage Loan Trust FRB Ser. 04-1, Class A2, (ICE LIBOR USD 1 Month + 0.80%), 3.884%, 2/25/34	307,243	294,649
Merrill Lynch Mortgage Investors Trust FRB Ser. 05-A2, Class A2, 2.766%, 2/25/35 W	64,392	59,503
Morgan Stanley ABS Capital I, Inc. Trust FRB Ser. 04-HE6, Class M1, (ICE LIBOR USD 1 Month + 0.83%), 3.909%, 8/25/34	54,389	51,734
Morgan Stanley Resecuritization Trust 144A Ser. 15-R4, Class CB1, 2.992%, 8/26/47 W	73,105	71,013
Pagaya AI Technology in Housing Trust 144A Ser. 22-1, Class A, 4.25%, 8/25/25	190,000	179,949
Park Place Securities, Inc. Asset-Backed Pass-Through Certificates FRB Ser. 04-WCW2, Class M3, (ICE LIBOR USD 1 Month + 1.05%), 4.134%, 10/25/34	197,014	191,679
Residential Mortgage Loan Trust 144A Ser. 20-2, Class A2, 2.508%, 5/25/60 W	209,000	201,394
RMF Buyout Issuance Trust 144A Ser. 20-HB1, Class A1, 1.719%, 10/25/50 W	167,961	156,204
Starwood Mortgage Residential Trust 144A
Ser. 20-2, Class M1E, 3.00%, 4/25/60	493,000	461,469
Ser. 20-3, Class A3, 2.591%, 4/25/65 W	403,000	337,404
Ser. 21-3, Class A1, 1.127%, 6/25/56 W	157,262	130,679
Structured Asset Mortgage Investments II Trust
FRB Ser. 07-AR7, Class 1A1, (ICE LIBOR USD 1 Month + 0.85%), 3.934%, 5/25/47	371,951	305,015
FRB Ser. 07-AR1, Class 2A1, (ICE LIBOR USD 1 Month + 0.18%), 3.264%, 1/25/37	87,507	76,297
Towd Point Mortgage Trust 144A Ser. 16-5, Class M2, 3.375%, 10/25/56 W	174,000	158,070
Triangle Re, Ltd. 144A FRB Ser. 21-2, Class M1A, (ICE LIBOR USD 1 Month + 2.05%), 5.134%, 10/25/33 (Bermuda)	65,279	63,968
WaMu Mortgage Pass-Through Certificates Trust
FRB Ser. 05-AR9, Class A1C3, (ICE LIBOR USD 1 Month + 0.96%), 4.044%, 7/25/45	109,394	99,658
FRB Ser. 04-AR13, Class A2B, (ICE LIBOR USD 1 Month + 0.88%), 3.964%, 11/25/34	128,800	118,536
FRB Ser. 05-AR11, Class A1B3, (ICE LIBOR USD 1 Month + 0.80%), 3.884%, 8/25/45	122,160	117,052
FRB Ser. 05-AR12, Class 1A8, 3.803%, 10/25/35 W	229,312	203,275
FRB Ser. 04-AR3, Class A2, 3.098%, 6/25/34 W	112,430	105,351
		19,318,700
Total mortgage-backed securities (cost $60,961,405)		$59,140,543

Dynamic Asset Allocation Conservative Fund 77

COLLATERALIZED LOAN OBLIGATIONS (2.2%)*	Principal amount	Value
522 Funding CLO, Ltd. 144A FRB Ser. 21-7A, Class A, (ICE LIBOR USD 3 Month + 1.07%), 3.853%, 4/23/34 (Cayman Islands)	$250,000	$238,617
AB BSL CLO 2, Ltd. 144A FRB Ser. 21-2A, Class A, (ICE LIBOR USD 3 Month + 1.10%), 3.612%, 4/15/34 (Cayman Islands)	500,000	477,650
AGL CLO 13, Ltd. 144A FRB Ser. 21-13A, Class A1, (ICE LIBOR USD 3 Month + 1.16%), 3.87%, 10/20/34 (Cayman Islands)	600,000	572,633
AGL CLO 17, Ltd. 144A FRB Ser. 22-17A, Class A, (CME TERM SOFR 3 Month + 1.33%), 3.803%, 1/21/35 (Cayman Islands)	250,000	239,130
AGL CLO 6, Ltd. 144A FRB Ser. 21-6A, Class AR, (ICE LIBOR USD 3 Month + 1.20%), 3.91%, 7/20/34 (Cayman Islands)	510,000	488,627
AGL Static CLO 18, Ltd. 144A FRB Ser. 22-18A, Class A1, (CME TERM SOFR 3 Month + 1.32%), 2.438%, 4/21/31 (Jersey)	300,000	295,200
Aimco CLO 14, Ltd. 144A FRB Ser. 21-14A, Class A, (ICE LIBOR USD 3 Month + 0.99%), 3.70%, 4/20/34 (Cayman Islands)	250,000	237,058
American Money Management Corp. CLO 21, Ltd. 144A FRB Ser. 17-21A, Class A, (ICE LIBOR USD 3 Month + 1.25%), 4.038%, 11/2/30 (Cayman Islands)	400,000	392,585
Apex Credit CLO, Ltd. 144A FRB Ser. 21-2A, Class A1R, (ICE LIBOR USD 3 Month + 1.15%), 3.933%, 10/25/32 (Cayman Islands)	200,000	195,220
Apidos CLO XXXV 144A FRB Ser. 21-35A, Class A, (ICE LIBOR USD 3 Month + 1.05%), 3.76%, 4/20/34 (Cayman Islands)	250,000	238,718
Ares LXI CLO, Ltd. 144A FRB Ser. 21-61A, Class A, (ICE LIBOR USD 3 Month + 1.15%), 3.86%, 10/20/34 (Cayman Islands)	250,000	241,099
Ares XLI CLO, Ltd. 144A FRB Ser. 21-41A, Class AR2, (ICE LIBOR USD 3 Month + 1.07%), 3.582%, 4/15/34 (Cayman Islands)	500,000	475,461
Ballyrock CLO 17, Ltd. 144A FRB Ser. 21-17A, Class A1A, (ICE LIBOR USD 3 Month + 1.15%), 3.86%, 10/20/34 (Cayman Islands)	300,000	286,336
Benefit Street Partners CLO V-B, Ltd. 144A FRB Ser. 18-5BA, Class A1A, (ICE LIBOR USD 3 Month + 1.09%), 3.80%, 4/20/31	250,000	243,936
Black Diamond CLO, Ltd. 144A FRB Ser. 21-1A, Class A1A, (ICE LIBOR USD 3 Month + 1.25%), 4.009%, 11/22/34 (Cayman Islands)	400,000	380,683
Black Diamond CLO, Ltd. 144A FRB Ser. 21-1A, Class A1AR, (ICE LIBOR USD 3 Month + 1.05%), 3.833%, 4/24/29 (Cayman Islands)	183,189	180,048
BlueMountain CLO XXXII, Ltd. 144A FRB Ser. 21-32A, Class A, (ICE LIBOR USD 3 Month + 1.17%), 3.682%, 10/15/34 (Cayman Islands)	250,000	238,692
Carlyle Global Market Strategies CLO, Ltd. 144A FRB Ser. 18-1A, Class A1R2, (ICE LIBOR USD 3 Month + 0.97%), 3.71%, 4/17/31 (Cayman Islands)	697,878	679,319
Carlyle Global Market Strategies CLO, Ltd. 144A FRB Ser. 18-3RA, Class A1A, (ICE LIBOR USD 3 Month + 1.05%), 3.819%, 7/27/31 (Cayman Islands)	247,958	241,198
CarVal CLO II, Ltd. 144A FRB Ser. 21-1A, Class ANR, (ICE LIBOR USD 3 Month + 1.11%), 3.82%, 4/20/32 (Cayman Islands)	460,000	445,044
Cent CLO 21, Ltd. 144A FRB Ser. 21-21A, Class A1R3, (ICE LIBOR USD 3 Month + 0.97%), 3.739%, 7/27/30 (Cayman Islands)	579,000	565,769
Columbia Cent CLO 29, Ltd. 144A FRB Ser. 21-29A, Class AR, (ICE LIBOR USD 3 Month + 1.17%), 3.88%, 10/20/34	500,000	478,684
Dryden CLO, Ltd. 144A FRB Ser. 21-72A, Class AR, (ICE LIBOR USD 3 Month + 1.08%), 3.985%, 5/15/32 (Cayman Islands)	250,000	241,510

78 Dynamic Asset Allocation Conservative Fund

COLLATERALIZED LOAN OBLIGATIONS (2.2%)* cont.	Principal amount	Value
Elevation CLO, Ltd. 144A FRB Ser. 17-2A, Class A1R, (CME TERM SOFR 3 Month + 1.49%), 3.819%, 10/15/29	$398,699	$394,110
Elmwood CLO IV, Ltd. 144A FRB Ser. 20-1A, Class A, (ICE LIBOR USD 3 Month + 1.24%), 3.752%, 4/15/33 (Cayman Islands)	350,000	338,436
Elmwood CLO V, Ltd. 144A FRB Ser. 21-2A, Class AR, (ICE LIBOR USD 3 Month + 1.15%), 3.86%, 10/20/34 (Cayman Islands)	250,000	239,308
Galaxy XXII CLO, Ltd. 144A FRB Ser. 21-22A, Class ARR, (ICE LIBOR USD 3 Month + 1.20%), 3.94%, 4/16/34 (Cayman Islands)	350,000	337,840
Guggenheim 1828 CLO, Ltd. 144A FRB Ser. 18-1A, Class A1S1, (ICE LIBOR USD 3 Month + 1.23%), 3.742%, 10/15/31 (Cayman Islands)	249,053	243,010
HalseyPoint CLO I, Ltd. 144A FRB Ser. 19-1A, Class A1A1, (ICE LIBOR USD 3 Month + 1.35%), 4.06%, 1/20/33 (Cayman Islands)	550,000	533,257
ICG US CLO, Ltd. 144A FRB Ser. 18-1A, Class A2R, (ICE LIBOR USD 3 Month + 1.55%), 4.288%, 10/19/28 (Cayman Islands)	250,000	241,058
LCM XXI LP 144A FRB Ser. 21A, Class AR, (ICE LIBOR USD 3 Month + 0.88%), 3.59%, 4/20/28 (Cayman Islands)	200,221	198,296
Madison Park Funding XIV, Ltd. 144A FRB Ser. 18-14A, Class A2RR, (ICE LIBOR USD 3 Month + 1.40%), 4.159%, 10/22/30 (Cayman Islands)	250,000	239,496
Madison Park Funding XVIII, Ltd. 144A FRB Ser. 21-18A, Class ARR, (ICE LIBOR USD 3 Month + 0.94%), 3.672%, 10/21/30 (Cayman Islands)	250,000	244,561
Madison Park Funding XXX, Ltd. 144A FRB Ser. 18-30A, Class A, (ICE LIBOR USD 3 Month + 0.75%), 3.262%, 4/15/29	288,777	282,467
Magnetite CLO XXXIII, Ltd. 144A FRB Ser. 22-33A, Class A, (CME TERM SOFR 3 Month + 1.50%), 4.207%, 7/20/35 (Cayman Islands)	250,000	242,663
Marathon CLO XIII, Ltd. 144A FRB Ser. 21-1A, Class AANR, (ICE LIBOR USD 3 Month + 1.32%), 3.832%, 4/15/32 (Cayman Islands)	220,000	212,236
Nassau, Ltd. 144A FRB Ser. 21-1A, Class A1R, (ICE LIBOR USD 3 Month + 1.29%), 3.802%, 1/15/35 (Cayman Islands)	250,000	237,954
Nassau, Ltd. 144A FRB Ser. 21-IA, Class ANAR, (ICE LIBOR USD 3 Month + 1.35%), 1.482%, 4/15/31 (Cayman Islands)	250,000	241,342
Neuberger Berman Loan Advisers CLO 34, Ltd. 144A FRB Ser. 22-34A, Class A1R, (CME TERM SOFR 3 Month + 1.24%), 3.717%, 1/20/35 (Cayman Islands)	250,000	242,667
Octagon Investment Partners 48, Ltd. 144A FRB Ser. 21-3A, Class AR, (ICE LIBOR USD 3 Month + 1.15%), 3.86%, 10/20/34 (Cayman Islands)	250,000	238,556
OZLM VII, Ltd. 144A FRB Ser. 18-7RA, Class A1R, (ICE LIBOR USD 3 Month + 1.01%), 3.75%, 7/17/29 (Cayman Islands)	299,110	292,864
OZLM XVIII, Ltd. 144A FRB Ser. 18-18A, Class A, (ICE LIBOR USD 3 Month + 1.02%), 3.532%, 4/15/31 (Cayman Islands)	250,000	240,519
Palmer Square CLO, Ltd. 144A FRB Ser. 21-2A, Class A, (ICE LIBOR USD 3 Month + 1.15%), 3.662%, 7/15/34 (Cayman Islands)	372,000	355,132
Park Avenue Institutional Advisers CLO, Ltd. 144A FRB Ser. 19-1A, Class A2A, (ICE LIBOR USD 3 Month + 2.00%), 4.905%, 5/15/32 (Cayman Islands)	293,000	274,966
Park Avenue Institutional Advisers CLO, Ltd. 144A FRB Ser. 21-1A, Class A1AR, (ICE LIBOR USD 3 Month + 1.00%), 3.71%, 10/20/31 (Cayman Islands)	250,000	241,603

Dynamic Asset Allocation Conservative Fund 79

COLLATERALIZED LOAN OBLIGATIONS (2.2%)* cont.	Principal amount	Value
Rockford Tower CLO, Ltd. 144A FRB Ser. 21-1A, Class A1, (ICE LIBOR USD 3 Month + 1.17%), 3.88%, 7/20/34 (Cayman Islands)	$564,000	$539,380
RR, 14, Ltd. 144A FRB Ser. 21-14A, Class A1, (ICE LIBOR USD 3 Month + 1.12%), 3.632%, 4/15/36 (Cayman Islands)	301,000	287,762
Shackleton CLO, Ltd. 144A FRB Ser. 18-4RA, Class A1A, (ICE LIBOR USD 3 Month + 1.00%), 3.455%, 4/13/31 (Cayman Islands)	250,000	241,881
Sound Point CLO XIV, Ltd. 144A FRB Ser. 21-3A, Class AR2, (ICE LIBOR USD 3 Month + 0.99%), 3.773%, 1/23/29 (Cayman Islands)	205,091	201,675
Sound Point CLO XVIII, Ltd. 144A FRB Ser. 18-4A, Class A1, (ICE LIBOR USD 3 Month + 1.12%), 3.83%, 1/21/31 (Cayman Islands)	500,000	481,927
Sound Point CLO XXIII, Ltd. 144A FRB Ser. 21-2A, Class AR, (ICE LIBOR USD 3 Month + 1.17%), 3.682%, 7/15/34 (Cayman Islands)	500,000	471,010
Sound Point CLO XXVI, Ltd. 144A FRB Ser. 21-1A, Class AR, (ICE LIBOR USD 3 Month + 1.17%), 3.88%, 7/20/34 (Cayman Islands)	508,000	479,663
Venture 33 CLO, Ltd. 144A FRB Ser. 21-33A, Class A1LR, (ICE LIBOR USD 3 Month + 1.06%), 3.572%, 7/15/31 (Cayman Islands)	238,000	229,550
Venture XXVI CLO, Ltd. 144A FRB Ser. 21-26A, Class BR, (ICE LIBOR USD 3 Month + 1.70%), 4.41%, 1/20/29 (Cayman Islands)	224,000	213,128
Wellfleet CLO, Ltd. 144A FRB Ser. 18-1A, Class A, (ICE LIBOR USD 3 Month + 1.10%), 3.84%, 7/17/31	250,000	242,282
Zais CLO, Ltd. 144A FRB Ser. 19-13A, Class A1A, (ICE LIBOR USD 3 Month + 1.49%), 4.002%, 7/15/32	468,000	451,747
Total collateralized loan obligations (cost $18,557,908)		$18,025,563

FOREIGN GOVERNMENT AND AGENCY BONDS AND NOTES (1.1%)*	Principal amount	Value
Brazil (Federal Republic of) sr. unsec. unsub. bonds 5.00%, 1/27/45 (Brazil)	$350,000	$254,005
Brazil (Federal Republic of) sr. unsec. unsub. notes 3.875%, 6/12/30 (Brazil)	358,000	296,007
Chile (Republic of) sr. unsec. unsub. bonds 4.34%, 3/7/42 (Chile)	650,000	517,563
Colombia (Republic of) sr. unsec. notes 3.875%, 4/25/27 (Colombia)	390,000	329,768
Colombia (Republic of) sr. unsec. unsub. notes 4.50%, 3/15/29 (Colombia)	310,000	253,509
Cote d’lvoire (Republic of) sr. unsec. unsub. bonds Ser. REGS, 6.125%, 6/15/33 (Cote d’lvoire)	1,005,000	763,800
Dominican (Republic of) sr. unsec. bonds Ser. REGS, 4.875%, 9/23/32 (Dominican Republic)	233,000	175,333
Dominican (Republic of) sr. unsec. unsub. notes Ser. REGS, 6.875%, 1/29/26 (Dominican Republic)	515,000	503,413
Dominican (Republic of) sr. unsec. unsub. notes Ser. REGS, 5.95%, 1/25/27 (Dominican Republic)	258,000	240,585
Dominican (Republic of) 144A sr. unsec. bonds 6.00%, 2/22/33 (Dominican Republic)	320,000	260,050
Indonesia (Republic of) sr. unsec. unsub. notes 4.65%, 9/20/32 (Indonesia)	800,000	750,345
Indonesia (Republic of) 144A sr. unsec. unsub. notes 4.35%, 1/8/27 (Indonesia)	825,000	788,910
Kazakhstan (Republic of) sr. unsec. unsub. bonds Ser. REGS, 6.50%, 7/21/45 (Kazakhstan)	240,000	221,410

80 Dynamic Asset Allocation Conservative Fund

FOREIGN GOVERNMENT AND AGENCY BONDS AND NOTES (1.1%)* cont.	Principal amount	Value
Kazakhstan (Republic of) sr. unsec. unsub. bonds Ser. REGS, 4.875%, 10/14/44 (Kazakhstan)	$470,000	$362,478
Kazakhstan (Republic of) sr. unsec. unsub. notes Ser. REGS, 5.125%, 7/21/25 (Kazakhstan)	290,000	295,838
Panama (Republic of) sr. unsec. unsub. bonds 3.298%, 1/19/33 (Panama)	420,000	324,975
Paraguay (Republic of) sr. unsec. notes Ser. REGS, 4.95%, 4/28/31 (Paraguay)	200,000	178,500
Paraguay (Republic of) sr. unsec. unsub. notes Ser. REGS, 4.70%, 3/27/27 (Paraguay)	200,000	188,000
Romania (Government of) 144A unsec. notes 3.00%, 2/27/27 (Romania)	620,000	522,660
Senegal (Republic of) unsec. bonds Ser. REGS, 6.25%, 5/23/33 (Senegal)	255,000	190,931
South Africa (Republic of) sr. unsec. unsub. notes 4.85%, 9/27/27 (South Africa)	300,000	266,996
United Mexican States sr. unsec. bonds 2.659%, 5/24/31 (Mexico)	1,277,000	979,056
Uruguay (Oriental Republic of) sr. unsec. unsub. bonds 7.625%, 3/21/36 (Uruguay)	210,000	251,083
Total foreign government and agency bonds and notes (cost $10,454,190)		$8,915,215

COMMODITY LINKED NOTES (0.5%)*†††	Principal amount	Value
Goldman Sachs International 144A notes zero %, 3/31/23 (Indexed to the S&P GSCI Excess Return Index multiplied by 3)	$4,963,000	$3,929,791
Total commodity Linked Notes (cost $4,963,000)		$3,929,791

SENIOR LOANS (0.4%)*c	Principal amount	Value
Adient US, LLC bank term loan FRN Ser. B, (ICE LIBOR USD 3 Month + 3.25%), 6.365%, 4/1/28	$79,000	$74,409
AMC Entertainment Holdings, Inc. bank term loan FRN Ser. B, (ICE LIBOR USD 1 Month + 3.00%), 5.756%, 4/22/26	98,332	76,687
American Airlines, Inc. bank term loan FRN (ICE LIBOR USD 3 Month + 4.75%), 7.46%, 4/20/28	50,000	48,350
AppleCaramel Buyer, LLC bank term loan FRN (CME Term SOFR 3 Month Plus CSA + 0.00%), 6.784%, 10/19/27	83,518	77,985
Ascend Learning, LLC bank term loan FRN (ICE LIBOR USD 1 Month + 5.75%), 8.865%, 11/18/29	80,000	69,250
Asurion, LLC bank term loan FRN (ICE LIBOR USD 3 Month + 5.25%), 8.365%, 1/30/29	35,000	26,600
Asurion, LLC bank term loan FRN Ser. B9, (ICE LIBOR USD 1 Month + 3.25%), 6.365%, 7/31/27	44,436	37,393
Brand Industrial Services, Inc. bank term loan FRN (ICE LIBOR USD 3 Month + 4.25%), 6.952%, 6/21/24	180,248	156,434
BWAY Corp. bank term loan FRN Ser. B, (ICE LIBOR USD 3 Month + 3.25%), 5.814%, 4/3/24	67,679	62,899
Clear Channel Outdoor Holdings, Inc. bank term loan FRN Ser. B, (ICE LIBOR USD 3 Month + 3.50%), 6.306%, 8/21/26	105,000	93,483
CP Atlas Buyer, Inc. bank term loan FRN Ser. B1, (ICE LIBOR USD 3 Month + 3.50%), 6.615%, 11/23/27	101,620	88,105
CQP Holdco LP bank term loan FRN (ICE LIBOR USD 3 Month + 3.75%), 7.424%, 5/27/28	128,375	123,667

Dynamic Asset Allocation Conservative Fund 81

SENIOR LOANS (0.4%)*c cont.	Principal amount	Value
DIRECTV Financing, LLC bank term loan FRN (ICE LIBOR USD 3 Month + 5.00%), 8.115%, 7/22/27	$100,100	$93,006
Epicor Software Corp. bank term loan FRN (ICE LIBOR USD 3 Month + 7.75%), 10.274%, 7/30/28	50,000	48,600
Epicor Software Corp. bank term loan FRN Ser. B, (ICE LIBOR USD 3 Month + 3.25%), 6.365%, 7/30/27	392,000	366,398
Global Medical Response, Inc. bank term loan FRN (ICE LIBOR USD 1 Month + 4.25%), 6.814%, 10/2/25	216,150	186,862
Greeneden US Holdings II, LLC bank term loan FRN (ICE LIBOR USD 3 Month + 4.00%), 7.115%, 12/1/27	83,725	79,509
HUB International, Ltd. bank term loan FRN Ser. B, (ICE LIBOR USD 3 Month + 3.25%), 5.982%, 4/25/25	14,849	14,283
iHeartCommunications, Inc. bank term loan FRN (ICE LIBOR USD 3 Month + 3.25%), 6.365%, 5/1/26	66,870	62,649
IRB Holding Corp. bank term loan FRN (CME Term SOFR 3 Month Plus CSA + 3.00%), 5.696%, 12/15/27	39,300	36,746
Klockner-Pentaplast of America, Inc. bank term loan FRN (ICE LIBOR USD 3 Month + 4.75%), 8.259%, 2/4/26	49,001	41,406
MajorDrive Holdings IV, LLC bank term loan FRN (ICE LIBOR USD 3 Month + 4.00%), 7.125%, 6/1/28	133,176	122,522
One Call Corp. bank term loan FRN Ser. B, (ICE LIBOR USD 1 Month + 5.50%), 7.752%, 4/22/27	63,740	46,530
PECF USS Intermediate Holding III Corp. bank term loan FRN Ser. B, (ICE LIBOR USD 1 Month + 4.25%), 7.365%, 12/17/28	193,538	164,668
PetSmart, LLC bank term loan FRN Ser. B, (ICE LIBOR USD 3 Month + 3.75%), 6.87%, 1/29/28	74,811	70,634
Polaris Newco, LLC bank term loan FRN Ser. B, (ICE LIBOR USD 3 Month + 4.00%), 7.674%, 6/3/28	73,976	68,100
Proofpoint, Inc. bank term loan FRN Ser. B, (ICE LIBOR USD 3 Month + 6.25%), 9.32%, 8/31/29	75,000	71,906
Robertshaw Holdings Corp. bank term loan FRN (ICE LIBOR USD 3 Month + 8.00%), 11.125%, 2/28/26	55,000	33,000
Rocket Software, Inc. bank term loan FRN (ICE LIBOR USD 3 Month + 4.25%), 7.365%, 11/28/25	59,250	56,621
Starfruit US Holdco, LLC bank term loan FRN Ser. B, (ICE LIBOR USD 3 Month + 3.00%), 6.283%, 10/1/25	65,866	61,667
Terrier Media Buyer, Inc. bank term loan FRN (ICE LIBOR USD 3 Month + 3.50%), 6.615%, 12/17/26	401,810	375,359
TK Elevator US Newco, Inc. bank term loan FRN (ICE LIBOR USD 3 Month + 3.50%), 6.871%, 7/31/27	54,452	52,093
UKG, Inc. bank term loan FRN (ICE LIBOR USD 1 Month + 5.25%), 7.535%, 5/3/27	70,000	65,800
United Airlines, Inc. bank term loan FRN Ser. B, (ICE LIBOR USD 3 Month + 3.75%), 6.533%, 4/21/28	103,425	98,527
Vertiv Group Corp. bank term loan FRN Ser. B, (ICE LIBOR USD 3 Month + 2.75%), 5.303%, 3/2/27	173,748	164,998
Total senior loans (cost $3,615,971)		$3,317,146

82 Dynamic Asset Allocation Conservative Fund

ASSET-BACKED SECURITIES (0.4%)*	Principal amount	Value
1Sharpe Mortgage Trust 144A FRB Ser. 20-1, Class NOTE, (ICE LIBOR USD 3 Month + 2.90%), 3.025%, 7/25/24	$388,415	$387,444
Mortgage Repurchase Agreement Financing Trust II 144A FRN Ser. 22-S1, Class A1, (US 30 Day Average SOFR + 2.00%), 2.889%, 3/30/25	375,000	375,000
MRA Issuance Trust 144A FRB Ser. 22-2, Class A3, (US SOFR Compounded Index + 1.25%), 3.54%, 1/17/23	783,000	783,000
NewRez Warehouse Securitization Trust 144A FRB Ser. 21-1, Class A, (ICE LIBOR USD 1 Month + 0.75%), 3.834%, 5/25/55	341,000	333,896
Station Place Securitization Trust 144A
FRB Ser. 22-3, Class A1, (CME Term SOFR 1 Month + 1.25%), 4.314%, 5/29/23	700,000	700,000
FRB Ser. 21-14, Class A1, (ICE LIBOR USD 1 Month + 0.70%), 3.784%, 12/8/22	218,000	218,000
Towd Point Asset Trust 144A FRB Ser. 18-SL1, Class A, (ICE LIBOR USD 1 Month + 0.60%), 3.684%, 1/25/46	211,359	210,778
Total asset-backed securities (cost $3,015,023)		$3,008,118

CONVERTIBLE PREFERRED STOCKS (0.1%)*	Shares	Value
Danaher Corp. 5.00% cv. pfd.	268	$359,120
T-Mobile US, Inc. 144A 5.25% cv. pfd. †	428	481,457
Total convertible preferred stocks (cost $707,597)		$840,577

CONVERTIBLE BONDS AND NOTES (—%)*	Principal amount	Value
DISH Network Corp. cv. sr. unsec. notes 3.375%, 8/15/26	$55,000	$37,840
Nabors Industries, Inc. company guaranty cv. sr. unsec. notes 0.75%, 1/15/24	130,000	118,300
Transocean, Inc. company guaranty cv. sr. unsec. sub. notes 0.50%, 1/30/23	49,000	46,611
Total convertible bonds and notes (cost $207,984)		$202,751

SHORT-TERM INVESTMENTS (8.3%)*		Principal amount/ shares	Value
Putnam Short Term Investment Fund Class P 3.11% L	Shares	44,597,076	$44,597,076
State Street Institutional U.S. Government Money Market Fund, Premier Class 2.94% P	Shares	990,000	990,000
U.S. Treasury Bills 2.702%, 11/1/22 # § Φ		$11,800,000	11,774,632
U.S. Treasury Bills 2.528%, 10/18/22 # ∆ § Φ		4,900,000	4,894,831
U.S. Treasury Bills 2.802%, 11/8/22 # § Φ		2,300,000	2,293,771
U.S. Treasury Bills 2.439%, 10/11/22 # § Φ		1,400,000	1,399,240
U.S. Treasury Bills 2.850%, 11/25/22 § Φ		1,100,000	1,095,443
U.S. Treasury Bills 2.642%, 10/25/22 # ∆ § Φ		900,000	898,606
Total short-term investments (cost $67,940,487)			$67,943,599

TOTAL INVESTMENTS
Total investments (cost $1,005,797,706)	$989,733,189

Key to holding’s currency abbreviations
EUR	Euro

Dynamic Asset Allocation Conservative Fund 83

Key to holding’s abbreviations
ADR	American Depository Receipts: Represents ownership of foreign securities on deposit with a custodian bank.
BKNT	Bank Note
bp	Basis Points
DAC	Designated Activity Company
FRB	Floating Rate Bonds: The rate shown is the current interest rate at the close of the reporting period. Rates may be subject to a cap or floor. For certain securities, the rate may represent a fixed rate currently in place at the close of the reporting period.
FRN	Floating Rate Notes: The rate shown is the current interest rate or yield at the close of the reporting period. Rates may be subject to a cap or floor. For certain securities, the rate may represent a fixed rate currently in place at the close of the reporting period.
GMTN	Global Medium Term Notes
IFB	Inverse Floating Rate Bonds, which are securities that pay interest rates that vary inversely to changes in the market interest rates. As interest rates rise, inverse floaters produce less current income. The rate shown is the current interest rate at the close of the reporting period. Rates may be subject to a cap or floor.
IO	Interest Only
LIBOR	London Interbank Offered Rate
MTN	Medium Term Notes
OTC	Over-the-counter
PO	Principal Only
REGS	Securities sold under Regulation S may not be offered, sold or delivered within the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.
SOFR	Secured Overnight Financing Rate
TBA	To Be Announced Commitments

Notes to the fund’s portfolio
Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from October 1, 2021 through September 30, 2022 (the reporting period). Within the following notes to the portfolio, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures.
*	Percentages indicated are based on net assets of $814,874,322.
†††	The value of the commodity linked notes, which are marked to market daily, may be based on a multiple of the performance of the index. The multiple (or leverage) will increase the volatility of the note’s value relative to the change in the underlying index.
†	This security is non-income-producing.
‡‡	Income may be received in cash or additional securities at the discretion of the issuer. The rate shown in parenthesis is the rate paid in kind, if applicable.
#	This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period. Collateral at period end totaled $15,408,645 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 9).
∆	This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period. Collateral at period end totaled $130,787 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 9).
Φ	This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain TBA commitments at the close of the reporting period. Collateral at period end totaled $2,039,503 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 9).
§	This security, in part or in entirety, was pledged and segregated with the custodian for collateral on the initial margin on certain centrally cleared derivative contracts at the close of the reporting period. Collateral at period end totaled $3,500,675 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 9).

84 Dynamic Asset Allocation Conservative Fund

[c]	Senior loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for senior loans are the current interest rates at the close of the reporting period. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown (Notes 1 and 7).
[i]	This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts (Note 1).
L	Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.
P	This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.
R	Real Estate Investment Trust.
W	The rate shown represents the weighted average coupon associated with the underlying mortgage pools. Rates may be subject to a cap or floor.
Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.
Debt obligations are considered secured unless otherwise indicated.
144A after the name of an issuer represents securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
See Note 1 to the financial statements regarding TBA commitments.
The dates shown on debt obligations are the original maturity dates.

FORWARD CURRENCY CONTRACTS at 9/30/22 (aggregate face value $19,554,962)
Counterparty	Currency	Contract type*	Delivery date	Value	Aggregate face value	Unrealized appreciation/ (depreciation)
Bank of America N.A.
	British Pound	Sell	12/21/22	$51,310	$53,168	$1,858
Barclays Bank PLC
	Swedish Krona	Buy	12/21/22	909,691	961,474	(51,783)
Citibank, N.A.
	Danish Krone	Sell	12/21/22	292,697	302,644	9,947
HSBC Bank USA, National Association
	Hong Kong Dollar	Buy	11/16/22	876,596	877,602	(1,006)
JPMorgan Chase Bank N.A.
	Canadian Dollar	Sell	10/19/22	215,288	230,011	14,723
	Norwegian Krone	Sell	12/21/22	300,882	332,838	31,956
	Singapore Dollar	Buy	11/16/22	168,708	175,763	(7,055)
	South Korean Won	Sell	11/16/22	1,329,409	1,454,021	124,612
Morgan Stanley & Co. International PLC
	Canadian Dollar	Sell	10/19/22	2,077,163	2,219,487	142,324
	Euro	Sell	12/21/22	1,855,425	1,902,232	46,807
NatWest Markets PLC
	British Pound	Sell	12/21/22	2,827,185	2,931,480	104,295
	Japanese Yen	Buy	11/16/22	862,325	958,652	(96,327)
	Swiss Franc	Buy	12/21/22	718,424	737,714	(19,290)

Dynamic Asset Allocation Conservative Fund 85

FORWARD CURRENCY CONTRACTS at 9/30/22 (aggregate face value $19,554,962) cont.
Counterparty	Currency	Contract type*	Delivery date	Value	Aggregate face value	Unrealized appreciation/ (depreciation)
State Street Bank and Trust Co.
	Australian Dollar	Buy	10/19/22	$545,191	$578,661	$(33,470)
	Chinese Yuan (Offshore)	Buy	11/16/22	524,579	555,114	(30,535)
	Swiss Franc	Buy	12/21/22	2,394,030	2,458,769	(64,739)
UBS AG
	Australian Dollar	Buy	10/19/22	529,069	560,240	(31,171)
WestPac Banking Corp.
	Japanese Yen	Buy	11/16/22	2,037,814	2,265,092	(227,278)
Unrealized appreciation						476,522
Unrealized (depreciation)						(562,654)
Total						$(86,132)
* The exchange currency for all contracts listed is the United States Dollar.

FUTURES CONTRACTS OUTSTANDING at 9/30/22
	Number of contracts	Notional amount	Value	Expiration date	Unrealized appreciation/ (depreciation)
MSCI EAFE Index (Short)	410	$34,060,381	$34,042,300	Dec-22	$4,499,359
Russell 2000 Index E-Mini (Long)	13	1,082,065	1,085,370	Dec-22	(132,198)
S&P 500 Index E-Mini (Long)	8	1,434,248	1,440,600	Dec-22	1,335
S&P 500 Index E-Mini (Short)	852	152,747,412	153,423,900	Dec-22	20,620,051
S&P Mid Cap 400 Index E-Mini (Long)	1	220,353	220,820	Dec-22	45
S&P Mid Cap 400 Index E-Mini (Short)	64	14,102,592	14,132,480	Dec-22	1,902,329
U.S. Treasury Bond 30 yr (Long)	146	18,455,313	18,455,313	Dec-22	(1,577,789)
U.S. Treasury Bond Ultra 30 yr (Long)	233	31,921,000	31,921,000	Dec-22	(3,240,681)
U.S. Treasury Bond Ultra 30 yr (Short)	3	411,000	411,000	Dec-22	41,712
U.S. Treasury Note 2 yr (Long)	322	66,135,782	66,135,782	Dec-22	(988,888)
U.S. Treasury Note 5 yr (Long)	621	66,762,352	66,762,352	Dec-22	(2,121,717)
U.S. Treasury Note 5 yr (Short)	21	2,257,664	2,257,664	Dec-22	71,812
U.S. Treasury Note 10 yr (Long)	306	34,291,125	34,291,125	Dec-22	(1,535,845)
U.S. Treasury Note Ultra 10 yr (Short)	26	3,080,594	3,080,594	Dec-22	200,981
Unrealized appreciation					27,337,624
Unrealized (depreciation)					(9,597,118)
Total					$17,740,506

TBA SALE COMMITMENTS OUTSTANDING at 9/30/22 (proceeds receivable $48,566,524)
Agency	Principal amount	Settlement date	Value
Uniform Mortgage-Backed Securities, 3.50%, 10/1/52	$7,000,000	10/13/22	$6,294,530
Uniform Mortgage-Backed Securities, 3.00%, 10/1/52	13,000,000	10/13/22	11,301,875
Uniform Mortgage-Backed Securities, 2.50%, 10/1/52	19,000,000	10/13/22	15,943,671
Uniform Mortgage-Backed Securities, 2.00%, 10/1/52	16,000,000	10/13/22	12,946,501
Total			$46,486,577

86 Dynamic Asset Allocation Conservative Fund

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/22
Notional amount	Value	Upfront premium received (paid)	Termination date	Payments made by fund	Payments received by fund	Unrealized appreciation/ (depreciation)
$83,934,000	$67,987 E	$(85,891)	12/21/24	4.20% — Annually	US SOFR — Annually	$(17,905)
45,968,000	37,234 E	50,929	12/21/24	US SOFR — Annually	4.20% — Annually	13,695
59,283,000	30,827 E	125,270	12/21/27	3.80% — Annually	US SOFR — Annually	156,098
15,881,000	191,684 E	(74,606)	12/21/32	3.40% — Annually	US SOFR — Annually	117,078
16,865,000	203,561 E	79,837	12/21/32	US SOFR — Annually	3.40% — Annually	(123,724)
8,706,000	82,533 E	(72,644)	12/21/52	US SOFR — Annually	3.00% — Annually	(158,198)
3,349,000	22,371	(44)	9/29/32	3.6305% — Annually	US SOFR — Annually	(23,091)
4,471,500	13,683	(36)	9/29/27	US SOFR — Annually	3.884% — Annually	14,612
3,349,000	25,017	(44)	9/29/32	3.64% — Annually	US SOFR — Annually	(25,738)
4,471,500	16,232	(36)	9/29/27	US SOFR — Annually	3.8965% — Annually	17,164
263,000	565	(1)	9/29/24	4.321% — Annually	US SOFR — Annually	(630)
2,649,000	26,543	(35)	9/29/32	3.67061% — Annually	US SOFR — Annually	(27,118)
2,136,000	12,474	(17)	9/30/27	US SOFR — Annually	3.6865% — Annually	(12,273)
2,136,000	12,666	(17)	9/30/27	US SOFR — Annually	3.6845% — Annually	(12,465)
3,943,000	6,191	(15)	9/30/24	4.1255% — Annually	US SOFR — Annually	6,050
2,842,000	16,029	(38)	9/30/32	3.4825% — Annually	US SOFR — Annually	15,952
526,000	515	(2)	10/3/24	US SOFR — Annually	4.16% — Annually	(517)
3,981,000	15,406	(53)	10/3/32	US SOFR — Annually	3.504% — Annually	(15,459)
1,858,000	12,077	(25)	10/4/32	US SOFR — Annually	3.4725% — Annually	(12,102)
2,147,000	893	(17)	10/4/27	3.826% — Annually	US SOFR — Annually	(910)
Total		$22,515	$(89,481)
E Extended effective date.

Dynamic Asset Allocation Conservative Fund 87

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/22
Swap counterparty/ Notional amount	Value	Upfront premium received (paid)	Termination date	Payments received (paid) by fund	Total return received by or paid by fund	Unrealized appreciation/ (depreciation)
Barclays Bank PLC
$14,087,907	$12,802,038	$—	8/4/23	(Secured Overnight Financing Rate plus 0.40%) — Monthly	A basket (BCPUDEAL) of common stocks — Monthly*	$(1,304,321)
14,446,148	12,740,046	—	9/14/23	Secured Overnight Financing Rate plus 0.25% — Monthly	A basket (BCPUDEAS) of common stocks — Monthly*	1,719,587
Goldman Sachs International
18,057,801	17,953,087	—	12/15/25	(Secured Overnight Financing Rate plus 0.40%) — Monthly	A basket (GSGLPWDL) of common stocks — Monthly*	(71,794)
17,502,395	17,309,018	—	12/15/25	Secured Overnight Financing Rate minus 0.25% — Monthly	A basket (GSGLPWDS) of common stocks — Monthly*	163,800
7,332	7,125	—	12/15/25	(Secured Overnight Financing Rate plus 0.40%) — Monthly	Evraz PLC — Monthly	(210)
Upfront premium received		—		Unrealized appreciation		1,883,387
Upfront premium (paid)		—		Unrealized (depreciation)		(1,376,325)
Total		$—		Total	$507,062
* The 50 largest components, and any individual component greater than 1% of basket value, are shown below.

A BASKET (BCPUDEAL) OF COMMON STOCKS
Common stocks	Sector	Shares	Value	Percentage value
STORE Capital Corp.	Financials	6,210	$194,549	1.52%
O’Reilly Automotive, Inc.	Consumer cyclicals	253	178,024	1.39%
Unum Group	Financials	4,441	172,303	1.35%
Brown & Brown, Inc.	Financials	2,806	169,731	1.33%
Constellation Energy Corp.	Utilities and power	2,039	169,626	1.32%
Molina Healthcare, Inc.	Health care	513	169,178	1.32%
Manhattan Associates, Inc.	Technology	1,250	166,271	1.30%
Wintrust Financial Corp.	Financials	2,039	166,244	1.30%
Ulta Beauty, Inc.	Consumer staples	409	164,278	1.28%
ON Semiconductor Corp.	Technology	2,633	164,086	1.28%
Cadence Design Systems, Inc.	Technology	996	162,752	1.27%
Pure Storage, Inc. Class A	Technology	5,942	162,636	1.27%
East West Bancorp, Inc.	Financials	2,411	161,859	1.26%
Gartner, Inc.	Consumer cyclicals	582	160,982	1.26%

88 Dynamic Asset Allocation Conservative Fund

A BASKET (BCPUDEAL) OF COMMON STOCKS cont.
Common stocks	Sector	Shares	Value	Percentage value
General Dynamics Corp.	Capital goods	756	$160,299	1.25%
MGIC Investment Corp.	Financials	12,429	159,345	1.24%
Wix.com, Ltd.(IL) (Israel)	Technology	2,034	159,096	1.24%
Apartment Income REIT Corp.	Financials	3,986	153,957	1.20%
Targa Resources Corp.	Energy	2,550	153,882	1.20%
Toll Brothers, Inc.	Consumer cyclicals	3,641	152,942	1.19%
NRG Energy, Inc.	Utilities and power	3,992	152,771	1.19%
Procore Technologies, Inc.	Technology	3,082	152,513	1.19%
Hologic, Inc.	Health care	2,355	151,951	1.19%
Valero Energy Corp.	Energy	1,418	151,525	1.18%
Textron, Inc.	Capital goods	2,582	150,439	1.18%
Synopsys, Inc.	Technology	489	149,310	1.17%
Uber Technologies, Inc.	Consumer staples	5,623	149,021	1.16%
Boyd Gaming Corp.	Consumer cyclicals	3,127	149,011	1.16%
American International Group, Inc.	Financials	3,132	148,696	1.16%
Genuine Parts Co.	Consumer cyclicals	978	146,089	1.14%
Virtu Financial, Inc. Class A	Financials	7,033	146,086	1.14%
Johnson Controls International PLC	Capital goods	2,967	146,037	1.14%
Allison Transmission Holdings, Inc.	Capital goods	4,298	145,089	1.13%
Autonation, Inc.	Consumer cyclicals	1,421	144,772	1.13%
AbbVie, Inc.	Health care	1,075	144,269	1.13%
Wyndham Hotels & Resorts, Inc.	Consumer cyclicals	2,294	140,715	1.10%
Live Nation Entertainment, Inc.	Consumer cyclicals	1,848	140,496	1.10%
Bio-Rad Laboratories, Inc. Class A	Health care	330	137,751	1.08%
CF Industries Holdings, Inc.	Basic materials	1,412	135,951	1.06%
Booking Holdings, Inc.	Consumer cyclicals	82	134,471	1.05%
Palo Alto Networks, Inc.	Technology	813	133,239	1.04%
Expedia Group, Inc.	Consumer cyclicals	1,421	133,133	1.04%
ManpowerGroup, Inc.	Consumer staples	2,051	132,671	1.04%
Marathon Oil Corp.	Energy	5,848	132,037	1.03%
Apollo Global Management, Inc.	Financials	2,806	130,476	1.02%
Albertsons Cos., Inc. Class A	Consumer staples	5,222	129,812	1.01%
Monolithic Power Systems, Inc.	Technology	345	125,201	0.98%
Merck & Co., Inc.	Health care	1,438	123,817	0.97%
Travel + Leisure Co.	Consumer cyclicals	3,596	122,690	0.96%
Smartsheet, Inc. Class A	Technology	3,569	122,644	0.96%

A BASKET (BCPUDEAS) OF COMMON STOCKS
Common stocks	Sector	Shares	Value	Percentage value
Five Below, Inc.	Consumer cyclicals	1,328	$182,856	1.44%
Erie Indemnity Co. Class A	Financials	815	181,088	1.42%
Wynn Resorts, Ltd.	Consumer cyclicals	2,789	175,766	1.38%
Shift4 Payments, Inc. Class A	Consumer cyclicals	3,853	171,895	1.35%
Commerce Bancshares, Inc./MO	Financials	2,572	170,173	1.34%

Dynamic Asset Allocation Conservative Fund 89

A BASKET (BCPUDEAS) OF COMMON STOCKS cont.
Common stocks	Sector	Shares	Value	Percentage value
Ross Stores, Inc.	Consumer cyclicals	2,013	$169,660	1.33%
Ceridian HCM Holding, Inc.	Technology	3,002	167,731	1.32%
Berkshire Hathaway, Inc. Class B	Financials	627	167,349	1.31%
Wolfspeed, Inc.	Technology	1,587	164,056	1.29%
RPM International, Inc.	Basic materials	1,947	162,228	1.27%
Air Products & Chemicals, Inc.	Basic materials	696	161,948	1.27%
NextEra Energy, Inc.	Utilities and power	2,036	159,628	1.25%
Aspen Technology, Inc.	Technology	669	159,458	1.25%
BWX Technologies, Inc.	Capital goods	3,161	159,220	1.25%
Tyler Technologies, Inc.	Technology	449	155,990	1.22%
Texas Instruments, Inc.	Technology	1,008	155,954	1.22%
Floor & Decor Holdings, Inc. Class A	Consumer cyclicals	2,209	155,212	1.22%
Broadridge Financial Solutions, Inc.	Financials	1,074	154,940	1.22%
T Rowe Price Group, Inc.	Financials	1,459	153,207	1.20%
New York Community Bancorp, Inc.	Financials	17,930	152,939	1.20%
Boston Beer Co., Inc. Class A	Consumer staples	468	151,359	1.19%
Becton Dickinson and Co.	Health care	678	151,155	1.19%
Paramount Global Class B	Consumer cyclicals	7,844	149,342	1.17%
Equifax, Inc.	Consumer cyclicals	868	148,759	1.17%
Royal Caribbean Cruises, Ltd.	Consumer cyclicals	3,896	147,640	1.16%
Take-Two Interactive Software, Inc.	Technology	1,348	146,890	1.15%
Pioneer Natural Resources Co.	Energy	676	146,441	1.15%
Kemper Corp.	Financials	3,545	146,267	1.15%
TD SYNNEX Corp.	Technology	1,798	145,960	1.15%
Viasat, Inc.	Communication services	4,816	145,601	1.14%
New Fortress Energy, Inc.	Energy	3,227	141,067	1.11%
Cooper Cos., Inc. (The)	Health care	532	140,504	1.10%
NortonLifeLock, Inc.	Technology	6,913	139,230	1.09%
Domino’s Pizza, Inc.	Consumer staples	435	134,880	1.06%
Polaris, Inc.	Consumer cyclicals	1,405	134,420	1.06%
Norwegian Cruise Line Holdings, Ltd.	Consumer cyclicals	11,742	133,390	1.05%
Universal Health Services, Inc. Class B	Health care	1,509	133,025	1.04%
Digital Realty Trust, Inc.	Financials	1,328	131,702	1.03%
Welltower, Inc.	Financials	2,033	130,742	1.03%
Thor Industries, Inc.	Consumer cyclicals	1,797	125,785	0.99%
TripAdvisor, Inc.	Consumer staples	5,533	122,174	0.96%
CH Robinson Worldwide, Inc.	Transportation	1,247	120,133	0.94%
Ball Corp.	Capital goods	2,475	119,592	0.94%
CarMax, Inc.	Consumer cyclicals	1,808	119,359	0.94%
Prudential Financial, Inc.	Financials	1,390	119,208	0.94%
Stanley Black & Decker, Inc.	Consumer cyclicals	1,584	119,117	0.93%
Catalent, Inc.	Health care	1,594	115,328	0.91%
Exact Sciences Corp.	Health care	3,532	114,770	0.90%
Organon & Co.	Health care	4,894	114,513	0.90%
VF Corp.	Consumer cyclicals	3,802	113,708	0.89%

90 Dynamic Asset Allocation Conservative Fund

A BASKET (GSGLPWDL) OF COMMON STOCKS
Common stocks	Sector	Shares	Value	Percentage value
Shell PLC (London Exchange) (United Kingdom)	Energy	4,600	$115,352	0.64%
Exxon Mobil Corp.	Energy	1,289	112,573	0.63%
FactSet Research Systems, Inc.	Consumer cyclicals	281	112,380	0.63%
Weyerhaeuser Co.	Basic materials	3,903	111,458	0.62%
Vinci SA (France)	Capital goods	1,365	111,186	0.62%
GoDaddy, Inc. Class A	Technology	1,565	110,957	0.62%
Keysight Technologies, Inc.	Technology	705	110,863	0.62%
Chevron Corp.	Energy	767	110,184	0.61%
Merck & Co., Inc.	Health care	1,273	109,651	0.61%
Secom Co., Ltd. (Japan)	Consumer cyclicals	1,914	109,418	0.61%
Kirin Holdings Co., Ltd. (Japan)	Consumer staples	7,095	109,158	0.61%
Cummins, Inc.	Capital goods	536	109,096	0.61%
MSCI, Inc.	Technology	259	109,048	0.61%
Aristocrat Leisure, Ltd. (Australia)	Consumer cyclicals	5,113	108,216	0.60%
ConocoPhillips	Energy	1,051	107,586	0.60%
Energias de Portugal (EDP) SA (Portugal)	Utilities and power	24,569	106,866	0.60%
PepsiCo, Inc.	Consumer staples	650	106,144	0.59%
Diageo PLC (United Kingdom)	Consumer staples	2,495	105,754	0.59%
SEI Investments Co.	Financials	2,154	105,648	0.59%
Hershey Co. (The)	Consumer staples	475	104,643	0.58%
Fortive Corp.	Capital goods	1,785	104,059	0.58%
Eiffage SA (France)	Basic materials	1,247	100,793	0.56%
Nitto Denko Corp. (Japan)	Basic materials	1,789	96,756	0.54%
Avery Dennison Corp.	Basic materials	588	95,605	0.53%
Moncler SpA (Italy)	Consumer cyclicals	2,262	93,928	0.52%
Hartford Financial Services Group, Inc. (The)	Financials	1,495	92,599	0.52%
Gilead Sciences, Inc.	Health care	1,496	92,267	0.51%
Lockheed Martin Corp.	Capital goods	235	90,716	0.51%
Leidos Holdings, Inc.	Technology	1,023	89,521	0.50%
AT&T, Inc.	Communication services	5,828	89,399	0.50%
Ferrari NV (Italy)	Consumer cyclicals	472	88,588	0.49%
Textron, Inc.	Capital goods	1,513	88,166	0.49%
Garmin, Ltd.	Technology	1,096	87,988	0.49%
Agilent Technologies, Inc.	Technology	717	87,115	0.49%
Dropbox, Inc. Class A	Technology	4,158	86,164	0.48%
EXOR N.V.	Financials	1,337	85,792	0.48%
Airbnb, Inc. Class A	Consumer staples	803	84,324	0.47%
Camden Property Trust	Financials	702	83,802	0.47%
W.R. Berkley Corp.	Financials	1,290	83,324	0.46%
Colgate-Palmolive Co.	Consumer staples	1,184	83,152	0.46%
Panasonic Corp. (Japan)	Consumer cyclicals	11,511	80,682	0.45%
Chubb, Ltd.	Financials	443	80,625	0.45%
NetApp, Inc.	Technology	1,293	79,976	0.45%

Dynamic Asset Allocation Conservative Fund 91

A BASKET (GSGLPWDL) OF COMMON STOCKS cont.
Common stocks	Sector	Shares	Value	Percentage value
Trimble Inc.	Technology	1,467	$79,628	0.44%
Philip Morris International, Inc.	Consumer staples	957	79,405	0.44%
Valeo (France)	Consumer cyclicals	5,127	78,510	0.44%
Power Assets Holdings, Ltd. (Hong Kong)	Utilities and power	15,502	77,805	0.43%
Anglo American PLC (London Exchange) (United Kingdom)	Basic materials	2,541	77,606	0.43%
Marubeni Corp. (Japan)	Conglomerates	8,718	76,373	0.43%
Sealed Air Corp.	Basic materials	1,706	75,922	0.42%

A BASKET (GSGLPWDS) OF COMMON STOCKS
Common stocks	Sector	Shares	Value	Percentage value
LVMH Moet Hennessy Louis Vuitton SA (France)	Consumer cyclicals	182	$109,096	0.63%
Air Liquide SA (France)	Basic materials	947	109,077	0.63%
Rollins, Inc.	Consumer cyclicals	3,060	106,130	0.61%
CGI Group, Inc. Class A (Canada)	Technology	1,410	106,114	0.61%
International Paper Co.	Basic materials	3,338	105,825	0.61%
Allianz SE (Germany)	Financials	667	105,739	0.61%
STERIS PLC	Health care	634	105,340	0.61%
Ingersoll Rand, Inc.	Capital goods	2,423	104,825	0.61%
Equifax, Inc.	Consumer cyclicals	609	104,456	0.60%
Reed Elsevier (United Kingdom)	Consumer cyclicals	4,244	104,335	0.60%
Visa, Inc. Class A	Financials	584	103,754	0.60%
AXA SA (France)	Financials	4,706	103,652	0.60%
SoftBank Corp. (Japan)	Communication services	10,336	103,307	0.60%
Waste Connections, Inc.	Capital goods	760	102,633	0.59%
Toyota Motor Corp. (Japan)	Consumer cyclicals	7,830	101,493	0.59%
Enel SpA (Italy)	Utilities and power	24,333	100,733	0.58%
Alexandria Real Estate Equities, Inc.	Financials	715	100,190	0.58%
Broadridge Financial Solutions, Inc.	Financials	693	99,950	0.58%
Moody’s Corp.	Consumer cyclicals	411	99,854	0.58%
Masco Corp.	Consumer cyclicals	2,128	99,374	0.57%
Orange SA (France)	Communication services	10,811	97,983	0.57%
Sumitomo Mitsui Financial Group, Inc. (Japan)	Financials	3,489	96,996	0.56%
Imperial Brands PLC (United Kingdom)	Consumer staples	4,674	96,808	0.56%
NICE, Ltd. (Israel)	Communication services	507	96,552	0.56%
Monster Beverage Corp.	Consumer staples	1,098	95,441	0.55%
BlackRock, Inc.	Financials	172	94,491	0.55%
Realty Income Corp.	Financials	1,621	94,370	0.55%
Cooper Cos., Inc. (The)	Health care	354	93,348	0.54%
Enbridge, Inc. (Canada)	Utilities and power	2,494	92,492	0.53%
BNP Paribas SA (France)	Financials	2,155	92,102	0.53%
Prudential Financial, Inc.	Financials	1,035	88,798	0.51%

92 Dynamic Asset Allocation Conservative Fund

A BASKET (GSGLPWDS) OF COMMON STOCKS cont.
Common stocks	Sector	Shares	Value	Percentage value
Aeon Co., Ltd. (Japan)	Consumer cyclicals	4,698	$87,758	0.51%
Solvay SA (France)	Basic materials	1,120	87,430	0.51%
Heineken NV (Netherlands)	Consumer staples	991	87,262	0.50%
Mizuho Financial Group, Inc. (Japan)	Financials	7,881	85,085	0.49%
Bridgestone Corp. (Japan)	Consumer cyclicals	2,506	80,850	0.47%
S&P Global, Inc.	Consumer cyclicals	265	80,765	0.47%
Kubota Corp. (Japan)	Capital goods	5,832	80,749	0.47%
Swisscom AG (Switzerland)	Communication services	172	80,724	0.47%
Catalent, Inc.	Health care	1,111	80,422	0.46%
D.R. Horton, Inc.	Consumer cyclicals	1,183	79,680	0.46%
Hess Corp.	Energy	725	79,042	0.46%
Berkshire Hathaway, Inc. Class B	Financials	296	78,935	0.46%
Welltower, Inc.	Financials	1,187	76,334	0.44%
TransUnion	Consumer cyclicals	1,275	75,843	0.44%
Texas Pacific Land Corp.	Energy	43	75,719	0.44%
ORIX Corp. (Japan)	Financials	5,338	74,813	0.43%
Walt Disney Co. (The)	Consumer cyclicals	789	74,427	0.43%
Pioneer Natural Resources Co.	Energy	344	74,405	0.43%
Fastenal Co.	Consumer staples	1,615	74,357	0.43%

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 9/30/22
Swap counterparty/ Referenced debt*	Rating***	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments received by fund	Unrealized appreciation/ (depreciation)
Bank of America N.A.
CMBX NA BBB−.6 Index	B+/P	$957	$10,053	$2,259	5/11/63	300 bp — Monthly	$(1,297)
CMBX NA BBB−.6 Index	B+/P	1,868	22,259	5,002	5/11/63	300 bp — Monthly	(3,122)
CMBX NA BBB−.6 Index	B+/P	3,828	44,518	10,003	5/11/63	300 bp — Monthly	(6,153)
Citigroup Global Markets, Inc.
CMBX NA BB.11 Index	BB−/P	23,165	41,000	9,118	11/18/54	500 bp — Monthly	14,081
CMBX NA BB.6 Index	CCC+/P	27,399	145,117	58,221	5/11/63	500 bp — Monthly	(30,699)
CMBX NA BB.7 Index	B-/P	21,179	415,000	138,361	1/17/47	500 bp — Monthly	(116,836)
CMBX NA BB.9 Index	B/P	814	4,000	1,305	9/17/58	500 bp — Monthly	(487)
CMBX NA BB.9 Index	B/P	8,577	42,000	13,705	9/17/58	500 bp — Monthly	(5,092)
CMBX NA BBB−.10 Index	BB+/P	2,978	24,000	4,464	11/17/59	300 bp — Monthly	(1,474)
CMBX NA BBB−.10 Index	BB+/P	4,255	39,000	7,254	11/17/59	300 bp — Monthly	(2,980)

Dynamic Asset Allocation Conservative Fund 93

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 9/30/22 cont.
Swap counterparty/ Referenced debt*	Rating***	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments received by fund	Unrealized appreciation/ (depreciation)
Citigroup Global Markets, Inc. cont.
CMBX NA BBB−.12 Index	BBB−/P	$626	$15,000	$2,745	8/17/61	300 bp — Monthly	$(2,112)
CMBX NA BBB−.12 Index	BBB−/P	6,600	112,000	20,496	8/17/61	300 bp — Monthly	(13,840)
Credit Suisse International
CMBX NA BB.7 Index	B-/P	9,898	74,000	24,672	1/17/47	500 bp — Monthly	(14,712)
CMBX NA BBB−.7 Index	BB−/P	11,936	151,000	30,608	1/17/47	300 bp — Monthly	(18,597)
Goldman Sachs International
CMBX NA A.14 Index	A-/P	(34)	2,000	183	12/16/72	200 bp — Monthly	(216)
CMBX NA A.14 Index	A-/P	(68)	4,000	366	12/16/72	200 bp — Monthly	(432)
CMBX NA A.6 Index	A-/P	282	5,658	577	5/11/63	200 bp — Monthly	(293)
CMBX NA A.6 Index	A-/P	593	7,544	769	5/11/63	200 bp — Monthly	(174)
CMBX NA A.6 Index	A-/P	1,900	10,058	1,026	5/11/63	200 bp — Monthly	877
CMBX NA A.6 Index	A-/P	417	11,316	1,154	5/11/63	200 bp — Monthly	(734)
CMBX NA A.6 Index	A-/P	(48)	15,716	1,603	5/11/63	200 bp — Monthly	(1,646)
CMBX NA A.6 Index	A-/P	(225)	17,602	1,795	5/11/63	200 bp — Monthly	(2,015)
CMBX NA A.7 Index	BBB+/P	1,462	29,000	1,607	1/17/47	200 bp — Monthly	(135)
CMBX NA BB.9 Index	B/P	213	1,000	326	9/17/58	500 bp — Monthly	(113)
CMBX NA BBB−.14 Index	BBB−/P	135	3,000	613	12/16/72	300 bp — Monthly	(476)
CMBX NA BBB−.6 Index	B+/P	1,064	15,797	3,550	5/11/63	300 bp — Monthly	(2,477)
CMBX NA BBB−.6 Index	B+/P	3,189	24,413	5,486	5/11/63	300 bp — Monthly	(2,284)
CMBX NA BBB−.6 Index	B+/P	4,641	39,492	8,874	5/11/63	300 bp — Monthly	(4,212)
CMBX NA BBB−.6 Index	B+/P	15,560	148,634	33,398	5/11/63	300 bp — Monthly	(17,762)
CMBX NA BBB−.7 Index	BB−/P	5,300	62,000	12,567	1/17/47	300 bp — Monthly	(7,237)
CMBX NA BBB−.7 Index	BB−/P	5,793	68,000	13,784	1/17/47	300 bp — Monthly	(7,957)
CMBX NA BBB−.7 Index	BB−/P	19,769	251,000	50,878	1/17/47	300 bp — Monthly	(30,984)

94 Dynamic Asset Allocation Conservative Fund

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 9/30/22 cont.
Swap counterparty/ Referenced debt*	Rating***	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments received by fund	Unrealized appreciation/ (depreciation)
JPMorgan Securities LLC
CMBX NA A.13 Index	A-/P	$(152)	$29,000	$2,520	12/16/72	200 bp — Monthly	$(2,663)
CMBX NA A.14 Index	A-/P	(205)	31,000	2,833	12/16/72	200 bp — Monthly	(3,028)
CMBX NA A.7 Index	BBB+/P	11,139	254,000	14,072	1/17/47	200 bp — Monthly	(2,848)
CMBX NA BB.10 Index	B+/P	4,092	51,000	16,973	5/11/63	500 bp — Monthly	(12,838)
CMBX NA BB.7 Index	B-/P	112,621	230,000	76,682	1/17/47	500 bp — Monthly	36,130
CMBX NA BBB−.8 Index	BB/P	2,807	18,000	3,114	10/17/57	300 bp — Monthly	(298)
Merrill Lynch International
CMBX NA BB.9 Index	B/P	4,456	21,000	6,852	9/17/58	500 bp — Monthly	(2,379)
Morgan Stanley & Co. International PLC
CMBX NA A.13 Index	A-/P	(9,801)	657,000	57,093	12/16/72	200 bp — Monthly	(61,028)
CMBX NA A.6 Index	A-/P	2,840	20,117	2,052	5/11/63	200 bp — Monthly	795
CMBX NA BB.6 Index	CCC+/P	16,453	50,905	20,423	5/11/63	500 bp — Monthly	(3,927)
CMBX NA BB.6 Index	CCC+/P	33,019	101,810	40,846	5/11/63	500 bp — Monthly	(7,741)
CMBX NA BB.9 Index	B/P	1,047	5,000	1,632	9/17/58	500 bp — Monthly	(580)
Upfront premium received		372,872		Unrealized appreciation		51,883
Upfront premium (paid)		(10,533)		Unrealized (depreciation)		(393,878)
Total		$362,339		Total		$(341,995)
* Payments related to the referenced debt are made upon a credit default event.
** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.
*** Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at September 30, 2022. Securities rated by Fitch are indicated by “/F.” Securities rated by Putnam are indicated by “/P.” The Putnam rating categories are comparable to the Standard & Poor’s classifications.

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 9/30/22
Swap counterparty/ Referenced debt*	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments (paid) by fund	Unrealized appreciation/ (depreciation)
Citigroup Global Markets, Inc.
CMBX NA A.6 Index	$(4,069)	$30,804	$3,142	5/11/63	(200 bp) — Monthly	$(938)
CMBX NA A.6 Index	(3,985)	25,775	2,629	5/11/63	(200 bp) — Monthly	(1,364)

Dynamic Asset Allocation Conservative Fund 95

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 9/30/22 cont.
Swap counterparty/ Referenced debt*	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments (paid) by fund	Unrealized appreciation/ (depreciation)
Citigroup Global Markets, Inc. cont.
CMBX NA A.6 Index	$(410)	$3,143	$321	5/11/63	(200 bp) — Monthly	$(91)
CMBX NA A.6 Index	(243)	1,886	192	5/11/63	(200 bp) — Monthly	(51)
CMBX NA A.6 Index	(82)	629	64	5/11/63	(200 bp) — Monthly	(18)
CMBX NA A.6 Index	(82)	629	64	5/11/63	(200 bp) — Monthly	(18)
CMBX NA A.6 Index	(81)	629	64	5/11/63	(200 bp) — Monthly	(17)
CMBX NA A.7 Index	(1,357)	183,000	10,138	1/17/47	(200 bp) — Monthly	8,720
CMBX NA BB.10 Index	(30,138)	125,000	41,600	11/17/59	(500 bp) — Monthly	11,358
CMBX NA BB.10 Index	(13,515)	53,000	17,638	11/17/59	(500 bp) — Monthly	4,079
CMBX NA BB.10 Index	(4,696)	45,000	14,976	11/17/59	(500 bp) — Monthly	10,242
CMBX NA BB.10 Index	(4,167)	38,000	12,646	11/17/59	(500 bp) — Monthly	8,448
CMBX NA BB.11 Index	(1,787)	26,000	5,782	11/18/54	(500 bp) — Monthly	3,973
CMBX NA BB.11 Index	(1,296)	10,000	2,224	11/18/54	(500 bp) — Monthly	920
CMBX NA BB.11 Index	(259)	5,000	1,112	11/18/54	(500 bp) — Monthly	848
CMBX NA BB.8 Index	(12,404)	34,787	13,052	10/17/57	(500 bp) — Monthly	619
CMBX NA BB.8 Index	(3,725)	28,989	10,877	10/17/57	(500 bp) — Monthly	7,128
CMBX NA BB.9 Index	(4,129)	40,000	13,052	9/17/58	(500 bp) — Monthly	8,890
CMBX NA BB.9 Index	(1,371)	34,000	11,094	9/17/58	(500 bp) — Monthly	9,695
CMBX NA BBB−.10 Index	(16,982)	57,000	10,602	11/17/59	(300 bp) — Monthly	(6,408)
CMBX NA BBB−.10 Index	(4,183)	17,000	3,162	11/17/59	(300 bp) — Monthly	(1,030)
CMBX NA BBB−.10 Index	(3,579)	15,000	2,790	11/17/59	(300 bp) — Monthly	(796)
CMBX NA BBB−.12 Index	(61,189)	194,000	35,502	8/17/61	(300 bp) — Monthly	(25,784)
CMBX NA BBB−.12 Index	(14,363)	43,000	7,869	8/17/61	(300 bp) — Monthly	(6,515)
CMBX NA BBB−.12 Index	(13,709)	39,000	7,137	8/17/61	(300 bp) — Monthly	(6,591)

96 Dynamic Asset Allocation Conservative Fund

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 9/30/22 cont.
Swap counterparty/ Referenced debt*	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments (paid) by fund	Unrealized appreciation/ (depreciation)
Citigroup Global Markets, Inc. cont.
CMBX NA BBB−.12 Index	$(13,039)	$37,000	$6,771	8/17/61	(300 bp) — Monthly	$(6,287)
CMBX NA BBB−.12 Index	(6,849)	36,000	6,588	8/17/61	(300 bp) — Monthly	(279)
CMBX NA BBB−.12 Index	(5,415)	24,000	4,392	8/17/61	(300 bp) — Monthly	(1,035)
CMBX NA BBB−.12 Index	(847)	5,000	915	8/17/61	(300 bp) — Monthly	66
CMBX NA BBB−.14 Index	(199)	1,000	204	12/16/72	(300 bp) — Monthly	5
CMBX NA BBB−.14 Index	(112)	1,000	204	12/16/72	(300 bp) — Monthly	92
CMBX NA BBB−.8 Index	(17,500)	112,000	19,376	10/17/57	(300 bp) — Monthly	1,820
CMBX NA BBB−.8 Index	(10,650)	71,000	12,283	10/17/57	(300 bp) — Monthly	1,598
CMBX NA BBB−.8 Index	(8,093)	51,000	8,823	10/17/57	(300 bp) — Monthly	704
CMBX NA BBB−.8 Index	(8,061)	51,000	8,823	10/17/57	(300 bp) — Monthly	736
CMBX NA BBB−.8 Index	(6,660)	48,000	8,304	10/17/57	(300 bp) — Monthly	1,620
CMBX NA BBB−.8 Index	(3,330)	24,000	4,152	10/17/57	(300 bp) — Monthly	810
CMBX NA BBB−.8 Index	(3,292)	23,000	3,979	10/17/57	(300 bp) — Monthly	676
CMBX NA BBB−.8 Index	(1,331)	10,000	1,730	10/17/57	(300 bp) — Monthly	394
CMBX NA BBB−.9 Index	(4,495)	19,000	3,707	9/17/58	(300 bp) — Monthly	(798)
Credit Suisse International
CMBX NA BB.10 Index	(12,542)	94,000	31,283	11/17/59	(500 bp) — Monthly	18,663
CMBX NA BB.10 Index	(11,178)	94,000	31,283	11/17/59	(500 bp) — Monthly	20,027
CMBX NA BB.10 Index	(6,091)	49,000	16,307	11/17/59	(500 bp) — Monthly	10,176
CMBX NA BB.7 Index	(53,129)	323,000	107,688	1/17/47	(500 bp) — Monthly	54,290
CMBX NA BB.7 Index	(31,728)	172,000	57,345	1/17/47	(500 bp) — Monthly	25,473
CMBX NA BB.7 Index	(2,136)	91,933	36,883	5/11/63	(500 bp) — Monthly	34,670

Dynamic Asset Allocation Conservative Fund 97

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 9/30/22 cont.
Swap counterparty/ Referenced debt*	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments (paid) by fund	Unrealized appreciation/ (depreciation)
Goldman Sachs International
CMBX NA BB.10 Index	$(2,036)	$9,000	$2,995	11/17/59	(500 bp) — Monthly	$951
CMBX NA BB.6 Index	(18,117)	94,212	37,798	5/11/63	(500 bp) — Monthly	19,601
CMBX NA BB.6 Index	(8,695)	64,581	25,910	5/11/63	(500 bp) — Monthly	17,160
CMBX NA BB.7 Index	(32,123)	190,000	63,346	1/17/47	(500 bp) — Monthly	31,064
CMBX NA BB.7 Index	(9,949)	49,000	16,337	1/17/47	(500 bp) — Monthly	6,346
CMBX NA BB.7 Index	(2,949)	18,000	6,001	1/17/47	(500 bp) — Monthly	3,037
CMBX NA BB.8 Index	(15,478)	41,551	15,590	10/17/57	(500 bp) — Monthly	78
CMBX NA BB.8 Index	(9,868)	28,023	10,514	10/17/57	(500 bp) — Monthly	623
CMBX NA BB.8 Index	(9,815)	27,057	10,152	10/17/57	(500 bp) — Monthly	315
CMBX NA BB.8 Index	(7,368)	19,326	7,251	10/17/57	(500 bp) — Monthly	(133)
CMBX NA BB.8 Index	(4,565)	12,562	4,713	10/17/57	(500 bp) — Monthly	138
CMBX NA BB.8 Index	(453)	3,865	1,450	10/17/57	(500 bp) — Monthly	994
CMBX NA BBB−.12 Index	(1,351)	4,000	732	8/17/61	(300 bp) — Monthly	(621)
JPMorgan Securities LLC
CMBX NA BB.11 Index	(26,255)	38,749	15,546	5/11/63	(500 bp) — Monthly	(10,742)
CMBX NA BBB−.10 Index	(49,681)	394,000	73,284	11/17/59	(300 bp) — Monthly	23,406
CMBX NA BBB−.14 Index	(61)	1,000	204	12/16/72	(300 bp) — Monthly	143
CMBX NA BBB−.6 Index	(43,487)	140,017	31,462	5/11/63	(300 bp) — Monthly	(12,096)
CMBX NA BBB−.7 Index	(98,131)	418,000	84,729	1/17/47	(300 bp) — Monthly	(13,611)
Merrill Lynch International
CMBX NA BB.10 Index	(5,121)	90,000	29,952	11/17/59	(500 bp) — Monthly	24,756
CMBX NA BBB−.10 Index	(10,400)	48,000	8,928	11/17/59	(300 bp) — Monthly	(1,496)
CMBX NA BBB−.7 Index	(2,376)	29,000	5,878	1/17/47	(300 bp) — Monthly	3,487

98 Dynamic Asset Allocation Conservative Fund

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 9/30/22 cont.
Swap counterparty/ Referenced debt*	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments (paid) by fund	Unrealized appreciation/ (depreciation)
Merrill Lynch International cont.
CMBX NA BBB−.9 Index	$(2,964)	$16,000	$3,122	9/17/58	(300 bp) — Monthly	$150
CMBX NA BBB−.9 Index	(185)	1,000	195	9/17/58	(300 bp) — Monthly	9
Morgan Stanley & Co. International PLC
CMBX NA A.6 Index	(2,993)	19,488	1,988	5/11/63	(200 bp) — Monthly	(1,012)
CMBX NA A.6 Index	(670)	5,029	513	5/11/63	(200 bp) — Monthly	(159)
CMBX NA BB.10 Index	(4,719)	45,000	14,976	11/17/59	(500 bp) — Monthly	10,219
CMBX NA BB.10 Index	(12,150)	40,000	13,312	11/17/59	(500 bp) — Monthly	1,129
CMBX NA BB.10 Index	(8,924)	38,000	12,646	11/17/59	(500 bp) — Monthly	3,690
CMBX NA BB.7 Index	(5,206)	27,000	9,002	1/17/47	(500 bp) — Monthly	3,773
CMBX NA BB.8 Index	(3,261)	8,697	3,263	10/17/57	(500 bp) — Monthly	(6)
CMBX NA BBB−.10 Index	(6,722)	53,000	9,858	11/17/59	(300 bp) — Monthly	3,110
CMBX NA BBB−.10 Index	(3,637)	42,000	7,812	11/17/59	(300 bp) — Monthly	4,154
CMBX NA BBB−.10 Index	(8,045)	33,000	6,138	11/17/59	(300 bp) — Monthly	(1,924)
CMBX NA BBB−.10 Index	(2,727)	26,000	4,836	11/17/59	(300 bp) — Monthly	2,096
CMBX NA BBB−.10 Index	(3,903)	18,000	3,348	11/17/59	(300 bp) — Monthly	(564)
CMBX NA BBB−.10 Index	(4,021)	17,000	3,162	11/17/59	(300 bp) — Monthly	(867)
CMBX NA BBB−.10 Index	(3,460)	16,000	2,976	11/17/59	(300 bp) — Monthly	(492)
CMBX NA BBB−.10 Index	(2,296)	10,000	1,860	11/17/59	(300 bp) — Monthly	(441)
CMBX NA BBB−.12 Index	(15,496)	119,000	21,777	8/17/61	(300 bp) — Monthly	6,221
CMBX NA BBB−.12 Index	(1,994)	6,000	1,098	8/17/61	(300 bp) — Monthly	(899)
CMBX NA BBB−.12 Index	(626)	3,000	549	8/17/61	(300 bp) — Monthly	(79)
CMBX NA BBB−.6 Index	(55,775)	165,148	37,109	5/11/63	(300 bp) — Monthly	(18,750)
CMBX NA BBB−.7 Index	(7,030)	69,000	13,986	1/17/47	(300 bp) — Monthly	6,921
CMBX NA BBB−.8 Index	(7,204)	51,000	8,823	10/17/57	(300 bp) — Monthly	1,594

Dynamic Asset Allocation Conservative Fund 99

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 9/30/22 cont.
Swap counterparty/ Referenced debt*	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments (paid) by fund	Unrealized appreciation/ (depreciation)
Morgan Stanley & Co. International PLC cont.
CMBX NA BBB−.8 Index	$(4,769)	$35,000	$6,055	10/17/57	(300 bp) — Monthly	$1,269
CMBX NA BBB−.8 Index	(4,324)	34,000	5,882	10/17/57	(300 bp) — Monthly	1,541
CMBX NA BBB−.8 Index	(3,798)	28,000	4,844	10/17/57	(300 bp) — Monthly	1,033
CMBX NA BBB−.8 Index	(3,640)	26,000	4,498	10/17/57	(300 bp) — Monthly	845
CMBX NA BBB−.8 Index	(3,559)	26,000	4,498	10/17/57	(300 bp) — Monthly	926
CMBX NA BBB−.8 Index	(1,549)	10,000	1,730	10/17/57	(300 bp) — Monthly	176
Upfront premium received	—		Unrealized appreciation		427,695
Upfront premium (paid)	(952,404)		Unrealized (depreciation)		(121,912)
Total	$(952,404)		Total		$305,783
* Payments related to the referenced debt are made upon a credit default event.
** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

CENTRALLY CLEARED CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 9/30/22
Referenced debt*	Rating***	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments received by fund	Unrealized appreciation/ (depreciation)
CDX NA HY Series 38 Index	B+/P	$(279,406)	$5,167,800	$120,461	6/20/27	500 bp — Quarterly	$(391,971)
CDX NA IG Series 39 Index	BBB+/P	(60,805)	39,400,000	145,386	12/20/27	100 bp — Quarterly	(195,247)
Total	$(340,211)		$(587,218)
* Payments related to the referenced debt are made upon a credit default event.
** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.
*** Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at September 30, 2022. Securities rated by Fitch are indicated by “/F.” Securities rated by Putnam are indicated by “/P.” The Putnam rating categories are comparable to the Standard & Poor’s classifications.

100 Dynamic Asset Allocation Conservative Fund

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks*:
Basic materials	$10,277,641	$5,458,591	$—
Capital goods	18,378,602	1,765,064	—
Communication services	6,840,548	2,318,173	—
Conglomerates	1,685,942	1,277,061	—
Consumer cyclicals	43,368,495	11,154,104	—
Consumer staples	25,283,767	7,803,377	—
Energy	14,871,137	3,818,099	—
Financials	40,530,831	13,545,784	—
Health care	48,935,035	9,301,892	—
Technology	91,626,556	6,269,284	—
Transportation	4,921,516	728,941	—
Utilities and power	8,381,039	1,332,113	—
Total common stocks	315,101,109	64,772,483	—
Asset-backed securities	—	3,008,118	—
Collateralized loan obligations	—	18,025,563	—
Commodity linked notes	—	3,929,791	—
Convertible bonds and notes	—	202,751	—
Convertible preferred stocks	—	840,577	—
Corporate bonds and notes	—	183,730,995	—
Foreign government and agency bonds and notes	—	8,915,215	—
Mortgage-backed securities	—	59,140,543	—
Senior loans	—	3,317,146	—
U.S. government and agency mortgage obligations	—	260,450,906	—
U.S. treasury obligations	—	354,393	—
Short-term investments	990,000	66,953,599	—
Totals by level	$316,091,109	$673,642,080	$—

Dynamic Asset Allocation Conservative Fund 101

		Valuation inputs
Other financial instruments:	Level 1	Level 2	Level 3
Forward currency contracts	$—	$(86,132)	$—
Futures contracts	17,740,506	—	—
TBA sale commitments	—	(46,486,577)	—
Interest rate swap contracts	—	(111,996)	—
Total return swap contracts	—	507,062	—
Credit default contracts	—	306,846	—
Totals by level	$17,740,506	$(45,870,797)	$—
* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.
At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund’s net assets and were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

102 Dynamic Asset Allocation Conservative Fund

Statement of assets and liabilities 9/30/22

ASSETS
Investment in securities, at value, (Notes 1 and 9):
Unaffiliated issuers (identified cost $961,200,630)	$945,136,113
Affiliated issuers (identified cost $44,597,076) (Note 5)	44,597,076
Cash	185,491
Foreign currency (cost $17,967) (Note 1)	16,121
Dividends, interest and other receivables	3,832,290
Foreign tax reclaim	233,467
Receivable for shares of the fund sold	7,895,577
Receivable for investments sold	10,793,852
Receivable for sales of TBA securities (Note 1)	32,767,484
Receivable for variation margin on futures contracts (Note 1)	2,760,300
Receivable for variation margin on centrally cleared swap contracts (Note 1)	3,602,960
Unrealized appreciation on forward currency contracts (Note 1)	476,522
Unrealized appreciation on OTC swap contracts (Note 1)	2,362,965
Premium paid on OTC swap contracts (Note 1)	962,937
Prepaid assets	40,402
Total assets	1,055,663,557

LIABILITIES
Payable for investments purchased	2,417,196
Payable for purchases of TBA securities (Note 1)	179,763,978
Payable for shares of the fund repurchased	2,128,197
Payable for compensation of Manager (Note 2)	361,098
Payable for custodian fees (Note 2)	86,826
Payable for investor servicing fees (Note 2)	158,613
Payable for Trustee compensation and expenses (Note 2)	170,071
Payable for administrative services (Note 2)	3,386
Payable for distribution fees (Note 2)	309,261
Payable for variation margin on futures contracts (Note 1)	976,947
Payable for variation margin on centrally cleared swap contracts (Note 1)	3,551,482
Unrealized depreciation on OTC swap contracts (Note 1)	1,892,115
Premium received on OTC swap contracts (Note 1)	372,872
Unrealized depreciation on forward currency contracts (Note 1)	562,654
TBA sale commitments, at value (proceeds receivable $48,566,524) (Note 1)	46,486,577
Collateral on certain derivative contracts, at value (Notes 1 and 9)	1,344,393
Other accrued expenses	203,569
Total liabilities	240,789,235

Net assets	$814,874,322

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$821,803,994
Total distributable earnings (Note 1)	(6,929,672)
Total — Representing net assets applicable to capital shares outstanding	$814,874,322

(Continued on next page)

Dynamic Asset Allocation Conservative Fund 103

Statement of assets and liabilities cont.

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
Net asset value and redemption price per class A share
($354,957,233 divided by 37,413,628 shares)	$9.49
Offering price per class A share (100/94.25 of $9.49)*	$10.07
Net asset value and offering price per class B share ($3,985,830 divided by 424,096 shares)**	$9.40
Net asset value and offering price per class C share ($67,579,081 divided by 7,233,230 shares)**	$9.34
Net asset value, offering price and redemption price per class P share
($169,944,505 divided by 17,847,687 shares)	$9.52
Net asset value, offering price and redemption price per class R share
($5,031,840 divided by 512,881 shares)	$9.81
Net asset value, offering price and redemption price per class R5 share
($3,726,437 divided by 391,083 shares)	$9.53
Net asset value, offering price and redemption price per class R6 share
($77,066,858 divided by 8,079,165 shares)	$9.54
Net asset value, offering price and redemption price per class Y share
($132,582,538 divided by 13,903,507 shares)	$9.54

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

104 Dynamic Asset Allocation Conservative Fund

Statement of operations Year ended 9/30/22

INVESTMENT INCOME
Interest (including interest income of $327,948 from investments in affiliated issuers) (Note 5)	$15,465,455
Dividends (net of foreign tax of $235,313)	8,706,659
Securities lending (net of expenses) (Notes 1 and 5)	2,843
Total investment income	24,174,957

EXPENSES
Compensation of Manager (Note 2)	4,985,532
Investor servicing fees (Note 2)	1,043,315
Custodian fees (Note 2)	175,982
Trustee compensation and expenses (Note 2)	38,857
Distribution fees (Note 2)	2,019,458
Administrative services (Note 2)	27,651
Other	514,237
Total expenses	8,805,032
Expense reduction (Note 2)	(1,612)
Net expenses	8,803,420

Net investment income	15,371,537

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Securities from unaffiliated issuers (net of foreign tax of $4,996) (Notes 1 and 3)	37,575,084
Foreign currency transactions (Note 1)	(45,229)
Forward currency contracts (Note 1)	(996,546)
Futures contracts (Note 1)	(4,348,673)
Swap contracts (Note 1)	(7,255,438)
Written options (Note 1)	1,833,555
Total net realized gain	26,762,753
Change in net unrealized appreciation (depreciation) on:
Securities from unaffiliated issuers and TBA sale commitments	(211,653,156)
Assets and liabilities in foreign currencies	(37,412)
Forward currency contracts	626,602
Futures contracts	5,619,119
Swap contracts	1,398,381
Written options	12,336
Total change in net unrealized depreciation	(204,034,130)

Net loss on investments	(177,271,377)

Net decrease in net assets resulting from operations	$(161,899,840)

The accompanying notes are an integral part of these financial statements.

Dynamic Asset Allocation Conservative Fund 105

Statement of changes in net assets

DECREASE IN NET ASSETS	Year ended 9/30/22	Year ended 9/30/21
Operations
Net investment income	$15,371,537	$14,293,702
Net realized gain on investments
and foreign currency transactions	26,762,753	3,492,764
Change in net unrealized appreciation (depreciation)
of investments and assets and liabilities
in foreign currencies	(204,034,130)	80,460,894
Net increase (decrease) in net assets resulting
from operations	(161,899,840)	98,247,360
Distributions to shareholders (Note 1):
From ordinary income
Net investment income
Class A	(6,068,729)	(6,273,433)
Class B	(37,231)	(51,945)
Class C	(607,799)	(649,536)
Class P	(3,187,619)	(3,080,291)
Class R	(71,661)	(93,570)
Class R5	(77,097)	(79,114)
Class R6	(1,710,749)	(2,043,634)
Class Y	(2,785,191)	(3,667,006)
Net realized short-term gain on investments
Class A	(7,969,407)	(4,238,205)
Class B	(114,591)	(84,218)
Class C	(1,768,946)	(1,006,425)
Class P	(3,092,516)	(1,628,221)
Class R	(136,122)	(86,443)
Class R5	(83,726)	(44,063)
Class R6	(1,914,873)	(1,152,922)
Class Y	(3,288,409)	(2,412,103)
From net realized long-term gain on investments
Class A	(5,481,397)	(5,008,786)
Class B	(78,816)	(99,530)
Class C	(1,216,690)	(1,189,411)
Class P	(2,127,048)	(1,924,261)
Class R	(93,625)	(102,159)
Class R5	(57,587)	(52,075)
Class R6	(1,317,059)	(1,362,544)
Class Y	(2,261,783)	(2,850,668)
Decrease from capital share transactions (Note 4)	(70,938,575)	(64,881,948)
Total decrease in net assets	(278,387,086)	(5,815,151)

NET ASSETS
Beginning of year	1,093,261,408	1,099,076,559
End of year	$814,874,322	$1,093,261,408

The accompanying notes are an integral part of these financial statements.

106 Dynamic Asset Allocation Conservative Fund

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Dynamic Asset Allocation Conservative Fund 107

Financial highlights

(For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS					RATIOS AND SUPPLEMENTAL DATA
												Ratio of net
	Net asset		Net realized								Ratio	investment
	value,		and unrealized	Total from	From net	From net		Net asset	Total return	Net assets,	of expenses	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	investment	realized gain	Total	value, end	at net asset	end of period	to average	to average	turnover
Period ended	of period	income (loss)[a]	on investments	operations	income	on investments	distributions	of period	value (%)[b]	(in thousands)	net assets (%)[c]	net assets (%)	(%)[d]
Class A
September 30, 2022	$11.83	.16	(1.99)	(1.83)	(.16)	(.35)	(.51)	$9.49	(16.17)	$354,957.98		1.51	361
September 30, 2021	11.22	.14	.87	1.01	(.16)	(.24)	(.40)	11.83	9.14	461,749.97		1.21	380
September 30, 2020	10.76	.16	.55	.71	(.22)	(.03)	(.25)	11.22	6.70	447,803.98		1.47	395
September 30, 2019	10.86	.22	.18	.40	(.22)	(.28)	(.50)	10.76	3.98	472,811	1.00	2.07	173
September 30, 2018	10.79	.21	.13	.34	(.19)	(.08)	(.27)	10.86	3.17	485,387.99		1.95	166
Class B
September 30, 2022	$11.72	.08	(1.98)	(1.90)	(.07)	(.35)	(.42)	$9.40	(16.79)	$3,986	1.73	.71	361
September 30, 2021	11.12	.05	.86	.91	(.07)	(.24)	(.31)	11.72	8.31	6,997	1.72	.45	380
September 30, 2020	10.67	.08	.54	.62	(.14)	(.03)	(.17)	11.12	5.87	9,047	1.73	.72	395
September 30, 2019	10.77	.14	.18	.32	(.14)	(.28)	(.42)	10.67	3.24	11,609	1.75	1.31	173
September 30, 2018	10.71	.13	.12	.25	(.11)	(.08)	(.19)	10.77	2.33	15,589	1.74	1.18	166
Class C
September 30, 2022	$11.66	.08	(1.97)	(1.89)	(.08)	(.35)	(.43)	$9.34	(16.88)	$67,579	1.73	.76	361
September 30, 2021	11.06	.05	.86	.91	(.07)	(.24)	(.31)	11.66	8.36	99,034	1.72	.47	380
September 30, 2020	10.61	.08	.54	.62	(.14)	(.03)	(.17)	11.06	5.92	101,750	1.73	.73	395
September 30, 2019	10.71	.14	.18	.32	(.14)	(.28)	(.42)	10.61	3.27	108,582	1.75	1.32	173
September 30, 2018	10.66	.13	.11	.24	(.11)	(.08)	(.19)	10.71	2.25	117,639	1.74	1.19	166
Class P
September 30, 2022	$11.88	.21	(2.02)	(1.81)	(.20)	(.35)	(.55)	$9.52	(15.95)	$169,945.60		1.92	361
September 30, 2021	11.26	.19	.87	1.06	(.20)	(.24)	(.44)	11.88	9.61	180,544.59		1.60	380
September 30, 2020	10.80	.20	.55	.75	(.26)	(.03)	(.29)	11.26	7.10	170,539.59		1.86	395
September 30, 2019	10.89	.26	.19	.45	(.26)	(.28)	(.54)	10.80	4.48	144,175.60		2.47	173
September 30, 2018	10.83	.25	.13	.38	(.24)	(.08)	(.32)	10.89	3.47	120,496.60		2.35	166
Class R
September 30, 2022	$12.21	.14	(2.06)	(1.92)	(.13)	(.35)	(.48)	$9.81	(16.39)	$5,032	1.23	1.23	361
September 30, 2021	11.57	.12	.89	1.01	(.13)	(.24)	(.37)	12.21	8.82	8,115	1.22	.97	380
September 30, 2020	11.08	.14	.57	.71	(.19)	(.03)	(.22)	11.57	6.51	9,223	1.23	1.23	395
September 30, 2019	11.17	.20	.18	.38	(.19)	(.28)	(.47)	11.08	3.69	10,451	1.25	1.82	173
September 30, 2018	11.09	.19	.14	.33	(.17)	(.08)	(.25)	11.17	2.91	10,407	1.24	1.69	166
Class R5
September 30, 2022	$11.88	.20	(2.01)	(1.81)	(.19)	(.35)	(.54)	$9.53	(15.97)	$3,726.71		1.80	361
September 30, 2021	11.26	.17	.88	1.05	(.19)	(.24)	(.43)	11.88	9.49	4,959.70		1.49	380
September 30, 2020	10.80	.19	.55	.74	(.25)	(.03)	(.28)	11.26	6.99	4,664.70		1.77	395
September 30, 2019	10.90	.25	.18	.43	(.25)	(.28)	(.53)	10.80	4.26	5,781.71		2.36	173
September 30, 2018	10.83	.24	.14	.38	(.23)	(.08)	(.31)	10.90	3.45	5,651.71		2.24	166

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

108 Dynamic Asset Allocation Conservative Fund	Dynamic Asset Allocation Conservative Fund 109

Financial highlights cont.

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS					RATIOS AND SUPPLEMENTAL DATA
												Ratio of net
	Net asset		Net realized								Ratio	investment
	value,		and unrealized	Total from	From net	From net		Net asset	Total return	Net assets,	of expenses	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	investment	realized gain	Total	value, end	at net asset	end of period	to average	to average	turnover
Period ended	of period	income (loss)[a]	on investments	operations	income	on investments	distributions	of period	value (%)[b]	(in thousands)	net assets (%)[c]	net assets (%)	(%)[d]
Class R6
September 30, 2022	$11.89	.20	(2.01)	(1.81)	(.19)	(.35)	(.54)	$9.54	(15.89)	$77,067.64		1.85	361
September 30, 2021	11.27	.18	.88	1.06	(.20)	(.24)	(.44)	11.89	9.54	112,853.63		1.57	380
September 30, 2020	10.81	.20	.55	.75	(.26)	(.03)	(.29)	11.27	7.04	119,654.63		1.84	395
September 30, 2019	10.90	.26	.19	.45	(.26)	(.28)	(.54)	10.81	4.42	116,456.64		2.43	173
September 30, 2018	10.84	.25	.12	.37	(.23)	(.08)	(.31)	10.90	3.40	106,430.64		2.31	166
Class Y
September 30, 2022	$11.89	.19	(2.01)	(1.82)	(.18)	(.35)	(.53)	$9.54	(15.98)	$132,583.73		1.75	361
September 30, 2021	11.27	.17	.88	1.05	(.19)	(.24)	(.43)	11.89	9.45	219,011.72		1.46	380
September 30, 2020	10.80	.19	.55	.74	(.24)	(.03)	(.27)	11.27	7.02	236,396.73		1.73	395
September 30, 2019	10.90	.24	.18	.42	(.24)	(.28)	(.52)	10.80	4.20	224,159.75		2.32	173
September 30, 2018	10.83	.24	.13	.37	(.22)	(.08)	(.30)	10.90	3.39	230,196.74		2.20	166

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and/or brokerage service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

d Portfolio turnover includes TBA purchase and sale commitments.

The accompanying notes are an integral part of these financial statements.

110 Dynamic Asset Allocation Conservative Fund	Dynamic Asset Allocation Conservative Fund 111

Notes to financial statements 9/30/22

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from October 1, 2021 through September 30, 2022.

Putnam Dynamic Asset Allocation Conservative Fund (the fund) is a diversified series of Putnam Asset Allocation Funds (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek total return consistent with preservation of capital. Total return is composed of capital appreciation and income. The fund is one of three Putnam Dynamic Asset Allocation Funds, each of which has a unique strategic, or typical, allocation between equity and fixed-income investments. Using qualitative analysis and quantitative techniques, Putnam Management adjusts portfolio allocations from time to time within a certain range for the fund to try to optimize the fund’s performance consistent with its goal. The fund invests mainly in fixed-income investments, including U.S. and foreign government obligations, corporate obligations and securitized debt instruments (such as mortgage-backed investments). Putnam Management may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell fixed-income investments. The fund also invests, to a lesser extent, in equity securities (growth or value stocks or both) of U.S. and foreign companies of any size. Putnam Management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell equity investments. Putnam Management may also select other investments that do not fall within these asset classes. The fund typically uses to a significant extent derivatives, such as futures, options, certain foreign currency transactions, warrants and swap contracts, for both hedging and non-hedging purposes.

The fund offers the following share classes. The expenses for each class of shares may differ based on the distribution and investor servicing fees of each class, which are identified in Note 2.

Share class	Sales charge	Contingent deferred sales charge	Conversion feature
1.00% on certain redemptions of shares
Class A	Up to 5.75%	bought with no initial sales charge	None
Converts to class A shares
Class B*	None	5.00% phased out over six years	after 8 years
Converts to class A shares
Class C	None	1.00% eliminated after one year	after 8 years
Class PΔ	None	None	None
Class R†	None	None	None
Class R5†	None	None	None
Class R6†	None	None	None
Class Y†	None	None	None

* Purchases of class B shares are closed to new and existing investors except by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment.

† Not available to all investors.

Δ Only available to other Putnam funds and other accounts managed by Putnam Management or its affiliates.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

112 Dynamic Asset Allocation Conservative Fund

Under the fund’s Amended and Restated Agreement and Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following

Dynamic Asset Allocation Conservative Fund 113

procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, if any, and including amortization and accretion of premiums and discounts on debt securities, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

The fund may have earned certain fees in connection with its senior loan purchasing activities. These fees, if any, are treated as market discount and are amortized into income in the Statement of operations.

Securities purchased or sold on a delayed delivery basis may be settled at a future date beyond customary settlement time; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the fair value of the underlying securities or if the counterparty does not perform under the contract.

Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The fair value of these securities is highly sensitive to changes in interest rates.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Options contracts The fund uses options contracts to hedge against changes in values of securities it owns, owned or expects to own.

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium

114 Dynamic Asset Allocation Conservative Fund

originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange-traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers.

Options on swaps are similar to options on securities except that the premium paid or received is to buy or grant the right to enter into a previously agreed upon interest rate or credit default contract. Forward premium swap option contracts include premiums that have extended settlement dates. The delayed settlement of the premiums is factored into the daily valuation of the option contracts. In the case of interest rate cap and floor contracts, in return for a premium, ongoing payments between two parties are based on interest rates exceeding a specified rate, in the case of a cap contract, or falling below a specified rate in the case of a floor contract.

Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Futures contracts The fund uses futures contracts to manage exposure to market risk, to hedge prepayment risk, to hedge interest rate risk, to gain exposure to interest rates and to equitize cash.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.”

Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk and to gain exposure to currencies.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Interest rate swap contracts The fund entered into OTC and/or centrally cleared interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to hedge interest rate risk, to gain exposure on interest rates and to hedge prepayment risk.

An OTC and centrally cleared interest rate swap can be purchased or sold with an upfront premium. For OTC interest rate swap contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. OTC and centrally cleared interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change is recorded as an unrealized gain or loss on OTC interest rate swaps. Daily fluctuations in the value of centrally cleared interest rate swaps are settled through a central clearing agent and are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments, including upfront premiums, received or made are recorded as realized gains or losses at the reset date or the closing of the contract. Certain OTC and centrally cleared interest rate swap contracts may

Dynamic Asset Allocation Conservative Fund 115

include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract.

The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults, in the case of OTC interest rate contracts, or the central clearing agency or a clearing member defaults, in the case of centrally cleared interest rate swap contracts, on its respective obligation to perform under the contract. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC interest rate swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared interest rate swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared interest rate swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC and centrally cleared interest rate swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Total return swap contracts The fund entered into OTC and/or centrally cleared total return swap contracts, which are arrangements to exchange a market-linked return for a periodic payment, both based on a notional principal amount, to hedge sector exposure, to manage exposure to specific sectors or industries, to manage exposure to specific securities, to gain exposure to a basket of securities, to gain exposure to specific markets or countries and to gain exposure to specific sectors or industries.

To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. OTC and/or centrally cleared total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market maker. Any change is recorded as an unrealized gain or loss on OTC total return swaps. Daily fluctuations in the value of centrally cleared total return swaps are settled through a central clearing agent and are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain OTC and/or centrally cleared total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC total return swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared total return swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared total return swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC and/or centrally cleared total return swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Credit default contracts The fund entered into OTC and/or centrally cleared credit default contracts to hedge credit risk, to hedge market risk and to gain exposure on individual names and/or baskets of securities.

In OTC and centrally cleared credit default contracts, the protection buyer typically makes a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. For OTC credit default contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. Centrally cleared credit default contracts provide the same rights to the protection buyer and seller except the payments between parties, including upfront premiums, are settled through a central clearing agent through variation margin payments. Upfront and periodic payments received or paid by the fund for OTC and centrally cleared credit default contracts are recorded as realized gains or losses at the reset date or close of the contract. The OTC and centrally cleared credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change in value of OTC credit default contracts is recorded as an unrealized gain or loss. Daily fluctuations in the value of centrally cleared credit default contracts are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Upon the

116 Dynamic Asset Allocation Conservative Fund

occurrence of a credit event, the difference between the par value and fair value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.

In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. In certain circumstances, the fund may enter into offsetting OTC and centrally cleared credit default contracts which would mitigate its risk of loss. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk may be mitigated for OTC credit default contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared credit default contracts through the daily exchange of variation margin. Counterparty risk is further mitigated with respect to centrally cleared credit default swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Where the fund is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount.

OTC and centrally cleared credit default contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

TBA commitments The fund may enter into TBA (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price and par amount have been established, the actual securities have not been specified. However, it is anticipated that the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date.

The fund may also enter into TBA sale commitments to hedge its portfolio positions, to sell mortgage-backed securities it owns under delayed delivery arrangements or to take a short position in mortgage-backed securities. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, either equivalent deliverable securities or an offsetting TBA purchase commitment deliverable on or before the sale commitment date are held as “cover” for the transaction, or other liquid assets in an amount equal to the notional value of the TBA sale commitment are segregated. If the TBA sale commitment is closed through the acquisition of an offsetting TBA purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

TBA commitments, which are accounted for as purchase and sale transactions, may be considered securities themselves, and involve a risk of loss due to changes in the value of the security prior to the settlement date as well as the risk that the counterparty to the transaction will not perform its obligations. Counterparty risk is mitigated by having a master agreement between the fund and the counterparty.

Unsettled TBA commitments are valued at their fair value according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in fair value is recorded by the fund as an unrealized gain or loss. Based on market circumstances, Putnam Management will determine whether to take delivery of the underlying securities or to dispose of the TBA commitments prior to settlement.

TBA purchase commitments outstanding at period end, if any, are listed within the fund’s portfolio and TBA sale commitments outstanding at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements that govern OTC derivative and foreign exchange contracts and Master Securities Forward Transaction Agreements that govern transactions involving mortgage-backed and other asset-backed securities that may result in delayed delivery (Master Agreements) with certain counterparties entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral pledged to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other

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securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

With respect to ISDA Master Agreements, termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term or short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $414,888 on open derivative contracts subject to the Master Agreements. Collateral pledged by the fund at period end for these agreements totaled $130,787 and may include amounts related to unsettled agreements.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The remaining maturities of the securities lending transactions are considered overnight and continuous. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending, net of expenses, is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the fund had no securities out on loan.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $100 million ($317.5 million prior to October 14, 2022) unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to 1.25% plus the higher of (1) the Federal Funds rate and (2) the Overnight Bank Funding Rate for the committed line of credit and 1.30% plus the higher of (1) the Federal Funds rate and (2) the Overnight Bank Funding Rate for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any,

118 Dynamic Asset Allocation Conservative Fund

are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences from losses on wash sale transactions, foreign currency gains and losses, unrealized gains and losses on certain futures contracts, straddle loss deferrals and from interest-only securities. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund reclassified $1,050,903 to decrease undistributed net investment income, $11,466 to increase paid-in capital and $1,039,437 to decrease accumulated net realized loss.

Tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but closely approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$61,827,018
Unrealized depreciation	(112,145,626)
Net unrealized depreciation	(50,318,608)
Undistributed ordinary income	8,989,114
Undistributed long-term gains	34,434,143
Cost for federal income tax purposes	$1,011,921,506

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

0.680%	of the first $5 billion,	0.480%	of the next $50 billion,
0.630%	of the next $5 billion,	0.460%	of the next $50 billion,
0.580%	of the next $10 billion,	0.450%	of the next $100 billion and
0.530%	of the next $10 billion,	0.445%	of any excess thereafter.

For the reporting period, the management fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.515% of the fund’s average net assets.

Putnam Management has contractually agreed, through January 30, 2024, to waive fees and/or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.25% of the average net assets of the equity and asset allocation portion of the fund managed by PIL and 0.20% of the average net

Dynamic Asset Allocation Conservative Fund 119

assets of the fixed-income portion of the fund managed by PIL (prior to July 1, 2022, the annual rate was 0.35% of the average net assets of the portion of the fund managed by PIL).

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. PAC did not manage any portion of the assets of the fund during the reporting period. If Putnam Management or PIL were to engage the services of PAC, Putnam Management or PIL, as applicable, would pay a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.25% of the average net assets of the equity and asset allocation portion of the fund’s assets for which PAC is engaged as sub-advisor and 0.20% of the average net assets of the fixed-income portion of the fund’s assets for which PAC is engaged as sub-advisor (prior to July 1, 2022, the annual rate was 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser).

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class R and class Y shares that included (1) a per account fee for each direct and underlying non-defined contribution account (retail account) of the fund; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services, Inc. has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts.

Class P shares paid a monthly fee based on the average net assets of class P shares at an annual rate of 0.01%.

Class R5 shares paid a monthly fee based on the average net assets of class R5 shares at an annual rate of 0.12%.

Class R6 shares paid a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%.

During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$595,807	Class R	9,160
Class B	7,747	Class R5	5,473
Class C	122,838	Class R6	48,628
Class P	17,531	Class Y	236,131
		Total	$1,043,315

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $1,612 under the expense offset arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $732, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension

120 Dynamic Asset Allocation Conservative Fund

liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities.

The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to the following share classes pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to the following amounts (Maximum %) of the average net assets attributable to each class. The Trustees have approved payment by the fund at the following annual rate (Approved %) of the average net assets attributable to each class. During the reporting period, the class-specific expenses related to distribution fees were as follows:

	Maximum %	Approved %	Amount
Class A	0.35%	0.25%	$1,057,928
Class B	1.00%	1.00%	55,175
Class C	1.00%	1.00%	873,795
Class R	1.00%	0.50%	32,560
Total			$2,019,458

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $39,671 from the sale of class A shares and received $206 and $1,466 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $90 on class A redemptions.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities, including TBA commitments (Long-term)	$3,697,687,851	$3,754,196,736
U.S. government securities (Long-term)	—	—
Total	$3,697,687,851	$3,754,196,736

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions, including, if applicable, direct exchanges pursuant to share conversions, in capital shares were as follows:

	YEAR ENDED 9/30/22		YEAR ENDED 9/30/21
Class A	Shares	Amount	Shares	Amount
Shares sold	4,328,256	$47,796,303	5,553,212	$64,472,706
Shares issued in connection with
reinvestment of distributions	1,659,909	18,749,480	1,296,126	14,920,438
	5,988,165	66,545,783	6,849,338	79,393,144
Shares repurchased	(7,603,152)	(82,214,142)	(7,735,673)	(89,529,313)
Net decrease	(1,614,987)	$(15,668,359)	(886,335)	$(10,136,169)

Dynamic Asset Allocation Conservative Fund 121

	YEAR ENDED 9/30/22		YEAR ENDED 9/30/21
Class B	Shares	Amount	Shares	Amount
Shares sold	8,976	$96,334	50,778	$577,845
Shares issued in connection with
reinvestment of distributions	17,126	193,853	17,980	204,364
	26,102	290,187	68,758	782,209
Shares repurchased	(198,817)	(2,155,970)	(285,458)	(3,292,754)
Net decrease	(172,715)	$(1,865,783)	(216,700)	$(2,510,545)

	YEAR ENDED 9/30/22		YEAR ENDED 9/30/21
Class C	Shares	Amount	Shares	Amount
Shares sold	1,264,124	$14,122,695	1,472,043	$16,876,257
Shares issued in connection with
reinvestment of distributions	313,520	3,524,328	245,648	2,776,537
	1,577,644	17,647,023	1,717,691	19,652,794
Shares repurchased	(2,839,880)	(30,208,378)	(2,422,920)	(27,717,478)
Net decrease	(1,262,236)	$(12,561,355)	(705,229)	$(8,064,684)

	YEAR ENDED 9/30/22		YEAR ENDED 9/30/21
Class P	Shares	Amount	Shares	Amount
Shares sold	8,092,236	$86,396,265	25,009,573	$285,742,261
Shares issued in connection with
reinvestment of distributions	745,797	8,401,960	573,458	6,632,773
	8,838,033	94,798,225	25,583,031	292,375,034
Shares repurchased	(6,192,038)	(67,223,239)	(25,526,022)	(291,740,978)
Net increase	2,645,995	$27,574,986	57,009	$634,056

	YEAR ENDED 9/30/22		YEAR ENDED 9/30/21
Class R	Shares	Amount	Shares	Amount
Shares sold	91,521	$1,012,068	95,286	$1,145,646
Shares issued in connection with
reinvestment of distributions	24,805	291,649	23,201	275,018
	116,326	1,303,717	118,487	1,420,664
Shares repurchased	(267,875)	(3,034,701)	(251,499)	(3,014,990)
Net decrease	(151,549)	$(1,730,984)	(133,012)	$(1,594,326)

	YEAR ENDED 9/30/22		YEAR ENDED 9/30/21
Class R5	Shares	Amount	Shares	Amount
Shares sold	48,906	$523,981	31,132	$363,017
Shares issued in connection with
reinvestment of distributions	19,314	218,410	15,152	175,252
	68,220	742,391	46,284	538,269
Shares repurchased	(94,584)	(1,005,515)	(42,919)	(494,533)
Net increase (decrease)	(26,364)	$(263,124)	3,365	$43,736

122 Dynamic Asset Allocation Conservative Fund

	YEAR ENDED 9/30/22		YEAR ENDED 9/30/21
Class R6	Shares	Amount	Shares	Amount
Shares sold	1,193,788	$13,126,557	2,010,460	$23,339,093
Shares issued in connection with
reinvestment of distributions	435,992	4,942,681	394,022	4,559,100
	1,629,780	18,069,238	2,404,482	27,898,193
Shares repurchased	(3,039,864)	(33,230,530)	(3,528,758)	(41,347,746)
Net decrease	(1,410,084)	$(15,161,292)	(1,124,276)	$(13,449,553)

	YEAR ENDED 9/30/22		YEAR ENDED 9/30/21
Class Y	Shares	Amount	Shares	Amount
Shares sold	3,190,592	$34,734,273	5,155,735	$59,844,904
Shares issued in connection with
reinvestment of distributions	668,039	7,575,417	719,057	8,311,041
	3,858,631	42,309,690	5,874,792	68,155,945
Shares repurchased	(8,379,928)	(93,572,354)	(8,426,724)	(97,960,408)
Net decrease	(4,521,297)	$(51,262,664)	(2,551,932)	$(29,804,463)

At the close of the reporting period, the Putnam RetirementReady Funds owned 18.9% of the outstanding shares of the fund.

Note 5: Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control were as follows:

					Shares
					outstanding
					and fair
	Fair value as	Purchase	Sale	Investment	value as
Name of affiliate	of 9/30/21	cost	proceeds	income	of 9/30/22
Short-term investments
Putnam Cash Collateral
Pool, LLC*	$4,673,015	$15,213,580	$19,886,595	$1,134	$—
Putnam Short Term
Investment Fund**	4,239,484	388,024,574	347,666,982	327,948	44,597,076
Total Short-term
investments	$8,912,499	$403,238,154	$367,553,577	$329,082	$44,597,076

* No management fees are charged to Putnam Cash Collateral Pool, LLC (Note 1).Investment income shown is included in securities lending income on the Statement of operations. There were no realized or unrealized gains or losses during the period.

** Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations. The fund may invest in higher-yielding, lower-rated bonds that may have a higher rate of default. The fund may invest a significant portion of its assets in securitized debt instruments, including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to

Dynamic Asset Allocation Conservative Fund 123

changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

On July 27, 2017, the United Kingdom’s Financial Conduct Authority (“FCA”), which regulates LIBOR, announced its intention to cease compelling banks to provide the quotations needed to sustain LIBOR after 2021. ICE Benchmark Administration, the administrator of LIBOR, ceased publication of most LIBOR settings on a representative basis at the end of 2021 and is expected to cease publication of a majority of U.S. dollar LIBOR settings on a representative basis after June 30, 2023. In addition, global regulators have announced that, with limited exceptions, no new LIBOR-based contracts should be entered into after 2021. LIBOR has historically been a common benchmark interest rate index used to make adjustments to variable-rate loans. It is used throughout global banking and financial industries to determine interest rates for a variety of financial instruments and borrowing arrangements. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies. Various financial industry groups have been planning for the transition away from LIBOR, but there are obstacles to converting certain longer-term securities and transactions to new reference rates. Markets are developing slowly and questions around liquidity in these rates and how to appropriately adjust these rates to mitigate any economic value transfer at the time of transition remain a significant concern. Neither the effect of the transition process nor its ultimate success can yet be known. The transition process might lead to increased volatility and illiquidity in markets that rely on LIBOR to determine interest rates. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of related transactions, such as hedges. While some LIBOR-based instruments may contemplate a scenario where LIBOR is no longer available by providing for an alternative rate-setting methodology, not all may have such provisions and there may be significant uncertainty regarding the effectiveness of any such alternative methodologies. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur at any time.

Beginning in January 2020, global financial markets have experienced, and may continue to experience, significant volatility resulting from the spread of a virus known as Covid–19. The outbreak of Covid–19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand, and general market uncertainty. The effects of Covid–19 have adversely affected, and may continue to adversely affect, the global economy, the economies of certain nations, and individual issuers, all of which may negatively impact the fund’s performance.

Note 7: Senior loan commitments

Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

124 Dynamic Asset Allocation Conservative Fund

Note 8: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Purchased equity option contracts (contract amount)	$—*
Purchased currency option contracts (contract amount)	$5,000,000
Written equity option contracts (contract amount)	$—*
Written currency option contracts (contract amount)	$5,000,000
Futures contracts (number of contracts)	3,000
Forward currency contracts (contract amount)	$195,300,000
Centrally cleared interest rate swap contracts (notional)	$212,800,000
OTC total return swap contracts (notional)	$56,600,000
Centrally cleared total return swap contracts (notional)	$38,500,000
OTC credit default contracts (notional)	$9,800,000
Centrally cleared credit default contracts (notional)	$56,100,000
Warrants (number of warrants)	300

* For the reporting period there were no holdings at the end of each fiscal quarter and the transactions were considered minimal.

Fair value of derivative instruments as of the close of the reporting period
	ASSET DERIVATIVES		LIABILITY DERIVATIVES
Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value
Payables, Net assets —
Credit contracts	Receivables	$1,258,187	Unrealized depreciation	$951,341*
Foreign exchange
contracts	Receivables	476,522	Payables	562,654
Receivables, Net
	assets — Unrealized		Payables, Net assets —
Equity contracts	appreciation	28,906,506*	Unrealized depreciation	1,508,523*
Receivables, Net
	assets — Unrealized		Payables, Net assets —
Interest rate contracts	appreciation	658,906*	Unrealized depreciation	9,921,317*
Total		$31,300,121		$12,943,835

* Includes cumulative appreciation/depreciation of futures contracts and/or centrally cleared swaps as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

Dynamic Asset Allocation Conservative Fund 125

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments
Derivatives not
accounted for as
hedging				Forward
instruments under				currency
ASC 815	Warrants	Options	Futures	contracts	Swaps	Total
Credit contracts	$—	$—	$—	$—	$(1,070,524)	$(1,070,524)
Foreign exchange
contracts	—	(197,100)	—	(996,546)	—	(1,193,646)
Equity contracts	14,048	1,118,322	17,509,417	—	51,531	18,693,318
Interest rate
contracts	—	—	(21,858,090)	—	(6,236,445)	(28,094,535)
Total	$14,048	$921,222	$(4,348,673)	$(996,546)	$(7,255,438)	$(11,665,387)

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss)
on investments
Derivatives not
accounted for as
hedging				Forward
instruments under				currency
ASC 815	Warrants	Options	Futures	contracts	Swaps	Total
Credit contracts	$—	$—	$—	$—	$(276,988)	$(276,988)
Foreign exchange
contracts	—	(8,212)	—	626,602	—	618,390
Equity contracts	(2,765)	—	13,013,385	—	1,505,549	14,516,169
Interest rate
contracts	—	—	(7,394,266)	—	169,820	(7,224,446)
Total	$(2,765)	$(8,212)	$5,619,119	$626,602	$1,398,381	$7,633,125

126 Dynamic Asset Allocation Conservative Fund

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Note 9: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Bank of America N.A.	Barclays Bank PLC	Barclays Capital, Inc. (clearing broker)	BofA Securities, Inc.	Citibank, N.A.	Citigroup Global Markets, Inc.	Credit Suisse International	Goldman Sachs International	HSBC Bank USA, National Association	JPMorgan Chase Bank N.A.	JPMorgan Securities LLC	Merrill Lynch International	Morgan Stanley & Co. International PLC	NatWest Markets PLC	State Street Bank and Trust Co.	UBS AG	WestPac Banking Corp.	Total
Assets:
Centrally cleared interest rate
swap contracts§	$—	$—	$ 3,602,960	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$ 3,602,960
OTC Total return swap contracts*#	—	1,719,587	—	—	—	—	—	163,800	—	—	—	—	—	—	—	—	—	1,883,387
OTC Credit default contracts —
protection sold*#	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
OTC Credit default contracts —
protection purchased*#	—	—	—	—	—	317,095	280,103	202,320	—	—	204,715	47,952	206,002	—	—	—	—	1,258,187
Centrally cleared credit default contracts§	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Futures contracts§	—	—	—	2,736,847	—	—	—	—	—	—	23,453	—	—	—	—	—	—	2,760,300
Forward currency contracts#	1,858	—	—	—	9,947	—	—	—	—	171,291	—	—	189,131	104,295	—	—	—	476,522
Total Assets	$1,858	$1,719,587	$3,602,960	$2,736,847	$9,947	$317,095	$280,103	$366,120	$—	$171,291	$228,168	$47,952	$395,133	$104,295	$—	$—	$—	$9,981,356
Liabilities:
Centrally cleared interest rate “swap
contracts§	—	—	3,541,031	—	—	—	—	—	—	—	—	—	—	—	—	—	—	3,541,031
OTC Total return swap contracts*#	—	1,304,321	—	—	—	—	—	72,004	—	—	—	—	—	—	—	—	—	1,376,325
OTC Credit default contracts —
protection sold*#	17,225	—	—	—	—	255,032	55,143	138,213	—	—	115,847	6,835	116,039	—	—	—	—	704,334
OTC Credit default contracts —
protection purchased*#	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Centrally cleared credit default contracts§	—	—	10,451	—	—	—	—	—	—	—	—	—	—	—	—	—	—	10,451
Futures contracts§	—	—	—	170,253	—	—	—	—	—	—	806,694	—	—	—	—	—	—	976,947
Forward currency contracts#	—	51,783	—	—	—	—	—	—	1,006	7,055	—	—	—	115,617	128,744	31,171	227,278	562,654
Total Liabilities	$17,225	$1,356,104	$3,551,482	$170,253	$—	$255,032	$55,143	$210,217	$1,006	$7,055	$922,541	$6,835	$116,039	$115,617	$128,744	$31,171	$227,278	$7,171,742
Total Financial and Derivative Net Assets	$(15,367)	$363,483	$51,478	$2,566,594	$9,947	$62,063	$224,960	$155,903	$(1,006)	$164,236	$(694,373)	$41,117	$279,094	$(11,322)	$(128,744)	$(31,171)	$(227,278)	$2,809,614
Total collateral received (pledged)†##	$(15,367)	$244,644	$—	$—	$—	$—	$210,000	$155,903	$—	$110,000	$110,000	$41,117	$279,094	$—	$(110,811)	$—	$—
Net amount	$—	$118,839	$51,478	$2,566,594	$9,947	$62,063	$14,960	$—	$(1,006)	$54,236	$(804,373)	$—	$—	$(11,322)	$(17,933)	$(31,171)	$(227,278)
Controlled collateral received (including
TBA commitments)**	$—	$244,644	$—	$—	$—	$—	$210,000	$260,000	$—	$110,000	$110,000	$109,749	$300,000	$—	$—	$—	$—	$1,344,393
Uncontrolled collateral received	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Collateral (pledged) (including
TBA commitments)**	$(19,976)	$—	$—	$(955,598)	$—	$(714,916)	$—	$—	$—	$—	$(368,989)	$—	$—	$—	$(110,811)	$—	$—	$(2,170,290)

128 Dynamic Asset Allocation Conservative Fund	Dynamic Asset Allocation Conservative Fund 129

* Excludes premiums, if any. Included in unrealized appreciation and depreciation on OTC swap contracts on the Statement of assets and liabilities.

** Included with Investments in securities on the Statement of assets and liabilities.

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

## Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

§ Includes current day’s variation margin only as reported on the Statement of assets and liabilities, which is not collateralized. Cumulative appreciation/(depreciation) for futures contracts and centrally cleared swap contracts is represented in the tables listed after the fund’s portfolio. Collateral pledged for initial margin on futures contracts and centrally cleared swap contracts, which is not included in the table above, amounted to $15,408,645 and $3,500,675, respectively.

Note 10: New accounting pronouncements

In March 2020, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2020–04, Reference Rate Reform (Topic 848) — Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in ASU 2020–04 provide optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of LIBOR and other interbank-offered based reference rates as of the end of 2021. The discontinuation of LIBOR was subsequently extended to June 30, 2023. ASU 2020–04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. The adoption of the guidance will not have a material impact on the fund’s financial statements.

130 Dynamic Asset Allocation Conservative Fund

Federal tax information (Unaudited)

Pursuant to §852 of the Internal Revenue Code, as amended, the fund hereby designates $38,064,285 as a capital gain dividend with respect to the taxable year ended September 30, 2022, or, if subsequently determined to be different, the net capital gain of such year.

The fund designated 17.70% of ordinary income distributions as qualifying for the dividends received deduction for corporations.

For the reporting period, the fund hereby designates 35.83%, or the maximum amount allowable, of its taxable ordinary income distributions as qualified dividends taxed at the individual net capital gain rates.

For the reporting period, pursuant to §871(k) of the Internal Revenue Code, the fund hereby designates $9,405,351 of distributions paid as qualifying to be taxed as interest-related dividends, and $18,368,590 to be taxed as short-term capital gain dividends for nonresident alien shareholders.

The Form 1099 that will be mailed to you in January 2023 will show the tax status of all distributions paid to your account in calendar 2022.

Dynamic Asset Allocation Conservative Fund 131

Shareholder meeting results (Unaudited)

June 29, 2022 special meeting

At the meeting, each of the nominees for Trustees was elected, with all funds of the Trust voting together as a single class, as follows:

	Votes for	Votes withheld
Liaquat Ahamed	232,937,784	3,722,436
Barbara M. Baumann	233,561,894	3,098,326
Katinka Domotorffy	233,219,243	3,440,978
Catharine Bond Hill	233,446,071	3,214,150
Kenneth R. Leibler	233,338,540	3,321,680
Jennifer Williams Murphy	233,405,400	3,254,821
Marie Pillai	233,338,625	3,321,596
George Putnam, III	233,238,702	3,421,519
Robert L. Reynolds	233,509,836	3,150,385
Manoj P. Singh	233,287,174	3,373,047
Mona K. Sutphen	233,562,006	3,098,215

A proposal to approve an amendment to your fund’s fundamental investment policy regarding the acquisition of voting securities of any issuer was approved as follows:

Votes for	Votes against	Abstentions	Broker non-votes
35,653,979	399,319	402,287	15,031,755

All tabulations are rounded to the nearest whole number.

132 Dynamic Asset Allocation Conservative Fund

About the Trustees

INDEPENDENT TRUSTEES

Liaquat Ahamed

Born 1952, Trustee since 2012

Principal occupations during past five years: Author; won Pulitzer Prize for *Lords of Finance: The Bankers Who Broke the World.*

Other directorships: Chair of the Sun Valley Writers Conference, a literary not-for-profit organization, and a Trustee of the Journal of Philosophy.

Barbara M. Baumann

Born 1955, Trustee since 2010, Vice Chair since 2022

Principal occupations during past five years: President of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects.

Other directorships: Director of Devon Energy Corporation, a publicly traded independent natural gas and oil exploration and production company; Director of National Fuel Gas Company, a publicly traded energy company that engages in the production, gathering, transportation, distribution, and marketing of natural gas; Senior Advisor to the energy private equity firm First Reserve; Director of three private, independent oil and gas exploration and production companies: Ascent Resources, LLC, Texas American Resources Company II, LLC, and IOG Resources, LLC; member of the Finance Committee of the Children's Hospital of Colorado; member of the Investment Committee of the Board of The Denver Foundation; and previously a Director of publicly traded companies Buckeye Partners LP, UNS Energy Corporation, CVR Energy Company, and SM Energy Corporation.

Katinka Domotorffy

Born 1975, Trustee since 2012

Principal occupations during past five years: Voting member of the Investment Committees of the Anne Ray Foundation and Margaret A. Cargill Foundation, part of the Margaret A. Cargill Philanthropies.

Other directorships: Director of the Great Lakes Science Center and of College Now Greater Cleveland.

Catharine Bond Hill

Born 1954, Trustee since 2017

Principal occupations during past five years: Managing Director of Ithaka S+R, a not-for-profit service that helps the academic community navigate economic and technological change. From 2006 to 2016, Dr. Hill served as the 10th president of Vassar College.

Other directorships: Director of Yale-NUS College and Trustee of Yale University.

Kenneth R. Leibler

Born 1949, Trustee since 2006, Vice Chair from 2016 to 2018, Chair since 2018

Principal occupations during past five years: Vice Chair Emeritus of the Board of Trustees of Beth Israel Deaconess Hospital in Boston. Member of the Investment Committee of the Boston Arts Academy Foundation.

Other directorships: Director of Eversource Corporation, which operates New England's largest energy delivery system; previously the Chair of the Boston Options Exchange, an electronic marketplace for the trading of listed derivatives securities; previously the Chair and Chief Executive Officer of the Boston Stock Exchange; and previously the President and Chief Operating Officer of the American Stock Exchange.

Jennifer Williams Murphy

Born 1964, Trustee since 2022

Principal occupations during past five years: Chief Executive Officer and Founder of Runa Digital Assets, LLC, an institutional investment advisory firm specializing in active management of digital assets. Until 2021, Chief Operating Officer of Western Asset Management, LLC, a global investment adviser, and Chief Executive Officer and President of Western Asset Mortgage Capital Corporation, a mortgage finance real estate investment trust.

Other directorships: Previously, a Director of Western Asset Capital Corporation.

Marie Pillai

Born 1954, Trustee since 2022

Principal occupations during past five years: Senior Advisor, Hunter Street Partners, LP, an asset-oriented private investment firm; Specialty Leader and Member of the Curriculum Committee of the Center for Board Certified Fiduciaries, a public benefit corporation providing coursework for developing fiduciaries. Until 2019, Vice President, Chief Investment Officer, and Treasurer of General Mills, Inc., a global food company.

Other directorships: Director of the Catholic Community Foundation of Minnesota; Investment Advisory Board Member of the University of Minnesota; Member of the Investment Committee of the Bush Foundation, a nonprofit organization supporting community problem-solving in Minnesota, North Dakota, and South Dakota; and previously, a Board Member of Catholic Charities of St. Paul and Minneapolis.

Dynamic Asset Allocation Conservative Fund 133

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund and Putnam Investments. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is 100 Federal Street, Boston, MA 02110.

As of September 30, 2022, there were 102 funds in the Putnam fund complex, including 96 Putnam Funds and six funds in Putnam ETF Trust. Each Trustee serves as Trustee of all Putnam Funds. In addition to serving as Trustees of the Putnam Funds, Dr. Hill, Mses. Domotorffy and Sutphen, and Mr. Ahamed serve as Trustees of Putnam ETF Trust. Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

134 Dynamic Asset Allocation Conservative Fund

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

James F. Clark (Born 1974)	Alan G. McCormack (Born 1964)
Vice President and Chief Compliance Officer	Vice President and Derivatives Risk Manager
Since 2016	Since 2022
Chief Compliance Officer and Chief Risk Officer,	Head of Quantitative Equities and Risk,
Putnam Investments, and Chief Compliance Officer,	Putnam Investments
Putnam Management
Denere P. Poulack (Born 1968)
Nancy E. Florek (Born 1957)	Assistant Vice President, Assistant Clerk,
Vice President, Director of Proxy Voting and Corporate	and Assistant Treasurer
Governance, Assistant Clerk, and Assistant Treasurer	Since 2004
Since 2000
Janet C. Smith (Born 1965)
Michael J. Higgins (Born 1976)	Vice President, Principal Financial Officer, Principal
Vice President, Treasurer, and Clerk	Accounting Officer, and Assistant Treasurer
Since 2010	Since 2007
Head of Fund Administration Services,
Jonathan S. Horwitz (Born 1955)	Putnam Investments and Putnam Management
Executive Vice President, Principal Executive Officer,
and Compliance Liaison	Stephen J. Tate (Born 1974)
Since 2004	Vice President and Chief Legal Officer
Since 2021
Richard T. Kircher (Born 1962)	General Counsel, Putnam Investments,
Vice President and BSA Compliance Officer	Putnam Management, and Putnam Retail Management
Since 2019
Assistant Director, Operational Compliance, Putnam	Mark C. Trenchard (Born 1962)
Investments and Putnam Retail Management	Vice President
Since 2002
Martin Lemaire (Born 1984)	Director of Operational Compliance, Putnam
Vice President and Derivatives Risk Manager	Investments and Putnam Retail Management
Since 2022
Risk Manager and Risk Analyst, Putnam Investments

Susan G. Malloy (Born 1957)
Vice President and Assistant Treasurer
Since 2007
Head of Accounting and Middle Office Services,
Putnam Investments and Putnam Management

The principal occupations of the officers for the past five years have been with the employers as shown above, although in some cases they have held different positions with such employers. The address of each officer is 100 Federal Street, Boston, MA 02110.

Dynamic Asset Allocation Conservative Fund 135

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

136 Dynamic Asset Allocation Conservative Fund

Fund information

Founded over 80 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage funds across income, value, blend, growth, sustainable, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Richard T. Kircher
Putnam Investment	Kenneth R. Leibler, Chair	Vice President and
Management, LLC	Barbara M. Baumann, Vice Chair	BSA Compliance Officer
100 Federal Street	Liaquat Ahamed
Boston, MA 02110	Katinka Domotorffy	Martin Lemaire
	Catharine Bond Hill	Vice President and
Investment Sub-Advisors	Jennifer Williams Murphy	Derivatives Risk Manager
Putnam Investments Limited	Marie Pillai
16 St James’s Street	George Putnam, III	Susan G. Malloy
London, England SW1A 1ER	Robert L. Reynolds	Vice President and
	Manoj P. Singh	Assistant Treasurer
The Putnam Advisory Company, LLC	Mona K. Sutphen
100 Federal Street		Alan G. McCormack
Boston, MA 02110	Officers	Vice President and
	Robert L. Reynolds	Derivatives Risk Manager
Marketing Services	President
Putnam Retail Management		Denere P. Poulack
Limited Partnership	James F. Clark	Assistant Vice President,
100 Federal Street	Vice President, Chief Compliance	Assistant Clerk, and
Boston, MA 02110	Officer, and Chief Risk Officer	Assistant Treasurer

Custodian	Nancy E. Florek	Janet C. Smith
State Street Bank	Vice President, Director of	Vice President,
and Trust Company	Proxy Voting and Corporate	Principal Financial Officer,
	Governance, Assistant Clerk,	Principal Accounting Officer,
Legal Counsel	and Assistant Treasurer	and Assistant Treasurer
Ropes & Gray LLP
	Michael J. Higgins	Stephen J. Tate
Independent Registered	Vice President, Treasurer,	Vice President and
Public Accounting Firm	and Clerk	Chief Legal Officer
PricewaterhouseCoopers LLP
	Jonathan S. Horwitz	Mark C. Trenchard
	Executive Vice President,	Vice President
Principal Executive Officer,
and Compliance Liaison

This report is for the information of shareholders of Putnam Dynamic Asset Allocation Conservative Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund’s investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

Item 3. Audit Committee Financial Expert:

The Funds’ Audit, Compliance and Risk Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each member of the Audit, Compliance and Risk Committee also possesses a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualifies him or her for service on the Committee. In addition, the Trustees have determined that each of Dr. Hill and Mr. Singh qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education.The SEC has stated, and the funds’ amended and restated agreement and Declaration of Trust provides, that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit, Compliance and Risk Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

September 30, 2022	$151,462	$ —	$26,017	$ —
September 30, 2021	$154,852	$ —	$22,542	$ —

For the fiscal years ended September 30, 2022 and September 30, 2021, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $324,300 and $287,441 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund’s last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit, Compliance and Risk Committee. The Audit, Compliance and Risk Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit, Compliance and Risk Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2–01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

September 30, 2022	$ —	$298,283	$ —	$ —
September 30, 2021	$ —	$264,899	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Disclosures of Securities Lending Activities for Closed-End Management Investment Companies:

Not Applicable

Item 13. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Asset Allocation Funds

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: November 28, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: November 28, 2022

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: November 28, 2022